UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2021

Item 1:	Report to Shareholders.

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Alpha Strategy Fund	Growth Leaders Fund

Durable Growth Fund	Health Care Fund

Focused Growth Fund	International Equity Fund

Focused Large Cap Value Fund	International Opportunities Fund

Focused Small Cap Value Fund	International Value Fund

Fundamental Equity Fund	Micro Cap Growth Fund

Global Equity Fund*	Value Opportunities Fund

* formerly Global Equity Research Fund

For the fiscal year ended October 31, 2021

Table of Contents

1	A Letter to Shareholders

43	Investment Comparisons

60	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation/Sector

Schedules of Investments:

89	Alpha Strategy Fund

90	Durable Growth Fund

93	Focused Growth Fund

95	Focused Large Cap Value Fund

97	Focused Small Cap Value Fund

100	Fundamental Equity Fund

103	Global Equity Fund

108	Growth Leaders Fund

111	Health Care Fund

115	International Equity Fund

121	International Opportunities Fund

127	International Value Fund

132	Micro Cap Growth Fund

135	Value Opportunities Fund

138	Statements of Assets and Liabilities

148	Statements of Operations

156	Statements of Changes in Net Assets

170	Financial Highlights

220	Notes to Financial Statements

261	Report of Independent Registered Public Accounting Firm

263	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund, Lord Abbett Durable Growth Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Small Cap Value Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett Health Care Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, Lord Abbett Micro Cap Growth Fund, and Lord Abbett Value Opportunities Fund
Annual Report

For the fiscal year ended October 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Alpha Strategy Fund

For the fiscal year ended October 31, 2021, the Fund returned 45.31%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Index,1 which returned 50.80% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite3 returned 42.91% and 42.99%, respectively. Small cap stocks4 outperformed large cap stocks5 (50.80% vs. 43.51%), while value6 outperformed growth7 (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow-up data concluded that the efficacy rate for the vaccine was 95%. Shortly thereafter, both Moderna and AstraZeneca announced studies indicating their vaccines were over 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds towards the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones

Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds – which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in the equity securities of U.S. and foreign micro-cap, small, and mid-sized companies. The Fund uses a “blend” strategy to gain exposure to both growth and value stocks.

The portfolio’s exposure to domestic small-cap growth stocks within the Lord Abbett Developing Growth Fund was the largest detractor from relative performance over the period. As mentioned above, positive vaccine developments at the end of 2020 helped bolster optimism about the economy reopening, which drove a rotation from growth and momentum stocks to value and cyclical stocks. Within small cap growth, exposure to highly innovative industries such as the biotechnology sector detracted since they generally lack strong earnings and revenue growth while their drugs and therapies are still in the early stages of development. The stocks of such companies came under pressure during this period of uncertainty as investors showed a strong preference for larger cash-rich companies.

In addition, the portfolio’s allocation to international small-cap stocks within the Lord Abbett International Opportunities Fund was also a notable detractor from relative performance, as domestic equities outperformed international equities over the period.

The portfolio’s weightings in domestic small-cap value stocks within the Lord Abbett Focused Small Cap Value Fund and the Lord Abbett Small Cap Value Fund were the largest contributors to relative performance over the period. In particular, security selection within the financials sector benefited both Funds, as rising interest rates and a healthy consumer were both major tailwinds throughout the period.

Lord Abbett Durable Growth Fund

For the fiscal year ended October 31, 2021, the Fund returned 36.00% reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,8 which returned 43.21% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite3 returned 42.91% and 42.99%, respectively. Small cap stocks4 outperformed large cap stocks5 (50.80% vs. 43.51%), while value6 outperformed growth7 (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow-up data concluded that the efficacy rate for the vaccine was 95%. Shortly thereafter, both Moderna and AstraZeneca announced studies indicating their vaccines were over 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds towards the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds – which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

Our investment philosophy is focused on identifying durable franchises that exhibit a compelling combination of strong growth prospects and seasoned management teams that are mispriced by the market. We believe we can deliver consistently strong returns by constructing a portfolio of durable growth companies that have seen growth trends and adoption trends structurally accelerate, supporting current valuations. In addition, we seek to invest in companies that have developed a stronger competitive position or have been temporarily negatively impacted by the current environment potentially creating an attractive entry point.

Security selection within the information technology sector was the primary detractor from relative performance over the period. Specifically, the Fund’s overweight position in Amazon.com, Inc., a global leader in online retail shopping services, was the largest individual drag on performance. After a relatively strong first half of 2021, shares of the company fell following second quarter earnings results and guidance for the remainder of the year that were softer than expected. Amazon has also dealt with obstacles in its logistics chain that led to delivery delays, and high turnover in warehouses, where some workers staged walkouts in protest of Amazon’s handling of safety. The Fund’s position in Meta Platforms, Inc. (formerly Facebook), was also a notable detractor within the sector, as regulatory concerns increased volatility for the stock.

RingCentral, Inc., an operator of global enterprise cloud communications and collaboration solutions, also detracted from relative performance. Despite strong quarterly earnings results throughout the period, shares of RingCentral fell following the initial announcement that Zoom had come to an agreement to acquire Five9, a leading cloud contact center software.

Conversely, security selection within the Fund’s allocation to the healthcare sector was a primary contributor to relative performance. Specifically, security selection within biotechnology and medical devices drove performance, as more people have been able to get elective procedures compared to earlier in the year. Within the subsectors, Dexcom, Inc., Repligen Corp., and Intuitive Surgical, Inc. were all notable contributors and all three positions are active overweights within the portfolio.

The Fund’s position in Alphabet, Inc. was also a notable contributor to relative performance over the period as the company has consistently reported exceedingly strong growth in several metrics, led by search, YouTube, and cloud communications. The Fund remains overweight in Alphabet, Inc. relative to the benchmark.

Lord Abbett Focused Growth Fund

  For the fiscal year ended October 31, 2021, the Fund returned 43.48%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,8 which returned 43.21% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite3 returned 42.91% and 42.99%, respectively. Small cap stocks4 outperformed large cap stocks5 (50.80% vs. 43.51%), while value6 outperformed growth7 (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow-up data concluded that the efficacy rate for the vaccine was 95%. Shortly thereafter, both Moderna and AstraZeneca announced studies indicating their vaccines were over 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds towards the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds – which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

The portfolio’s underweight to prominent mega cap companies contributed to relative performance during the period, as the possibility of a faster-than-expected reopening of the U.S. economy, along with the unprecedented fiscal and monetary stimulus, restored investor confidence in smaller capitalized companies throughout first quarter of 2021. Looking ahead, we believe the market is starting to look through the current strength of cyclicals towards innovation stocks with sustained, secular growth and we would expect market leadership to start to come from outside mega cap stocks, which have dominated even as some growth is slowing.

The portfolio’s position in Tesla, Inc., a designer and manufacturer of electric vehicles and energy storage systems, was the largest individual contributor to relative performance. Tesla’s strong run has been well documented, as the company attained a $1 trillion market cap in late October. Shares of the company have rapidly climbed as the company’s execution, capital expenditure discipline, and strong orders drove the advance in the stock price. We maintain our high conviction in the stock and it remains one of the portfolio’s largest active overweights.

The portfolio’s position in NVIDIA Corporation, a designer and manufacturer of computer graphics processors, chipsets, and related multimedia software, was also a notable contributor to relative performance over the period. Similar to Tesla, NVIDIA is among the largest active overweights in the portfolio. While shares of the company were relatively flat during the market rotation from growth to value throughout the first half of the fiscal year, shares soared throughout the summer after the company reported 30% year-over-year growth for the second quarter of 2021 in their all-important datacenter segment and raised its full year earnings guidance.

Conversely, stock selection within the biotechnology sector was a primary detractor from relative performance during the period. Due to increased uncertainty from global supply chain issues, inflationary concerns, and the Delta variant headwind, among other factors, investors overwhelmingly favored larger cash-rich companies generating high levels of current profits. As a result, smaller biotechnology companies mostly struggled, as they generally lack strong earnings and revenue growth while their drugs and therapies are still in the developmental stage. Specifically, the portfolio’s positions in Arena Pharmaceuticals and Turning Point Therapeutics were among the largest detractors from performance and we have since exited out of both stocks.

The portfolio’s underweight position in Amazon.com, Inc., the world’s leading online retail shopping platform, also detracted from relative performance as, in our view, the company has continued to execute well throughout the recovery. While we believe the company has continued to execute well throughout the recovery it remains one of the portfolio’s largest active underweights.

Lord Abbett Focused Large Cap Value Fund

For the fiscal year ended October 31, 2021, the Fund returned 56.50%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,9 which returned 43.76% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq returned3 42.91% and 42.99%, respectively. Small cap stocks4 outperformed large cap stocks5 (50.80% vs.

43.51%), while value6 outperformed growth7 (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow- up data concluded that the efficacy rate for the vaccine was 95%. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective, and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P® 500 Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds towards the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds, which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

During the 12-month period ending October 31, 2021, the Fund’s position in Caesars Entertainment, a casino management company, contributed most to relative performance. Shares of Caesars increased over the period as the company was a beneficiary of widespread vaccine distribution and fiscal stimulus. The economy reopening aided the company as occupancies in Las Vegas surged from 60% in the fourth quarter 2020 to 89% in the second quarter of 2021. The Fund’s position in McAfee Corp. also contributed to relative performance. Shares of the security software company rose after it was announced that it had entered into a definitive agreement to sell its Enterprise business to a consortium led by Symphony Technology Group in an all-cash transaction for $4.0 billion. The stock rallied as the company became a pure play consumer cybersecurity company. The Fund’s allocation to Spectrum Brands Holdings Inc., a manufacturing company, also contributed to relative performance. The stock rose following the announcement that the company had entered into a definitive agreement to sell its hardware and home improvement segment to Assa Abloy, a manufacturing company, for $4.3 billion in an all-cash transaction. We believe the transaction simplifies the company’s business segments to three areas, which is expected to allow management to devote resources and prioritize innovation to accelerate long-term sustainable growth.

Conversely, the largest detractor from relative performance during the 12-month period ending October 31, 2021 was Sabre Corp., a travel technology company. The stock plummeted after first quarter earnings fell short of expectations due to international government restrictions and lower fees caused by a higher mix of domestic leisure in North America. Shares continued to lag over the rest of the year as the spread of the Delta variant hindered optimism around global travel. The Fund’s position in Allison Transmission Holdings Inc., an American manufacturer and distributor of vehicle propulsion solutions, also detracted from relative performance. Shares came under pressure at the start of the summer as industry supply chain constraints and higher spending costs created headwinds for the company. The Fund’s position in Euronet Worldwide Inc., detracted from relative performance. Shares of the electronic payment provider came under pressure in the summer as the economic recovery continued to be rocky, especially in regard to cross-border travel, due to the spread of the delta variant. This weighed on the higher margin EFT (electronic funds transfer) segment which led to a drag on earnings and thus the stock lagged.

Lord Abbett Focused Small Cap Value Fund

For the fiscal year ended October 31, 2021, the Fund returned 64.27%, reflecting performance at the net asset value (“NAV”)

of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index,10 which returned 64.30% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq3 returned 42.91% and 42.99%, respectively. Small cap stocks4 outperformed large cap stocks5 (50.80% vs. 43.51%), while value6 outperformed growth7 (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow-up data concluded that the efficacy rate for the vaccine was 95%. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective, and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds towards the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds, which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

The largest detractor from relative performance during the 12-month period ending October 31, 2021, was the Fund’s position in Purple Innovation Inc, a mattress company. Shares of Purple fell significantly in March after the company missed earnings estimates due to a deceleration of demand in December for both the direct-to consumer and wholesale businesses. The company faced further headwinds when there was a product accident in May which caused production to be shut down and sales expectations to be lowered. The Fund’s position in Alliance Data Systems Corp., a payment and lending provider, also detracted from relative performance. Shares of the company lagged since the summer as a greater percentage of customers paid off their credit cards in full, which resulted in lower-than-expected loan growth. Additionally, there was an acceleration in “Buy Now Pay Later” entrants, which created a headwind for the stock. The Fund’s position in Bally’s Corporation also detracted from relative performance. Shares of the global casino-entertainment company lagged since May as the company announced a series of acquisitions. Additionally, the uncertainty around the launch of a full-scale U.S. online gaming system created a headwind for the stock.

Conversely, the Fund’s position in Bancorp, Inc., a financial holding company, was the largest contributor to relative performance. Shares rose steadily throughout the period as banks benefitted from an improving economy, rising interest rates and easing of restrictions on capital return to shareholders. Additionally, the stock benefitted from the announcement that the company would replace R1 RCM, a healthcare manager, in the S&P SmallCap 600. The Fund’s position in Western Alliance Bancorp, a bank holding company, also contributed to relative performance. The firm exceeded earnings expectations throughout the year but largely in the second quarter due to strong loan and deposit growth. Additionally, shares rose significantly in February after the company announced that it had signed a definitive agreement to acquire AmeriHome, a national multi-channel mortgage purchaser and servicer. The acquisition is expected to add 30% to consensus 2022 EPS (earnings per share) estimates. The Fund’s position in R.R. Donnelley & Sons Co., a communication solutions company, also contributed to relative performance. Shares rose after it was announced that Chatham Asset Management, a private investment firm, had offered to acquire the company at $7.50 per share, a 62.1% premium to the previous day’s closing price.

Lord Abbett Fundamental Equity Fund

 For the fiscal year ended October 31, 2021, the Fund returned 44.87%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index9, which returned 43.76% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500®2 Index and the tech-heavy Nasdaq Composite3 returned 42.91% and 42.99%, respectively. Small cap stocks4 outperformed large cap stocks5 (50.80% vs. 43.51%), while value6 outperformed growth7 (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow-up data concluded that the efficacy rate for the vaccine was 95%. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective, and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds towards the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds, which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

The largest contributor to relative performance during the 12-month period ending October 31, 2021, was the Fund’s position in Alphabet Inc., a multinational technology conglomerate. Shares of Alphabet rose throughout the year but rallied after each of its quarterly earnings reports. As of the end of the third quarter, advertising revenue within its search and YouTube segments grew 6% and 32%, year-over-year, respectively. Additionally, the Fund’s position in NetApp, Inc., an American hybrid cloud data service and data management company, contributed to relative performance. The company reported earnings per share above consensus throughout the year driven mainly by cloud growth and on-premise share gains. As of the third quarter, the public cloud ARR (annual recurring revenue) was up 89% year-over-year and on-premise all-flash array (AFA) system sales were up 23% year-over-year. The Fund’s allocation to Morgan Stanley, an American multinational investment bank, contributed to relative performance. Shares of Morgan Stanley rose throughout the year as financials benefitted from a healthy consumer and rising rates. Additionally, the company continued to experience positive idiosyncratic trends within nearly every business line. This included growing market share in the institutional trading business and growing assets and loan balances within both the global wealth management and investment management businesses.

Conversely, during the 12-month period ending October 31, 2021 the Fund’s position in Verizon Communications Inc., a multinational telecommunications conglomerate, detracted most from relative performance. Shares fell significantly in late January after the company reported fourth quarter earnings which revealed that the company was losing market share as competition in the space intensified. During the first quarter of 2021, we exited our position in favor of other opportunities consistent with our normalized free cash flow methodology. Bristol Myers Squibb, a global biopharmaceutical company, also detracted from relative performance. Shares of the company came under pressure during the fall after the FDA (Food and Drug Administration) announced that new warning labels needed to be added to JAK (Janus Kinase) ventilators. The Fund’s position in Allison Transmission Holdings Inc., an American manufacturer and distributor of vehicle propulsion solutions, also detracted from relative performance. Shares came under pressure at the start of the summer as industry supply chain constraints and higher cost spending created headwinds for the stock.

Lord Abbett Global Equity Fund

For the fiscal year ended October 31, 2021, the Fund returned 38.37%, reflecting performance at the net asset value (“NAV”) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI All Country World Index with Net Dividends,11 which returned 37.28% over the same period.

The trailing twelve-month period was characterized by several market-moving events. A bullish narrative dominated for the better part of the period. Investor focus remained on the U.S. central bank liquidity tailwind, fiscal stimulus, vaccine progress, reopening momentum, a strong corporate profit backdrop and robust equity inflows. However, inflation was the bigger story from a risk sentiment perspective. There was an unrelenting flurry of headlines and corporate commentary about upward pressure on prices from supply chain disruptions, higher raw-materials costs, shipping constraints and a tightening labor market. Headline U.S. consumer prices rose 0.4% in September, following gains of 0.3% month-on-month in August. In September, core consumer prices increased 0.2% month-on-month, following a 0.1% gain in August. Headline prices were up 5.4% year-on-year in September, while core prices were up 4.0% year-on-year.

While concerns about an inflation overshoot were pervasive, the U.S. Federal Reserve (the “Fed”) remained consistent in its messaging earlier in 2021 around expectations that price pressures would be transitory, and the peak inflation theme gained traction through the second quarter, even as economists suggested that ‘transitory’ may be longer than expected. In the Fed’s latest meeting, in October 2021, Fed Chairman Jerome Powell reiterated the most recent rhetorical shift among policymakers toward a recognition that inflationary pressures may remain for longer than first thought. While the base case is that supply difficulties will be resolved, Powell noted that policymakers must be patient and watch the economy carefully. In addition, the Chairman noted that despite the likely need to begin tapering asset purchases, it is not time for the Fed to raise rates, as the U.S. labor market only holds approximately five million jobs below the 2020 high and still has room to recover further. Also of note, U.S. Treasury yields rose meaningfully throughout the period. The 10-year U.S. Treasury yield rose from 0.88%, as of October 31, 2020, to 1.56% as of one year later, while reaching a high of 1.75% in March 2021. The quick rise in rates, followed by a period of rate moderation, and finally a late 3rd quarter escalation in rate volatility, led to similarly variable equity market movement, as the growth versus value equity dynamic shifted several times throughout the year.

Meanwhile, the European Central Bank (the “ECB”) also maintained interest rates at 0% during this twelve-month period. At its most recent meeting, in October 2021, the ECB reiterated that it expected the current rise in inflation to be transitory. A decision on how to conduct asset purchases following the end of the Pandemic Emergency Purchase Programme (PEPP) was postponed until December. The central bank currently purchases assets at €20 billion per month. Similar to other global central banks, the Bank of Japan (the “BoJ”) introduced several measures to combat the pressures from COVID-19, including aggressive purchases of corporate debt and a new lending facility to funnel money to smaller firms via financial institutions. However, Japan was hit by 5 waves of the virus, and lockdowns and closures had a particularly dampening effect on economic activity. While other major central banks have begun to unwind their easing policies - or have indicated that they are ready to do so - the BoJ did not look set to pursue a path toward the normalization of policy anytime soon, given price momentum in Japan was much weaker than in other countries. In its latest meeting, the BoJ kept interest rates and its asset purchase program unchanged.

Risk assets continued to recover through the spring of 2021 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization, a continuation of massive monetary and fiscal policy globally, and the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Markets became more cautious towards the summer, as the spread of the Delta variant of COVID-19 dominated the headlines and the U.S. case count reached over 100k a day by the end of July. However, many economists and strategists were fairly sanguine about the global recovery and market risks, given vaccine efficacy, high vaccination rates in the most vulnerable populations, higher natural immunity, reluctance to impose new restrictions, and broader fatigue surrounding social distancing and other behavioral changes.

Sentiment overseas moved largely in line with that of the U.S., and non-U.S. equity markets continued their ascent. Two of the major outliers were Japan and China. Japanese equities closed out the 12-month period underperforming broader global developed markets by 1700 basis points, as flare-ups of COVID-19 cases in the country continued to occur and the government extended a state of emergency to combat the spread of the virus all the way through November 2021. As such, Japan was one of the few major developed economies that continued to show year-over-year gross domestic product declines through first quarter of 2021, before finally experiencing growth in the second quarter. Chinese equities were choppy throughout the period before closing out at a modest gain. In late February and early March, China’s stock market fell sharply on the heels of rising U.S. yields and inflation expectations, sending high-flying technology shares plummeting. Most recently, in June and July, reforms to the private tutoring sector triggered volatility, with the changes coming hot on the heels of increased scrutiny being applied to the technology sector, as well as actions taken to stabilize the housing market. Finally, in September, worsening debt problems at Evergrande, China’s third-largest real estate developer, dominated headlines as concerns grew about a potential debt restructuring of the company, whose debt load exceeded USD 300 billion. China’s Ministry of Housing and Urban Rural Development told banks that Evergrande would not be able to make its interest payments due on September 20. This sparked fear of contagion and a global fallout akin to the Lehman downfall in 2008. Meanwhile, Eurozone equity markets rose steadily during the period with the tailwind of strong macroeconomic data and as vaccine distribution continued to head in the right direction.

During the period, the Fund’s outperformance relative to the benchmark was driven by stock selection within the information technology and financials sectors. Within information technology, holdings in NVIDIA Corp. contributed to relative performance as the American manufacturer of computer graphics processors and chipsets benefitted from strong tailwinds in the video gaming and data center markets. The company has shown broad-based strength in all segments, while continuing to deliver impressive earnings results. An overweight position in Microsoft Corp. also contributed to relative performance as the company’s stock rose throughout the year. The American multinational technology corporation, which produces computer software, consumer electronics, and personal computers, continued to benefit from global populations staying home more often and increased remote working arrangements.

Within the financials sector, an overweight position in The Bancorp, Inc. contributed to relative performance. The U.S. private label bank’s stock rose tremendously given its favorable niche positioning in the banking subsector. The company offers private-label banking services to online and nonbank lenders. The company also has an institutional banking business for financial professions and a commercial banking arm for small-business lending - all parts of the financial sector that have been growing. Government stimulus, an increase in consumer spending, and a recovering economy have all propelled the business over the past year.

Conversely, stock selection within the consumer discretionary and health care sectors detracted from relative performance. Within the consumer discretionary sector, shares of Alibaba Group Holdings, Ltd., a Chinese online and mobile marketplace in retail and wholesale trade, fell meaningfully throughout the year. In April 2021, the company was fined $2.8 billion for violating anti-monopoly rules. In mid-August, the State Administration for Market Regulation issued a comprehensive list of rules that forbid tech giants from illegally capturing and using customer data or using technology to bar access to competitors’ products. The slew of fines and heightened regulations led to the stock’s underperformance. Additionally, Vipshop Holdings, Limited, a Chinese online retail company, detracted from relative performance. Shares fell over the period as the company underperformed due to growth slowdown concerns and a general negative view on Chinese ecommerce stocks.

Within the health care sector, holdings of Vertex Pharmaceutical, Inc. detracted from relative performance. The global biotechnology company’s stock fell as it discontinued clinical trials over the past 12 months for two of its experimental treatments for the rare genetic disorder alpha-1 antitrypsin.

Lord Abbett Growth Leaders Fund

For the fiscal year ended October 31, 2021, the Fund returned 37.77%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,8 which returned 43.21% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite3 returned 42.91% and 42.99%, respectively. Small cap stocks4 outperformed large cap stocks5 (50.80% vs. 43.51%), while value6 outperformed growth7 (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow-up data concluded that the efficacy rate for the vaccine was 95%. Shortly thereafter, both Moderna and AstraZeneca announced studies indicating their vaccines were over 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds towards the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds – which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

The portfolio’s position in Tesla, Inc., a designer and manufacturer of electric vehicles and energy storage systems, was the largest individual contributor to relative performance. Tesla’s strong run has been well documented, as the company attained a $1 trillion market cap in late October. Shares of the company have rapidly climbed as the company’s execution, capital expenditure discipline, and strong orders drove the advance in the stock price. We maintain our high conviction in the stock and it remains one of the portfolio’s largest active overweights.

The portfolio’s position in NVIDIA Corporation, a designer and manufacturer of computer graphics processors, chipsets, and related multimedia software, was also a notable contributor to relative performance over the period. Similar to Tesla, NVIDIA is among the largest active overweights in the portfolio. While shares of the company were relatively flat during the market rotation from growth to value throughout the first half of the fiscal year, shares soared throughout the summer after the company reported 30% year-over-year growth for the second quarter of 2021 in their all-important datacenter segment and raised its full year guidance.

Conversely, stock selection within the biotechnology sector was a primary detractor from relative performance during the period. Due to increased uncertainty from global supply chain issues, inflationary concerns, and the Delta variant headwind, among other factors, investors overwhelmingly favored larger cash-rich companies generating high levels of current profits. As a result, smaller biotechnology companies mostly struggled, as they generally lack strong earnings and revenue growth while their drugs and therapies are still in the developmental stage. Specifically, the portfolio’s positions in Arena Pharmaceuticals, Mirati Therapeutics, Inc., and Turning Point Therapeutics were among the largest detractors from performance.

The portfolio’s position in Amazon.com, Inc., the world’s leading online retail shopping platform, also detracted from relative performance as the stock meaningfully lagged the rest of consumer discretionary sector. While we believe the company has continued to execute well throughout the recovery it remains one of the portfolio’s largest active underweights.

Lord Abbett Health Care Fund

For the fiscal year ended October 31, 2021, the Fund returned 28.56%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI Health Care Index with Net Dividends,12 which returned 28.57% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite3 returned 42.91% and 42.99%, respectively. Small cap stocks4 outperformed large cap stocks5 (50.80% vs. 43.51%), while value6 outperformed growth7 (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow-up data concluded that the efficacy rate for the vaccine was 95%. Shortly thereafter, both Moderna and AstraZeneca announced studies indicating their vaccines were over 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds towards the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds – which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

Our investment philosophy is focused on identifying disruptive healthcare innovators and is rooted in the belief that the market persistently underestimates the return potential of these companies. We believe we can deliver consistently strong returns through specialized sector expertise and an active approach to identify promising companies and trends early in their life cycles. In addition, we seek to invest in areas that possess large patient populations and where there are unmet needs, such as diabetes, Alzheimer’s, cardiology, and oncology.

Security selection within medical devices was a primary contributor to relative performance during the period, as more people have been able to get elective procedures compared to during the pandemic-induced lockdowns throughout 2020. Within the subsector, the portfolio’s position in Dexcom, Inc., a developer and manufacturer of continuous glucose monitoring systems for diabetes management, was among the largest individual contributors and is currently one of the portfolio’s largest overweights. The portfolio’s positions in Inspire Medical Systems, Inc. and Danaher Corporation

were also notable contributors within the subsector.

In addition, the portfolio’s positions in Eli Lilly & Co. and UnitedHealth Group were also among the largest contributors to performance. We believe that COVID-19 helped highlight the companies that thought differently about patient access and care. In the case of UnitedHealth, they provided over $1.5 billion in immediate assistance and premium support to customers, as many people had been unable to access routine or planned care due to the pandemic. Eli Lilly also took several measures to assist its customers throughout the pandemic, including offering anyone who has commercial insurance, or no insurance, their monthly prescription of insulin for $35 through the Lilly Insulin Value Program. Eli Lily remains one of the portfolio’s largest overweights.

Conversely, stock selection within the biotechnology sector was a primary detractor from relative performance during the period. Due to increased uncertainty from global supply chain issues, inflationary concerns, and the Delta variant headwind, among other factors, investors overwhelmingly favored larger cash-rich companies generating high levels of current profits. As a result, smaller biotechnology companies mostly struggled, because we believe they generally lack strong earnings and revenue growth while their drugs and therapies are still in the developmental stage. Specifically, the portfolio’s positions in Arena Pharmaceuticals, Mirati Therapeutics, Inc., and Turning Point

Therapeutics were among the largest detractors from performance.

Lord Abbett International Equity Fund

For the fiscal year ended October 31, 2021, the Fund returned 33.15%, reflecting performance at the net asset value (“NAV”) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI ex-U.S. Index with Net Dividends13, which returned 29.66% over the same period.

The trailing twelve-month period was characterized by several market-moving events. A bullish narrative dominated for the better part of the period. Investor focus remained on the U.S. central bank liquidity tailwind, fiscal stimulus, vaccine progress, reopening momentum, a strong corporate profit backdrop and robust equity inflows. However, inflation was the bigger story from a risk sentiment perspective. There was an unrelenting flurry of headlines and corporate commentary about upward pressure on prices from supply chain disruptions, higher raw-materials costs, shipping constraints and a tightening labor market. Headline U.S. consumer prices rose 0.4% in September, following gains of 0.3% month-on-month in August. In September, core consumer prices increased 0.2% month-on-month, following a 0.1% gain in August. Headline prices were up 5.4% year-on-year in September, while core prices were up 4.0% year-on-year.

While concerns about an inflation overshoot were pervasive, the U.S. Federal Reserve (the “Fed”) remained consistent in its messaging earlier in 2021 around expectations that price pressures would be transitory, and the peak inflation theme gained traction through the second quarter, even as economists suggested that ‘transitory’ may be longer than expected. In the Fed’s latest meeting, in October 2021, Fed Chairman Jerome Powell reiterated the most recent rhetorical shift among policymakers toward a recognition that inflationary pressures may remain for longer than first thought. While the base case is that supply difficulties will be resolved, Powell noted that policymakers must be patient and watch the economy carefully. In addition, the Chairman noted that despite the likely need to begin tapering asset purchases, it is not time for the Fed to raise rates, as the U.S. labor market only holds approximately five million jobs below the 2020 high and still has room to recover further. Also of note, U.S. Treasury yields rose meaningfully throughout the period. The 10-year U.S. Treasury yield rose from 0.88% as of October 31, 2020 to 1.56% as of one year later, while reaching a high of 1.75% in March 2021. The quick rise in rates, followed by a period of rate moderation, and finally a late 3rd quarter escalation in rate volatility, led to similarly variable equity market movement, as the growth versus value equity dynamic shifted several times throughout the year.

Meanwhile, the European Central Bank (the “ECB”) also maintained interest rates at 0% during this twelve-month period. At its most recent meeting, in October 2021, the ECB reiterated that it expected the current rise in inflation to be transitory. A decision on how to conduct asset purchases following the end of the Pandemic Emergency Purchase Programme (PEPP) was postponed until December. The central bank currently purchases assets at €20 billion per month. Similar to other global central banks, the Bank of Japan (the “BoJ”) introduced several measures to combat the pressures from COVID-19, including aggressive purchases of corporate debt and a new lending facility to funnel money to smaller firms via financial institutions. However, Japan was hit by 5 waves of the virus, and lockdowns and closures had a particularly dampening effect on economic activity. While other major central banks have begun to unwind their easing policies - or have indicated that they are ready to do so - the BoJ did not look set to pursue a path toward the normalization of policy anytime soon, given price momentum in Japan was much weaker than in other countries. In its latest meeting, the BoJ kept interest rates and its asset purchase program unchanged.

Risk assets continued to recover through the spring of 2021 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization, a continuation of massive monetary and fiscal policy globally, and the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Markets became more cautious towards the summer, as the spread of the Delta variant of COVID-19 dominated the headlines and the U.S. case count reached over 100k a day by the end of July. However, economists and strategists were fairly sanguine about the global recovery and market risks, given vaccine efficacy, high vaccination rates in the most vulnerable populations, higher natural immunity, reluctance to impose new restrictions, and broader fatigue surrounding social distancing and other behavioral changes.

Sentiment overseas moved largely in line with that of the U.S., and non-U.S. equity markets continued their ascent. Two of the major outliers were Japan and China. Japanese equities closed out the 12-month period underperforming broader global developed markets by 1700 basis points, as flare-ups of COVID-19 cases in the country continued to occur and the government extended a state of emergency to combat the spread of the virus all the way through November 2021. As such, Japan was one of the few major developed economies that continued to show year-over-year gross domestic product declines through 1Q21, before finally experiencing growth in Q2. Chinese equities were choppy throughout the period before closing out at a modest gain. In late February and early March, China’s stock market fell sharply on the heels of rising U.S. yields and inflation expectations, sending high-flying technology shares plummeting. Most recently, in June and July, reforms to the private tutoring sector triggered volatility, with the changes coming hot on the heels of increased scrutiny being applied to the technology sector, as well as actions taken to stabilize the housing market. Finally, in September, worsening debt problems at

Evergrande, China’s third-largest real estate developer, dominated headlines as concerns grew about a potential debt restructuring of the company, whose debt load exceeded USD 300 billion. China’s Ministry of Housing and Urban Rural Development told banks that Evergrande would not be able to make its interest payments due on September 20. This sparked fear of contagion and a global fallout akin to the Lehman downfall in 2008. Meanwhile, Eurozone equity markets rose steadily during the period with the tailwind of strong macroeconomic data and as vaccine distribution continued to head in the right direction.

During the period, the Fund’s outperformance relative to the benchmark was driven by stock selection within the consumer discretionary and health care sectors. Within the consumer discretionary sector, holdings in Volkswagen AG, a German multinational automotive manufacturing company, contributed to relative performance as shares rose on the back of a strong recovery in the auto market. In addition, as one of the world’s leading volume producers, Volkswagen benefitted from economies of scale from common platforms across a number of models that enabled cost savings unattainable by smaller competitors. An overweight position in LVMH Moet Hennessy Louis Vuitton SE also contributed to relative performance. The luxury-goods sector was one of the first to be hit by the COVID-19 crisis, partly due to its exposure to Asia, where the virus originated, and the suspension of international tourism. That reliance on Asia, and China in particular, also helped the industry begin to recover earlier than others as Asian economies bounced back last year.

Security selection in the health care sector also contributed to relative performance. Specifically, an overweight position in Novo Nordisk AS contributed to relative performance. Shares of the Danish pharmaceutical company rose after the company reported stellar second quarter results, highlighting the success of both of its key drugs, new obesity treatment Wegovy and the older and more established Saxenda.

Conversely, stock selection within the financials and materials sectors detracted from relative performance over the period. Within the financials sector, shares of AIA Group, Ltd., a Hong Kong-based life insurance company, and LSE Group PLC, a U.K.-based international markets infrastructure business, detracted from relative performance. Broadly speaking, we believe both stocks underperformed meaningfully because they are growth stocks in a predominantly value sector. More specifically, AIA Group struggled because of the pandemic-induced lockdowns in Hong Kong and China and the inability to sell insurance face-to-face. LSE lowered guidance on higher costs and the stock suffered as it was already trading at relatively high multiples.

Within the materials sector, shares of China Resources Cement detracted from relative performance, as the Chinese cement and concrete manufacturing company’s stock fell due to weakening sales volumes, rising SG&A expenses, and rising cost inflation.

Lord Abbett International Opportunities Fund

For the fiscal year ended October 31, 2021, the Fund returned 36.14%, reflecting performance at the net asset value (“NAV”) of Class A Shares with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index14, which returned 36.89% over the same period.

The trailing twelve-month period was characterized by several market-moving events. A bullish narrative dominated for the better part of the period. Investor focus remained on the U.S. central bank liquidity tailwind, fiscal stimulus, vaccine progress, reopening momentum, a strong corporate profit backdrop and robust equity inflows. However, inflation was the bigger story from a risk sentiment perspective. There was an unrelenting flurry of headlines and corporate commentary about upward pressure on prices from supply chain disruptions, higher raw-materials costs, shipping constraints and a tightening labor market. Headline U.S. consumer prices rose 0.4% in September, following gains of 0.3% month-on-month in August. In September, core consumer prices increased 0.2% month-on-month, following a 0.1% gain in August. Headline prices were up 5.4% year-on-year in September, while core prices were up 4.0% year-on-year.

While concerns about an inflation overshoot were pervasive, the U.S. Federal Reserve (the “Fed”) remained consistent in its messaging earlier in 2021 around expectations that price pressures would be transitory, and the peak inflation theme gained traction through the second quarter, even as economists suggested that ‘transitory’ may be longer than expected. In the Fed’s latest meeting, in October 2021, Fed Chairman Jerome Powell reiterated the most recent rhetorical shift among policymakers toward a recognition that inflationary pressures may remain for longer than first thought. While the base case is that supply difficulties will be resolved, Powell noted that policymakers must be patient and watch the economy carefully. In addition, the Chairman noted that despite the likely need to begin tapering asset purchases, it is not time for the Fed to raise rates, as the U.S. labor market only holds approximately five million jobs below the 2020 high and still has room to recover further. Also of note, U.S. Treasury yields rose meaningfully throughout the period. The 10-year U.S. Treasury yield rose from 0.88% as of October 31, 2020 to 1.56% as of one year later, while reaching a high of 1.75% in March 2021. The quick rise in rates, followed by a period of rate moderation, and finally a late 3rd quarter escalation in rate volatility, led to similarly variable equity market movement, as the growth versus value equity dynamic shifted several times throughout the year.

Meanwhile, the European Central Bank (the “ECB’) also maintained interest rates at 0% during this twelve-month period. At its most recent meeting, in October 2021, the ECB reiterated that it expected the current rise in inflation to be transitory. A decision on how to conduct asset purchases following the end of the Pandemic Emergency Purchase Programme (PEPP) was postponed until December. The central bank currently purchases assets at €20 billion per month. Similar to other global central banks, the Bank of Japan (the “BoJ”) introduced several measures to combat the pressures from COVID-19, including aggressive purchases of corporate debt and a new lending facility to funnel money to smaller firms via financial institutions. However, Japan was hit by 5 waves of the virus, and lockdowns and closures had a particularly dampening effect on economic activity. While other major central banks have begun to unwind their easing policies – or have indicated that they are ready to do so – the BoJ did not look set to pursue a path toward the normalization of policy anytime soon, given price momentum in Japan was much weaker than in other countries. In its latest meeting, the BoJ kept interest rates and its asset purchase program unchanged.

Risk assets continued to recover through the spring of 2021 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization, a continuation of massive monetary and fiscal policy globally, and the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Markets became more cautious towards the summer, as the spread of the Delta variant of COVID-19 dominated the headlines and the U.S. case count reached over 100k a day by the end of July. However, economists and strategists were fairly sanguine about the global recovery and market risks, given vaccine efficacy, high vaccination rates in the most vulnerable populations, higher natural immunity, reluctance to impose new restrictions, and broader fatigue surrounding social distancing and other behavioral changes.

Sentiment overseas moved largely in line with that of the U.S. and non-U.S. equity markets continued their ascent. Two of the major outliers were Japan and China. Japanese equities closed out the 12-month period underperforming broader global developed markets by 1700 basis points, as flare-ups of COVID-19 cases in the country continued to occur and the government extended a state of emergency to combat the spread of the virus all the way through November 2021. As such, Japan was one of the few major developed economies that continued to show year-over-year gross domestic product declines through 1Q21, before finally experiencing growth in Q2. Chinese equities were choppy throughout the period before closing out at a modest gain. In late February and early March, China’s stock market fell sharply on the heels of rising U.S. yields and inflation expectations, sending high-flying technology shares plummeting. Most recently, in June and July, reforms to the private tutoring sector triggered volatility, with the changes coming hot on the heels of increased scrutiny being applied to the technology sector, as well as actions taken to stabilize the housing market. Finally, in September, worsening debt problems at

Evergrande, China’s third-largest real estate developer, dominated headlines as concerns grew about a potential debt restructuring of the company, whose debt load exceeded USD 300 billion. China’s Ministry of Housing and Urban Rural Development told banks that Evergrande would not be able to make its interest payments due on September 20. This sparked fear of contagion and a global fallout akin to the Lehman downfall in 2008. Meanwhile, Eurozone equity markets rose steadily during the period with the tailwind of strong macroeconomic data and as vaccine distribution continued to head in the right direction.

Stock selection, most notably in the consumer and consumer staples sectors, was the primary driver of relative underperformance during the period. Within the consumer discretionary sector, shares of Melco International Development, Ltd. detracted from relative performance. Shares of the Hong Kong-based entertainment and development company, which predominantly operates casinos, underperformed because the reopening of Macau continued to get pushed back, which sheds light on the complicated nature and timing of economic reopening globally. In addition, the Fund’s exposure to ASOS PLC, a U.K.-based online fashion retail company, detracted. Most of the company’s exposure is in the U.K., U.S., and the rest of Europe. The U.K. and the U.S. have had some of the best vaccine rates and Europe is catching up quickly, which weighed on the stock as people are expected to ease back into brick-and-mortar retail in lieu of online shopping.

Within the consumer staples sector, shares of Coco-Cola Bottlers Japan Holdings, Inc., a Japanese beverage company, also detracted from relative performance. The company has a wide distribution of beverages through vending machines that can be found in train stations and buildings. As this is a reopening play, the stock underperformed with Japan’s COVID-related shutdowns persisting for longer than expected.

Conversely, stock selection in the information technology and industrials sectors contributed to relative performance. Within the information technology sector, shares of AT & S Austria Technologie & Systemtechnik AG, contributed to relative performance. Shares of the Austrian manufacturer of high-end printed circuit boards and substrates for semiconductors rose sharply on the back of continued strong momentum of the IC substrate market as well as positive developments in company financials. In addition, holdings of Aixtron SE contributed to relative performance during the period. Shares of the German company, which designs, produces and sells equipment required for making compound semiconductors, rose after management raised the company’s revenue, earnings and order guidance twice this year, citing broad-based strength in customer demand and order guidance.

Within the industrials sector, an overweight position in Sulzer AG contributed to relative performance, as shares of the company rose throughout the period. The Swiss industrial machinery and equipment manufacturing company benefited from economic reopening and expectations for global growth, as the stock price tends to be very highly correlated to oil prices. Sulzer is a global leader in fluid engineering, specializing in pumping, agitation, mixing, separation and application technologies for fluids of all types.

Lord Abbett International Value Fund

For the fiscal year ended October 31, 2021, the Fund returned 36.44%, reflecting performance at the net asset value (“NAV”) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI EAFE Value Index with Net Dividends,15 which returned 38.31% over the same period.

The trailing twelve-month period was characterized by several market-moving events. A bullish narrative dominated for the better part of the period. Investor focus remained on the U.S. central bank liquidity tailwind, fiscal stimulus, vaccine progress, reopening momentum, a strong corporate profit backdrop and robust equity inflows. However, inflation was the bigger story from a risk sentiment perspective. There was an unrelenting flurry of headlines and corporate commentary about upward pressure on prices from supply chain disruptions, higher raw-materials costs, shipping constraints and a tightening labor market. Headline U.S. consumer prices rose 0.4% in September, following gains of

0.3% month-on-month in August. In September, core consumer prices increased 0.2% month-on-month, following a 0.1% gain in August. Headline prices were up 5.4% year-on-year in September, while core prices were up 4.0% year-on-year.

While concerns about an inflation overshoot were pervasive, the U.S. Federal Reserve (the “Fed”) remained consistent in its messaging earlier in 2021 around expectations that price pressures would be transitory, and the peak inflation theme gained traction through the second quarter, even as economists suggested that ‘transitory’ may be longer than expected. In the Fed’s latest meeting, in October 2021, Fed Chairman Jerome Powell reiterated the most recent rhetorical shift among policymakers toward a recognition that inflationary pressures may remain for longer than first thought. While the base case is that supply difficulties will be resolved, Powell noted that policymakers must be patient and watch the economy carefully. In addition, the Chairman noted that despite the likely need to begin tapering asset purchases, it is not time for the Fed to raise rates, as the U.S. labor market only holds approximately five million jobs below the 2020 high and still has room to recover further. Also of note, U.S. Treasury yields rose meaningfully throughout the period. The 10-year U.S. Treasury yield rose from 0.88% as of October 31, 2020 to 1.56% as of one year later, while reaching a high of 1.75% in March 2021. The quick rise in rates, followed by a period of rate moderation, and finally a late 3rd quarter escalation in rate volatility, led to similarly variable equity market movement, as the growth versus value equity dynamic shifted several times throughout the year.

Meanwhile, the European Central Bank (ECB) also maintained interest rates at 0% during this twelve-month period. At its most recent meeting, in October 2021, the European Central Bank (ECB) reiterated that it expected the current rise in inflation to be transitory. A decision on how to conduct asset purchases following the end of the Pandemic Emergency Purchase Programme (PEPP) was postponed until December. The central bank currently purchases assets at € 20 billion per month. Similar to other global central banks, the Bank of Japan (the “BoJ”) introduced several measures to combat the pressures from COVID-19, including aggressive purchases of corporate debt and a new lending facility to funnel money to smaller firms via financial institutions. However, Japan was hit by 5 waves of the virus, and lockdowns and closures had a particularly dampening effect on economic activity. While other major central banks have begun to unwind their easing policies - or have indicated that they are ready to do so - the BoJ did not look set to pursue a path toward the normalization of policy anytime soon, given price momentum in Japan was much weaker than in other countries. In its latest meeting, the BoJ kept interest rates and its asset purchase program unchanged.

Risk assets continued to recover through the spring of 2021 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization, a continuation of massive monetary and fiscal policy globally, and the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Markets became more cautious towards the summer, as the spread of the Delta variant of COVID-19 dominated the headlines and the U.S. case count reached over 100k a day by the end of July. However, economists and strategists were fairly sanguine about the global recovery and market risks, given vaccine efficacy, high vaccination rates in the most vulnerable populations, higher natural immunity, reluctance to impose new restrictions, and broader fatigue surrounding social distancing and other behavioral changes.

Sentiment overseas moved largely in line with that of the U.S., and non-U.S. equity markets continued their ascent. Two of the major outliers were Japan and China. Japanese equities closed out the 12-month period underperforming broader global developed markets by 1700 basis points, as flare-ups of COVID-19 cases in the country continued to occur and the government extended a state of emergency to combat the spread of the virus all the way through November 2021. As such, Japan was one of the few major developed economies that continued to show year-over-year gross domestic product declines through 1Q21, before finally experiencing growth in Q2. Chinese equities were choppy throughout the period before closing out at a modest gain. In late February and early March, China’s stock market fell sharply on the heels of rising U.S. yields and inflation expectations, sending high-flying technology shares plummeting. Most recently, in June and July, reforms to the private tutoring sector triggered volatility, with the changes coming hot on the heels of increased scrutiny being applied to the technology sector, as well as actions taken to stabilize the housing market. Finally, in September, worsening debt problems at Evergrande, China’s third-largest real estate developer, dominated headlines as concerns grew about a potential debt restructuring of the company, whose debt load exceeded USD 300 billion. China’s Ministry of Housing and Urban Rural Development told banks that Evergrande would not be able to make its interest payments due on September 20. This sparked fear of contagion and a global fallout akin to the Lehman downfall in 2008. Meanwhile, Eurozone equity markets rose steadily during the period with the tailwind of strong macroeconomic data and as vaccine distribution continued to head in the right direction.

During the period, the Fund’s underperformance relative to the benchmark was driven by stock selection within the consumer discretionary and materials sectors. Within the consumer discretionary sector, shares of Alibaba Group Holdings, Ltd., a Chinese online and mobile marketplace in retail and wholesale trade, fell meaningfully throughout the year. In April 2021, the company was fined $2.8 billion for violating anti-monopoly rules. In mid-August, the State Administration for Market Regulation issued a comprehensive list of rules that forbid tech giants from illegally capturing and using customer data or using technology to bar access to competitors’ products. The slew of fines and heightened regulations led to the stock’s underperformance. Additionally, an overweight position in NagaCorp, Ltd. detracted from relative performance throughout the year. The Cambodia-based hotel and casino operating company’s stock fell as uncertainty related to COVID-19 vaccination effectiveness in Cambodia and the country’s overall handling of the pandemic weighed on shares. These were critical factors for the future success of a company that depends on the stable influx of tourists.

Within the materials sector, shares of China Resources Cement detracted from relative performance, as the Chinese cement and concrete manufacturing company’s stock fell due to weakening sales volumes, rising SG&A expenses, and rising cost inflation.

Conversely, stock selection within the industrials and consumer staples sectors contributed to relative performance. Within the industrials sector, shares of Ashtead Group PLC, a British industrial equipment rental company, rose as the company had a strong increase in revenues and market share, in an industry that has a bright outlook due to recovering demand, constrained supply of new machinery, and some potential surges in utilization from weather and overall recovery. Additionally, Compagnie de Saint-Gobain SA., a France-based manufacturer of materials for the construction, mobility, and health care markets, contributed to relative performance. The company’s stock outperformed as the company was a beneficiary of economic stimulus and a reallocation of consumer savings towards renovation spending.

Within the consumer staples sector, shares of Asahi Group Holdings, Ltd., a Japanese food and beverages company, also contributed to relative performance. The company’s stock rose meaningfully throughout the year as global economic reopening and a faster-than-expected recovery in beverage sales in Australia and Europe were tailwinds to topline growth.

Lord Abbett Micro Cap Growth Fund

For the fiscal year ended October 31, 2021, the Fund returned 47.12%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,16 which returned 45.71% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500®) Index2 and the tech-heavy Nasdaq Composite3 returned 42.91% and 42.99%, respectively. Small cap stocks4 outperformed large cap stocks5 (50.80% vs. 43.51%), while value6 outperformed growth7 (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow-up data concluded that the efficacy rate for the vaccine was 95%. Shortly thereafter, both Moderna and AstraZeneca announced studies indicating their vaccines were over 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds towards the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds – which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

Security selection within medical devices was a primary contributor to relative performance during the period, as more people have been able to get elective procedures compared to during the pandemic-induced lockdowns throughout 2020. The portfolio’s position in Shockwave Medical, Inc., a medical device company focused on cardiovascular disease treatments, was a primary contributor to relative performance. Shockwave has reported a string of strong earnings reports over the period, with revenue growth and forward estimates consistently above market consensus estimates. Looking ahead, we believe elective procedures are expected to continue to recover and the company’s new product in the U.S. (the C2 Coronary Catheter) could provide a boost to guidance in fourth quarter. We first initiated the Fund’s position in Shockwave in March 2019 and still maintain conviction in the stock today.

The portfolio’s position in Calix, Inc., a provider of cloud and software platforms, was also a notable contributor to relative performance over the period and as of the date of this report is currently the portfolio’s largest active overweight. We believe that Calix is enjoying strong demand trends, as service providers continue to compete with each other on the quality of their internet speeds and bandwidth size and grow their offerings to new areas, such as streaming services, remote work, and remote learning.

Conversely, stock selection within the biotechnology sector was a primary detractor from relative performance during the period. Due to increased uncertainty from global supply chain issues, inflationary concerns, and the Delta variant headwind, among other factors, investors overwhelmingly favored larger cash-rich companies generating high levels of current profits. As a result, smaller biotechnology companies mostly struggled, because we believe they generally lack strong earnings and revenue growth while their drugs and therapies are still in the developmental stage. Specifically, the portfolio’s positions in Seres Therapeutics, Inc., Protagonist Therapeutics, Inc., and Orchard Therapeutics, PLC, were among the largest detractors from performance.

While the Fund has since exited its positions in Seres Therapeutics and Orchard Therapeutics, it still maintains a modest position in Protagonist Therapeutics. Shares of Protagonist fell dramatically in September after the U.S. Food and Drug Administration (the “FDA”) placed a clinical hold on Rusfertide, which halted the treatments of patients in the middle of three different Phase 2 trials. The FDA applied the hold after the company notified the agency about the development of skin cancer among mice that had been exposed to the drug. However, the stock rallied throughout October after the FDA removed the hold, clearing the way for trials to resume.

Lord Abbett Value Opportunities Fund

 For the fiscal year ended October 31, 2021, the Fund returned 47.52%, reflecting performance at the net asset value (“NAV”) of Class A shares, with all distributions reinvested, compared to its benchmark, the

Russell 2500TM Index,17 which returned 49.43% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq Composite3 returned 42.91% and 42.99%, respectively. Small cap stocks4 outperformed large cap stocks5 (50.80% vs. 43.51%), while value6 outperformed growth7 (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow-up data concluded that the efficacy rate for the vaccine was 95%. Following the Pfizer/BioNTech announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective, and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds towards the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds, which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

The largest detractor from relative performance during the 12-month period ending October 31, 2021, was the Fund’s position in Purple Innovation Inc. (“Purple”), a mattress company. Shares of Purple fell significantly in March after the company missed earnings estimates due to a deceleration of demand in December for both the direct-to consumer and wholesale businesses. The company faced further headwinds when there was a production accident in May which caused production to be shut down and sales expectations to be lowered. Another detractor from relative performance was the Fund’s position in Allison Transmission Holdings Inc., an American manufacturer and distributor of vehicle propulsion solutions. Shares came under pressure at the start of the summer as industry supply chain constraints and higher cost spending created headwinds for the company. The Fund’s holding in Sabre Corporation, a global travel and tourism company, also detracted from relative performance. Shares of the company fell sharply after first quarter earnings fell short of expectations due to international government restrictions and lower fees due to a higher mix of domestic leisure in North America. The stock continued to lag as the spread of the delta variant impeded global travel.

Conversely, the Fund’s holding of Bio-Techne Corp., a company that develops and manufactures life science instruments, was the largest contributor to relative performance over the period. The firm’s stock rose significantly in February after the company reported a 19% organic growth rate over the quarter, driven by growth in their biopharma, academia and government segments. Generac Holdings Inc., a manufacturer of backup power generation products, also contributed to relative performance. The stock rallied at the start of the summer as investors became increasingly confident that Generac’s core home standby segment will surprise to the upside in 2021 and 2022 on capacity additions and robust demand. Western Alliance Bancorp, a bank holding company, also contributed to relative performance. The firm exceeded earnings expectations throughout the year but largely in the second quarter due to strong loan and deposit growth. Additionally, shares rose significantly in February after the company announced that it had signed a definitive agreement to acquire AmeriHome, a national multi-channel mortgage purchaser and servicer. The acquisition is expected to add 30% to consensus 2022 EPS (earnings per share) estimates.

The Funds’ portfolios are actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

4   As represented by the Russell 2000® Index as of 10/31/2021.

5   As represented by the Russell 1000® Index as of 10/31/2021.

6   As represented by the Russell 3000® Value Index as of 10/31/2021.

7   As represented by the Russell 3000® Growth Index as of 10/31/2021.

8   The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

9   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

10   The Russell 2000 Value® Index measures the performance of those stocks of the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth rates.

11   The MSCI ACWI (All Country World Index) with Net Dividends is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index with Net

Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

12   The MSCI ACWI Health Care Index includes large and mid cap securities across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. All securities in the index are classified in the Health Care Industry as per the Global Industry Classification Standard.

13    The MSCI ACWI (All Country World Index) ex-U.S. Index is a subset of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex-U.S. Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals domiciled in the country of the company but does not include tax credits. The MSCI ACWI ex-U.S. Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

14   The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

15   The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

16   The Russell Microcap® Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

17   The Russell 2500TM Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® Index universe of United States-based listed equities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities.

For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, the 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index and the Lipper Small-Cap Core Category Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A4	36.94%	14.89%	12.79%	–
Class C5	43.16%	15.40%	12.62%	–
Class F6	45.53%	16.44%	13.63%	–
Class F3[7]	45.81%	–	–	15.73%
Class I6	45.64%	16.55%	13.74%	–
Class R2[6]	44.78%	15.85%	13.07%	–
Class R3[6]	44.95%	15.97%	13.18%	–
Class R4[8]	45.25%	16.26%	–	11.59%
Class R5[8]	45.65%	16.56%	–	11.88%
Class R6[8]	45.79%	16.65%	–	11.95%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31,

2021, is calculated using the SEC-required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Commenced operations and performance for the Class began on April 4, 2017. Performance is at its net asset value.

8   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Durable Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Period Ended October 31, 2021

	1 Year	Life of Class
Class A3	28.19%	28.15%
Class C4	33.97%	31.03%
Class F5	36.30%	32.32%
Class F3[5]	36.31%	32.37%
Class I5	36.32%	32.34%
Class R3[5]	35.60%	31.66%
Class R4[5]	35.95%	32.00%
Class R5[5]	36.27%	32.32%
Class R6[5]	36.31%	32.37%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Class A shares commenced operations on November 1, 2020 and performance for the Class began on November 4, 2020. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

October 31, 2021, is calculated using the SEC required uniform method to compute such return.

4   Class C shares commenced operations on November 1, 2020 and performance for the Class began on November 4, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on November 1, 2020 and performance for the Classes began on November 4, 2020. Performance is at net asset value.

Focused Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Period Ended October 31, 2021

	1 Year	Life of Class
Class A3	35.24%	38.03%
Class C4	41.43%	40.02%
Class F5	43.85%	41.43%
Class F3[5]	43.95%	41.52%
Class I5	43.90%	41.43%
Class R3[5]	43.15%	40.72%
Class R4[5]	43.50%	41.08%
Class R5[5]	43.90%	41.43%
Class R6[5]	43.95%	41.52%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on January 31, 2019.

3   Class A shares commenced operations on January 30, 2019 and performance for the Class began on January 31, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on January 30, 2019 and performance for the Class began on January 31, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5   Commenced operations on January 30, 2019 and performance for the Classes began on January 31, 2019. Performance is at net asset value.

Focused Large Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Period Ended October 31, 2021

	1 Year	Life of Class
Class A3	47.50%	11.57%
Class C4	54.29%	13.72%
Class F5	56.78%	14.80%
Class F3[5]	56.91%	14.87%
Class I5	56.79%	14.87%
Class R3[5]	56.09%	14.26%
Class R4[5]	56.46%	14.55%
Class R5[5]	56.83%	14.84%
Class R6[5]	56.86%	14.89%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on July 31, 2019.

3   Class A shares commenced operations on July 26, 2019 and performance for the Class began on July 31, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC required uniform method to compute such return.

4   Class C shares commenced operations on July 26, 2019 and performance for the Class began on July 31, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on July 26, 2019 and performance for the Classes began on July 31, 2019. Performance is at net asset value.

Focused Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Value Index and the Russell 2000® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	54.78%	11.54%	12.66%	–
Class C4	62.10%	–	–	15.43%
Class F5	64.73%	–	–	16.65%
Class F3[5]	64.72%	–	–	16.72%
Class I6	64.71%	13.00%	13.43%	–
Class R5[5]	64.71%	–	–	16.65%
Class R6[5]	64.69%	–	–	16.73%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC required uniform method to compute such return.

4   Class C shares commenced operations on June 28, 2019 and performance for the Class began on July 1, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on June 28, 2019 and performance for the Class began on July 1, 2019. Performance is at net asset value.

6   Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	36.60%	10.68%	10.66%	–
Class C4	42.75%	11.18%	10.51%	–
Class F5	45.02%	12.18%	11.51%	–
Class F3[6]	45.36%	–	–	11.16%
Class I5	45.21%	12.29%	11.62%	–
Class P5	44.55%	11.79%	11.13%	–
Class R2[5]	44.28%	11.62%	10.96%	–
Class R3[5]	44.54%	11.73%	11.07%	–
Class R4[7]	44.80%	12.01%	–	9.84%
Class R5[7]	45.17%	12.30%	–	10.12%
Class R6[7]	45.31%	12.41%	–	10.22%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Global Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index with Net Dividends and the MSCI All Country World Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2021

	1 Year	Life of Class
Class A3	30.40%	13.67%
Class C4	36.27%	14.23%
Class F5	38.59%	15.27%
Class F3[6]	38.90%	15.38%
Class I5	38.78%	14.77%
Class R3[5]	37.85%	15.10%
Class R4[5]	38.39%	15.38%
Class R5[5]	38.78%	15.42%
Class R6[5]	38.82%	15.49%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on January 18, 2017.

3   Class A shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Performance is at net asset value.

6   Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, Russell 3000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	29.84%	27.75%	20.11%	–
Class C4	35.75%	28.32%	19.95%	–
Class F5	38.13%	29.60%	21.08%	–
Class F3[6]	38.23%	–	–	30.33%
Class I5	38.13%	29.61%	21.15%	–
Class R2[5]	37.32%	28.83%	20.56%	–
Class R3[5]	37.44%	28.96%	20.58%	–
Class R4[7]	37.79%	29.28%	–	22.53%
Class R5[7]	38.13%	29.61%	–	22.85%
Class R6[7]	38.23%	29.69%	–	22.93%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3   Class A shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Health Care Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index ACWI Health Care Net Index and MSCI ACWI Health Care Gross Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Period Ended October 31, 2021

	1 Year	Life of Class
Class A3	21.14%	21.69%
Class C4	26.57%	24.01%
Class F5	28.88%	25.24%
Class F3[5]	28.91%	25.32%
Class I5	28.82%	25.24%
Class R3[5]	28.19%	24.62%
Class R4[5]	28.50%	24.93%
Class R5[5]	28.86%	25.26%
Class R6[5]	28.89%	25.34%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on July 31, 2019.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

International Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA® Index with Net Dividends and the MSCI ACWI ex-USA® Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI ACWI ex-USA Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI ACWI ex-USA Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	25.49%	8.64%	5.85%	–
Class C4	31.20%	9.10%	5.73%	–
Class F5	33.43%	10.16%	6.72%	–
Class F3[6]	33.57%	–	–	10.34%
Class I5	33.55%	10.28%	6.84%	–
Class P5	32.90%	9.70%	6.30%	–
Class R2[5]	32.70%	9.54%	6.14%	–
Class R3[5]	32.81%	9.65%	6.25%	–
Class R4[7]	33.11%	9.94%	–	6.58%
Class R5[7]	33.50%	10.20%	–	6.84%
Class R6[7]	33.60%	10.31%	–	6.97%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	28.29%	8.40%	8.59%	–
Class C4	34.25%	8.89%	8.46%	–
Class F5	36.38%	9.85%	9.42%	–
Class F3[6]	36.65%	–	–	9.19%
Class I5	36.55%	9.97%	9.53%	–
Class P5	35.96%	9.48%	9.04%	–
Class R2[5]	35.74%	9.32%	8.88%	–
Class R3[5]	35.90%	9.43%	9.00%	–
Class R4[7]	36.19%	9.70%	–	6.93%
Class R5[7]	36.49%	9.97%	–	7.20%
Class R6[7]	36.65%	10.06%	–	7.31%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) EAFE Value Index with Net Dividends and the MSCI EAFE Value Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI EAFE Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Value Index. The performance of other classes will be greater than or less than the performance shown in the graph due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	28.55%	5.33%	3.61%	–
Class C4	34.37%	5.74%	3.47%	–
Class F5	36.78%	6.81%	4.46%	–
Class F3[6]	36.87%	–	–	6.17%
Class I5	36.86%	6.87%	4.54%	–
Class R2[5]	36.04%	6.12%	3.86%	–
Class R3[5]	36.00%	6.29%	3.99%	–
Class R4[7]	36.35%	6.56%	–	3.42%
Class R5[7]	36.82%	6.83%	–	3.69%
Class R6[7]	36.87%	6.88%	–	3.75%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Growth Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	38.64%	29.78%	21.27%	–
Class C4	45.03%	–	–	39.52%
Class F5	47.39%	–	–	40.87%
Class I6	47.39%	31.44%	22.07%	–

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October

31, 2021, is calculated using the SEC required uniform method to compute such return.

4   Class C shares commenced operations and performance for the Class began on August 28, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5   Commenced operations and performance for the Class began on August 28, 2020. Performance is at net asset value.

6   Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500TM Index and the Russell 2500TM Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	39.00%	11.65%	11.43%	–
Class C4	45.42%	12.14%	11.29%	–
Class F5	47.76%	13.17%	12.30%	–
Class F3[6]	48.05%	–	–	12.57%
Class I5	47.93%	13.27%	12.40%	–
Class P5	47.19%	12.76%	11.91%	–
Class R2[5]	47.03%	12.62%	11.75%	–
Class R3[5]	47.20%	12.73%	11.85%	–
Class R4[7]	47.50%	13.00%	–	10.19%
Class R5[7]	47.87%	13.27%	–	10.46%
Class R6[7]	48.02%	13.38%	–	10.57%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 through October 31, 2021).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/21 – 10/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,011.00	$2.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.09	$2.14
Class C
Actual	$1,000.00	$1,006.90	$5.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class F
Actual	$1,000.00	$1,011.90	$1.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.84	$1.38
Class F3
Actual	$1,000.00	$1,012.80	$0.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.85	$0.36
Class I
Actual	$1,000.00	$1,012.20	$0.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.35	$0.87
Class R2
Actual	$1,000.00	$1,009.10	$3.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class R3
Actual	$1,000.00	$1,009.70	$3.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class R4
Actual	$1,000.00	$1,011.00	$2.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.09	$2.14
Class R5
Actual	$1,000.00	$1,012.20	$0.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.35	$0.87
Class R6
Actual	$1,000.00	$1,012.80	$0.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.85	$0.36

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.42% for Class A, 1.17% for Class C, 0.27% for Class F, 0.07% for Class F3, 0.17% for Class I, 0.77% for Class R2, 0.67% for Class R3, 0.42% for Class R4, 0.17% for Class R5 and 0.07% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
#	Does not include expenses of Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2021

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. - Class I	19.92%
Lord Abbett Securities Trust-Focused Small Cap Value Fund - Class I	10.23%
Lord Abbett Securities Trust-International Opportunities Fund - Class I	19.36%
Lord Abbett Securities Trust-Micro-Cap Growth Fund - Class I	9.69%
Lord Abbett Research Fund, Inc.-Small Cap Value Fund - Class I	20.28%
Lord Abbett Securities Trust-Value Opportunities Fund - Class I	20.42%
Repurchase Agreement	0.10%
Total	100.00%

*	Represents percent of total investments.

Durable Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,112.10	$5.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class C
Actual	$1,000.00	$1,108.10	$9.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.64	$8.64
Class F
Actual	$1,000.00	$1,113.50	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class F3
Actual	$1,000.00	$1,113.60	$3.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class I
Actual	$1,000.00	$1,113.60	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class R3
Actual	$1,000.00	$1,110.80	$6.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11
Class R4
Actual	$1,000.00	$1,112.20	$5.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class R5
Actual	$1,000.00	$1,113.20	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class R6
Actual	$1,000.00	$1,113.60	$3.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.70% for Class C, 0.70% for Class F, 0.69% for Class F3, 0.70% for Class I, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Class R5 and 0.69% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	15.89%
Consumer Discretionary	16.33%
Consumer Staples	4.26%
Financials	1.88%
Health Care	12.89%
Industrials	6.31%
Information Technology	36.23%
Materials	3.12%
Real Estate	1.56%
Repurchase Agreements	1.53%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Focused Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,148.30	$5.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,144.10	$9.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15
Class F
Actual	$1,000.00	$1,149.90	$4.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class F3
Actual	$1,000.00	$1,150.30	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87
Class I
Actual	$1,000.00	$1,149.90	$4.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R3
Actual	$1,000.00	$1,147.20	$7.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class R4
Actual	$1,000.00	$1,148.60	$5.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class R5
Actual	$1,000.00	$1,149.90	$4.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R6
Actual	$1,000.00	$1,150.30	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.80% for Class C, 0.80% for Class F, 0.76% for Class F3, 0.80% for Class I, 1.30% for Class R3, 1.05% for Class R4, 0.80% for Class R5 and 0.76% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	16.98%
Consumer Discretionary	15.92%
Financials	5.14%
Health Care	5.83%
Industrials	7.69%
Information Technology	45.68%
Repurchase Agreements	2.76%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Focused Large Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,039.30	$4.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class C
Actual	$1,000.00	$1,035.50	$8.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.79	$8.49
Class F
Actual	$1,000.00	$1,040.60	$3.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47
Class F3
Actual	$1,000.00	$1,040.90	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class I
Actual	$1,000.00	$1,040.90	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class R3
Actual	$1,000.00	$1,038.30	$5.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80
Class R4
Actual	$1,000.00	$1,039.30	$4.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53
Class R5
Actual	$1,000.00	$1,040.90	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21
Class R6
Actual	$1,000.00	$1,040.30	$3.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.92% for Class A, 1.67% for Class C, 0.68% for Class F, 0.67% for Class F3, 0.67% for Class I, 1.14% for Class R3, 0.89% for Class R4, 0.63% for Class R5 and 0.68% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	9.32%
Consumer Discretionary	12.79%
Consumer Staples	5.05%
Energy	7.43%
Financials	24.68%
Health Care	12.90%
Industrials	13.13%
Information Technology	7.33%
Materials	2.44%
Utilities	3.24%
Repurchase Agreements	1.69%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Focused Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$998.70	$6.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.26
Class C
Actual	$1,000.00	$994.80	$9.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.27	$10.01
Class F
Actual	$1,000.00	$999.70	$4.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94
Class F3
Actual	$1,000.00	$1,000.00	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63
Class I
Actual	$1,000.00	$999.70	$4.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class R5
Actual	$1,000.00	$999.70	$4.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class R6
Actual	$1,000.00	$1,000.00	$4.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.23% for Class A, 1.97% for Class C, 0.97% for Class F, 0.91% for Class F3, 0.96% for Class I, 0.95% for Class R5 and 0.95% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	4.24%
Consumer Discretionary	7.32%
Consumer Staples	3.87%
Energy	10.69%
Financials	30.91%
Health Care	4.95%
Industrials	14.73%
Information Technology	8.38%
Materials	6.60%
Real Estate	5.78%
Repurchase Agreements	1.51%
Money Market Funds(a)	0.92%
Time Deposits(a)	0.10%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,083.60	$4.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$1,080.00	$8.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.69	$8.59
Class F
Actual	$1,000.00	$1,084.70	$4.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02
Class F3
Actual	$1,000.00	$1,085.30	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21
Class I
Actual	$1,000.00	$1,085.20	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class P
Actual	$1,000.00	$1,082.50	$5.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80
Class R2
Actual	$1,000.00	$1,082.00	$6.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.56
Class R3
Actual	$1,000.00	$1,082.50	$6.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class R4
Actual	$1,000.00	$1,083.30	$4.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79
Class R5
Actual	$1,000.00	$1,085.10	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class R6
Actual	$1,000.00	$1,086.10	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.94% for Class A, 1.69% for Class C, 0.79% for Class F, 0.63% for Class F3, 0.69% for Class I, 1.14% for Class P, 1.29% for Class R2, 1.19% for Class R3, 0.94% for Class R4, 0.69% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	6.17%
Consumer Discretionary	6.93%
Consumer Staples	6.66%
Energy	6.52%
Financials	23.35%
Health Care	16.05%
Industrials	11.36%
Information Technology	11.75%
Materials	4.45%
Real Estate	3.19%
Utilities	3.10%
Repurchase Agreements	0.47%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Global Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,055.30	$4.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class C
Actual	$1,000.00	$1,050.60	$8.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.39
Class F
Actual	$1,000.00	$1,055.80	$3.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82
Class F3
Actual	$1,000.00	$1,057.00	$3.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.13	$3.11
Class I
Actual	$1,000.00	$1,055.80	$3.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R3
Actual	$1,000.00	$1,053.70	$5.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
Class R4
Actual	$1,000.00	$1,055.20	$4.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class R5
Actual	$1,000.00	$1,055.80	$3.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R6
Actual	$1,000.00	$1,056.40	$3.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.13	$3.11

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.65% for Class C, 0.75% for Class F, 0.61% for Class F3, 0.65% for Class I, 1.15% for Class R3, 0.90% for Class R4, 0.65% for Class R5 and 0.61% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	8.61%
Consumer Discretionary	10.96%
Consumer Staples	6.40%
Energy	3.65%
Financials	16.63%
Health Care	10.82%
Industrials	8.80%
Information Technology	23.83%
Materials	3.37%
Real Estate	2.93%
Utilities	1.23%
Repurchase Agreements	2.77%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,138.70	$4.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class C
Actual	$1,000.00	$1,134.60	$8.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.39
Class F
Actual	$1,000.00	$1,140.00	$3.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class F3
Actual	$1,000.00	$1,140.70	$3.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class I
Actual	$1,000.00	$1,140.00	$3.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R2
Actual	$1,000.00	$1,136.90	$6.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36
Class R3
Actual	$1,000.00	$1,137.30	$6.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
Class R4
Actual	$1,000.00	$1,138.70	$4.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class R5
Actual	$1,000.00	$1,140.20	$3.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R6
Actual	$1,000.00	$1,140.70	$3.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.65% for Class C, 0.65% for Class F, 0.58% for Class F3, 0.65% for Class I, 1.25% for Class R2, 1.15% for Class R3, 0.90% for Class R4, 0.65% for Class R5 and 0.58% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	14.42%
Consumer Discretionary	14.62%
Consumer Staples	0.52%
Financials	7.01%
Health Care	8.95%
Industrials	3.86%
Information Technology	48.07%
Materials	0.77%
Repurchase Agreements	1.76%
Money Market Funds(a)	0.02%
Time Deposits(a)	0.00	%(b)
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.
(b)	Represents amount less than 0.01%.

Health Care Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,082.30	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class C
Actual	$1,000.00	$1,078.00	$9.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.23	$9.05
Class F
Actual	$1,000.00	$1,083.40	$4.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class F3
Actual	$1,000.00	$1,084.00	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class I
Actual	$1,000.00	$1,083.50	$4.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class R3
Actual	$1,000.00	$1,080.70	$6.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.51
Class R4
Actual	$1,000.00	$1,082.30	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class R5
Actual	$1,000.00	$1,084.00	$4.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class R6
Actual	$1,000.00	$1,083.90	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.03% for Class A, 1.78% for Class C, 0.78% for Class F, 0.71% for Class F3, 0.78% for Class I, 1.28% for Class R3, 1.03% for Class R4, 0.78% for Class R5 and 0.71% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Consumer Discretionary	0.66%
Health Care	94.69%
Information Technology	0.82%
Repurchase Agreements	3.66%
Money Market Funds(a)	0.15%
Time Deposits(a)	0.02%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

International Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,050.50	$6.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class C
Actual	$1,000.00	$1,046.50	$9.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.53	$9.75
Class F
Actual	$1,000.00	$1,051.30	$4.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class F3
Actual	$1,000.00	$1,052.30	$4.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28
Class I
Actual	$1,000.00	$1,052.40	$4.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.38
Class P
Actual	$1,000.00	$1,049.20	$7.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R2
Actual	$1,000.00	$1,048.70	$7.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.54	$7.73
Class R3
Actual	$1,000.00	$1,048.90	$7.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22
Class R4
Actual	$1,000.00	$1,050.20	$6.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class R5
Actual	$1,000.00	$1,052.10	$4.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class R6
Actual	$1,000.00	$1,052.30	$4.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.17% for Class A, 1.92% for Class C, 0.96% for Class F, 0.84% for Class F3, 0.86% for Class I, 1.37% for Class P, 1.52% for Class R2, 1.42% for Class R3, 1.17% for Class R4, 0.92% for Class R5 and 0.84% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	3.12%
Consumer Discretionary	14.38%
Consumer Staples	7.87%
Energy	4.59%
Financials	19.18%
Health Care	10.53%
Industrials	17.14%
Information Technology	11.34%
Materials	5.56%
Real Estate	1.23%
Utilities	2.70%
Repurchase Agreements	2.16%
Money Market Funds(a)	0.18%
Time Deposits(a)	0.02%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,027.40	$6.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class C
Actual	$1,000.00	$1,024.10	$9.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.43	$9.86
Class F
Actual	$1,000.00	$1,028.20	$5.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30
Class F3
Actual	$1,000.00	$1,029.70	$4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.38
Class I
Actual	$1,000.00	$1,028.90	$4.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79
Class P
Actual	$1,000.00	$1,026.70	$7.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$7.07
Class R2
Actual	$1,000.00	$1,025.50	$7.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.44	$7.83
Class R3
Actual	$1,000.00	$1,026.10	$7.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.38
Class R4
Actual	$1,000.00	$1,027.50	$6.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class R5
Actual	$1,000.00	$1,028.90	$4.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79
Class R6
Actual	$1,000.00	$1,029.20	$4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.38

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.19% for Class A, 1.94% for Class C, 1.04% for Class F, 0.86% for Class F3, 0.94% for Class I, 1.39% for Class P, 1.54% for Class R2, 1.45% for Class R3, 1.19% for Class R4, 0.94% for Class R5 and 0.86% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	3.17%
Consumer Discretionary	12.29%
Consumer Staples	4.49%
Financials	13.07%
Health Care	6.75%
Industrials	24.55%
Information Technology	11.22%
Materials	10.63%
Real Estate	9.46%
Utilities	2.73%
Repurchase Agreements	1.64%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,003.60	$5.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$999.40	$9.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.78	$9.50
Class F
Actual	$1,000.00	$1,005.50	$4.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class F3
Actual	$1,000.00	$1,004.90	$3.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02
Class I
Actual	$1,000.00	$1,004.80	$4.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18
Class R2
Actual	$1,000.00	$1,001.70	$7.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.48
Class R3
Actual	$1,000.00	$1,002.20	$6.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R4
Actual	$1,000.00	$1,003.60	$5.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class R5
Actual	$1,000.00	$1,003.60	$4.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class R6
Actual	$1,000.00	$1,004.90	$3.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class C, 0.92% for Class F, 0.79% for Class F3, 0.82% for Class I, 1.47% for Class R2, 1.37% for Class R3, 1.12% for Class R4, 0.87% for Class R5 and 0.79% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	1.40%
Consumer Discretionary	10.52%
Consumer Staples	6.52%
Energy	7.09%
Financials	26.43%
Health Care	7.88%
Industrials	16.20%
Information Technology	4.80%
Materials	4.98%
Real Estate	4.94%
Utilities	5.78%
Repurchase Agreements	3.21%
Money Market Funds(a)	0.22%
Time Deposits(a)	0.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$951.40	$7.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.32
Class C
Actual	$1,000.00	$947.60	$10.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.17	$11.12
Class F
Actual	$1,000.00	$952.30	$5.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class I
Actual	$1,000.00	$952.30	$5.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.44% for Class A, 2.19% for Class C, 1.19% for Class F and 1.19% for Class I multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	5.66%
Consumer Discretionary	14.90%
Consumer Staples	4.06%
Financials	5.96%
Health Care	30.09%
Industrials	14.60%
Information Technology	21.70%
Repurchase Agreements	0.99%
Money Market Funds(a)	1.84%
Time Deposits(a)	0.20%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 – 10/31/21
Class A
Actual	$1,000.00	$1,051.00	$5.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75
Class C
Actual	$1,000.00	$1,047.30	$9.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.68	$9.60
Class F
Actual	$1,000.00	$1,051.80	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99
Class F3
Actual	$1,000.00	$1,052.70	$4.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class I
Actual	$1,000.00	$1,052.30	$4.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.48
Class P
Actual	$1,000.00	$1,050.00	$6.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.82
Class R2
Actual	$1,000.00	$1,049.20	$7.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.69	$7.58
Class R3
Actual	$1,000.00	$1,049.80	$7.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$7.02
Class R4
Actual	$1,000.00	$1,051.10	$5.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75
Class R5
Actual	$1,000.00	$1,052.30	$4.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53
Class R6
Actual	$1,000.00	$1,052.80	$4.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.13% for Class A, 1.89% for Class C, 0.98% for Class F, 0.80% for Class F3, 0.88% for Class I, 1.34% for Class P, 1.49% for Class R2, 1.38% for Class R3, 1.13% for Class R4, 0.89% for Class R5 and 0.80% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	2.93%
Consumer Discretionary	10.06%
Consumer Staples	2.83%
Energy	3.71%
Financials	14.97%
Health Care	13.70%
Industrials	18.22%
Information Technology	13.48%
Materials	9.50%
Real Estate	7.66%
Utilities	2.35%
Repurchase Agreements	0.59%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 100.04%

INVESTMENTS IN UNDERLYING FUNDS(a)(b) 100.04%
Lord Abbett Developing Growth Fund, Inc. – Class I*(c)	4,229	$175,650
Lord Abbett Securities Trust-Focused Small Cap Value Fund – Class I(d)	2,726	90,235
Lord Abbett Securities Trust – International Opportunities Fund – Class I*(d)	7,733	170,754
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I*(d)	3,595	85,448
Lord Abbett Research Fund, Inc. – Small Cap Value Fund – Class I(d)	7,767	178,800
Lord Abbett Securities Trust-Value Opportunities Fund - Class I(d)	7,218	180,099
Total Investments in Underlying Funds (cost 674,095,004)		880,986
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 0.10%

Repurchase Agreements 0.10%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $955,700 of U.S. Treasury Note at .500% due 10/31/2027; value: $911,958; proceeds: $894,051 (cost $894,051)	$894	$894
Total Investments in Securities 100.14% (cost $674,989,055)		881,880
Other Assets and Liabilities – Net (0.14)%		(1,254)
Net Assets 100.00%		$880,626

*	Non-income producing security.
(a)	Affiliated issuer (see Note 13).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(d)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Investments in Underlying Funds	$–	$880,986	$–	$880,986
Short-Term Investments
Repurchase Agreements	–	894	–	894
Total	$–	$881,880	$–	$881,880

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	89

Schedule of Investments

DURABLE GROWTH FUND October 31, 2021

Investments	Shares		Fair Value (000)
LONG-TERM INVESTMENTS 98.48%
COMMON STOCKS 98.48%

Aerospace & Defense 2.05%
Airbus SE*(a)	EUR	9,600	$1,231
CAE, Inc. (Canada)*(b)		55,445	1,684
TransDigm Group, Inc.*		3,607	2,250
Total			5,165

Automobiles 1.40%
Tesla, Inc.*		3,165	3,526

Banks 1.04%
First Republic Bank		12,040	2,605

Beverages 1.73%
Brown-Forman Corp. Class B		14,416	979
Coca-Cola Co. (The)		59,787	3,370
Total			4,349

Biotechnology 1.99%
Genmab A/S ADR*		36,349	1,623
Natera, Inc.*		15,913	1,823
Seagen, Inc.*		8,910	1,571
Total			5,017

Capital Markets 0.84%
Moody’s Corp.		5,245	2,120

Chemicals 0.93%
Air Products & Chemicals, Inc.		7,840	2,350

Construction Materials 0.99%
Vulcan Materials Co.		13,080	2,487

Containers & Packaging 1.20%
Avery Dennison Corp.		7,096	1,545
Ball Corp.		16,032	1,467
Total			3,012

Entertainment 3.05%
Activision Blizzard, Inc.		16,993	1,329
Netflix, Inc.*		7,084	4,890
Walt Disney Co. (The)*		8,657	1,463
Total			7,682
Investments	Shares	Fair Value (000)
Equity Real Estate Investment Trusts 1.56%
SBA Communications Corp.	11,405	$3,938

Food & Staples Retailing 1.46%
Sysco Corp.	24,406	1,877
Walmart, Inc.	11,959	1,787
Total		3,664

Health Care Equipment & Supplies 5.43%
Align Technology, Inc.*	5,158	3,220
Danaher Corp.	7,115	2,218
DexCom, Inc.*	5,338	3,327
Intuitive Surgical, Inc.*	6,485	2,342
West Pharmaceutical Services, Inc.	4,312	1,854
Zimmer Biomet Holdings, Inc.	4,959	710
Total		13,671

Health Care Technology 0.47%
Veeva Systems, Inc. Class A*	3,716	1,178

Hotels, Restaurants & Leisure 2.10%
Airbnb, Inc. Class A*	6,509	1,111
Chipotle Mexican Grill, Inc.*	1,451	2,581
Hilton Worldwide Holdings, Inc.*	11,002	1,584
Total		5,276

Industrial Conglomerates 1.38%
Honeywell International, Inc.	8,131	1,778
Roper Technologies, Inc.	3,460	1,688
Total		3,466

Information Technology Services 6.61%
Fidelity National Information Services, Inc.	18,010	1,995
Genpact Ltd.	38,341	1,892
Mastercard, Inc. Class A	12,796	4,293
PayPal Holdings, Inc.*	17,549	4,082
Twilio, Inc. Class A*	5,438	1,584
Visa, Inc. Class A	13,242	2,804
Total		16,650

90	See Notes to Financial Statements.

Schedule of Investments (continued)

DURABLE GROWTH FUND October 31, 2021

Investments	Shares	Fair Value (000)
Interactive Media & Services 12.84%
Alphabet, Inc. Class A*	6,496	$19,234
Match Group, Inc.*	15,589	2,350
Meta Platforms, Inc. Class A*	28,300	9,157
Snap, Inc. Class A*	30,459	1,602
Total		32,343

Internet & Direct Marketing Retail 7.31%
Amazon.com, Inc.*	5,460	18,413

Life Sciences Tools & Services 1.14%
10X Genomics, Inc. Class A*	7,552	1,218
Repligen Corp.*	5,700	1,656
Total		2,874

Machinery 0.68%
Stanley Black & Decker, Inc.	9,483	1,704

Personal Products 1.08%
Estee Lauder Cos., Inc. (The) Class A	8,369	2,714

Pharmaceuticals 3.86%
AstraZeneca plc ADR	28,392	1,771
Eli Lilly & Co.	16,363	4,169
Zoetis, Inc.	17,506	3,785
Total		9,725

Road & Rail 2.20%
Norfolk Southern Corp.	6,791	1,990
Old Dominion Freight Line, Inc.	8,628	2,945
Uber Technologies, Inc.*	13,934	611
Total		5,546

Semiconductors & Semiconductor Equipment 7.03%
Analog Devices, Inc.	15,431	2,677
Lam Research Corp.	3,932	2,216
NVIDIA Corp.	36,310	9,283
NXP Semiconductors NV (Netherlands)(b)	8,851	1,778
QUALCOMM, Inc.	13,223	1,759
Total		17,713
Investments	Shares	Fair Value (000)
Software 17.78%
Cadence Design Systems, Inc.*	14,380	$2,489
DocuSign, Inc.*	4,072	1,133
Microsoft Corp.	82,533	27,370
RingCentral, Inc. Class A*	10,244	2,497
salesforce.com, Inc.*	19,977	5,987
ServiceNow, Inc.*	6,427	4,485
Splunk, Inc.*	4,915	810
Total		44,771

Specialty Retail 3.58%
Burlington Stores, Inc.*	9,928	2,743
Five Below, Inc.*	3,975	784
Home Depot, Inc. (The)	14,790	5,498
Total		9,025

Technology Hardware, Storage & Peripherals 4.81%
Apple, Inc.	80,906	12,120

Textiles, Apparel & Luxury Goods 1.94%
NIKE, Inc. Class B	29,152	4,877
Total Common Stocks (cost $213,876,403)		247,981

See Notes to Financial Statements.	91

Schedule of Investments (concluded)

DURABLE GROWTH FUND October 31, 2021

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 1.53%

Repurchase Agreements 1.53%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $4,133,600 of U.S. Treasury Note at 0.50% due 10/31/2027; value: $3,944,409; proceeds: $3,866,976 (cost $3,866,976)	$3,867	$3,867
Total Investments in Securities 100.01% (cost $217,743,379)		251,848
Other Assets and Liabilities – Net (0.01)%		(29)
Net Assets 100.00%		$251,819

ADR	American Depositary Receipt.
EUR	Euro.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Aerospace & Defense	$3,934	$1,231	$–	$5,165
Remaining Industries	242,816	–	–	242,816
Short-Term Investments
Repurchase Agreements	–	3,867	–	3,867
Total	$246,750	$5,098	$–	$251,848

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

92	See Notes to Financial Statements.

Schedule of Investments

FOCUSED GROWTH FUND October 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 97.29%
COMMON STOCKS 97.29%

Aerospace & Defense 2.66%
Axon Enterprise, Inc.*	7,722	$1,390

Automobiles 9.80%
Tesla, Inc.*	4,603	5,128

Banks 2.67%
SVB Financial Group*	1,945	1,395

Biotechnology 0.90%
Intellia Therapeutics, Inc.*	3,534	470

Capital Markets 2.47%
Coinbase Global, Inc. Class A*	4,055	1,295

Commercial Services & Supplies 1.92%
Copart, Inc.*	6,460	1,003

Electrical Equipment 3.12%
Generac Holdings, Inc.*	3,276	1,633

Electronic Equipment, Instruments & Components 2.75%
Trimble, Inc.*	16,495	1,441

Entertainment 6.66%
Live Nation Entertainment, Inc.*	9,955	1,007
Netflix, Inc.*	1,978	1,365
Sea Ltd. ADR*	3,235	1,112
Total		3,484

Health Care Equipment & Supplies 4.93%
Align Technology, Inc.*	1,196	747
DexCom, Inc.*	1,704	1,062
IDEXX Laboratories, Inc.*	1,160	772
Total		2,581

Hotels, Restaurants & Leisure 2.01%
Airbnb, Inc. Class A*	6,163	1,052
Investments	Shares	Fair Value (000)
Information Technology Services 8.28%
Affirm Holdings, Inc.*	10,318	$1,677
EPAM Systems, Inc.*	1,714	1,154
Shopify, Inc. Class A (Canada)*(a)	438	642
Square, Inc. Class A*	3,366	857
Total		4,330

Interactive Media & Services 10.33%
Alphabet, Inc. Class A*	1,466	4,341
Meta Platforms, Inc. Class A*	3,282	1,062
Total		5,403

Internet & Direct Marketing Retail 2.08%
Amazon.com, Inc.*	323	1,089

Semiconductors & Semiconductor Equipment 11.46%
Advanced Micro Devices, Inc.* 13,545		1,628
Applied Materials, Inc.	10,172	1,390
NVIDIA Corp.	11,646	2,978
Total		5,996

Software 18.48%
Crowdstrike Holdings, Inc. Class A*	5,273	1,486
Datadog, Inc. Class A*	8,549	1,428
DocuSign, Inc.*	3,395	945
HubSpot, Inc.*	1,790	1,450
Microsoft Corp.	13,142	4,358
Total		9,667

Technology Hardware, Storage & Peripherals 4.74%
Apple, Inc.	16,539	2,478

Textiles, Apparel & Luxury Goods 2.03%
Crocs, Inc.*	6,588	1,064
Total Common Stocks (cost $39,461,327)		50,899

See Notes to Financial Statements.	93

Schedule of Investments (concluded)

FOCUSED GROWTH FUND October 31, 2021

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 2.76%

Repurchase Agreements 2.76%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $1,343,400 of U.S. Treasury Inflation Indexed Note at 0.125% due 10/15/2026; value: $1,473,103; proceeds: $1,444,140 (cost $1,444,140)	$1,444	$1,444
Total Investments in Securities 100.05% (cost $40,905,467)		52,343
Other Assets and Liabilities – Net (0.05)%		(24)
Net Assets 100.00%		$52,319

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$50,899	$–	$–	$50,899
Short-Term Investments
Repurchase Agreements	–	1,444	–	1,444
Total	$50,899	$1,444	$–	$52,343

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

94	See Notes to Financial Statements.

Schedule of Investments

FOCUSED LARGE CAP VALUE FUND October 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 98.40%
COMMON STOCKS 98.40%

Aerospace & Defense 6.25%
Lockheed Martin Corp.	50,610	$16,819
Raytheon Technologies Corp.	283,340	25,177
Total		41,996

Automobiles 2.91%
General Motors Co.*	359,290	19,556

Banks 9.77%
CIT Group, Inc.	462,994	22,932
Citigroup, Inc.	257,800	17,829
Wells Fargo & Co.	486,600	24,895
Total		65,656

Biotechnology 3.12%
AbbVie, Inc.	183,120	20,998

Building Products 2.86%
Masco Corp.	293,260	19,223

Capital Markets 8.41%
Ameriprise Financial, Inc.	94,190	28,458
KKR & Co., Inc.	352,370	28,073
Total		56,531

Chemicals 2.45%
Dow, Inc.	293,570	16,431

Electric: Utilities 3.24%
NRG Energy, Inc.	546,400	21,796

Energy Equipment & Services 1.60%
Schlumberger NV	333,790	10,768

Food & Staples Retailing 2.64%
BJ’s Wholesale Club Holdings, Inc.*	304,000	17,766
Investments	Shares	Fair Value (000)
Health Care Providers & Services 7.29%
CVS Health Corp.	232,790	$20,783
McKesson Corp.	85,500	17,774
Universal Health Services, Inc. Class B	84,280	10,459
Total		49,016

Hotels, Restaurants & Leisure 4.03%
Caesars Entertainment, Inc.*	247,430	27,084

Household Products 2.41%
Spectrum Brands Holdings, Inc.	173,000	16,219

Information Technology Services 4.80%
Euronet Worldwide, Inc.*	175,500	19,690
Sabre Corp.*	1,211,093	12,571
Total		32,261

Insurance 6.52%
Fidelity National Financial, Inc.	472,650	22,645
Hartford Financial Services Group, Inc. (The)	290,810	21,209
Total		43,854

Interactive Media & Services 3.86%
Alphabet, Inc. Class A*	8,760	25,938

Machinery 4.03%
Allison Transmission Holdings, Inc.	307,310	10,252
Parker-Hannifin Corp.	56,760	16,834
Total		27,086

Media 5.47%
Comcast Corp. Class A	314,990	16,200
Nexstar Media Group, Inc. Class A	137,270	20,581
Total		36,781

See Notes to Financial Statements.	95

Schedule of Investments (concluded)

FOCUSED LARGE CAP VALUE FUND October 31, 2021

Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 5.83%
Marathon Petroleum Corp.	173,520	$11,440
Pioneer Natural Resources Co.	89,130	16,666
Royal Dutch Shell plc Class A ADR	241,300	11,080
Total		39,186

Pharmaceuticals 2.50%
Organon & Co.	457,340	16,807

Software 2.54%
McAfee Corp. Class A	799,210	17,079

Specialty Retail 5.87%
Lowe’s Cos., Inc.	99,830	23,342
TJX Cos., Inc. (The)	245,850	16,101
Total		39,443
Total Common Stocks (cost $548,187,241)		661,475
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 1.69%

Repurchase Agreements 1.69%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $10,559,700 of U.S. Treasury Inflation Indexed Note at 0.125% due 10/15/2026; value: $11,579,220; proceeds: $11,352,114 (cost $11,352,114)	$11,352	$11,352
Total Investments in Securities 100.09% (cost $559,539,355)		672,827
Other Assets and Liabilities – Net (0.09)%		(623)
Net Assets 100.00%		$672,204

ADR	American Depositary Receipt.
*	Non-income producing security.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$661,475	$–	$–	$661,475
Short-Term Investments
Repurchase Agreements	–	11,352	–	11,352
Total	$661,475	$11,352	$–	$672,827

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

96	See Notes to Financial Statements.

Schedule of Investments

FOCUSED SMALL CAP VALUE FUND October 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 97.76%
COMMON STOCKS 97.76%

Airlines 1.65%
Hawaiian Holdings, Inc.*	188,459	$3,647

Auto Components 1.97%
American Axle & Manufacturing Holdings, Inc.*	480,759	4,365

Banks 13.79%
Bancorp, Inc. (The)*	272,987	8,340
Customers Bancorp, Inc.*	119,892	6,389
First BanCorp	363,755	4,965
Pacific Premier Bancorp, Inc.	117,300	4,926
Western Alliance Bancorp	50,773	5,894
Total		30,514

Building Products 2.56%
Masonite International Corp.*	47,144	5,658

Capital Markets 7.47%
CI Financial Corp.(a) CAD	214,500	4,891
Evercore, Inc. Class A	32,520	4,938
Victory Capital Holdings, Inc. Class A	176,569	6,692
Total		16,521

Commercial Services & Supplies 3.87%
RR Donnelley & Sons Co.*	657,803	4,210
SP Plus Corp.*	134,918	4,351
Total		8,561

Construction Materials 2.43%
Eagle Materials, Inc.	36,241	5,377

Consumer Finance 1.27%
Atlanticus Holdings Corp.*	36,320	2,814

Containers & Packaging 2.29%
Pactiv Evergreen, Inc.	364,900	5,076
Investments	Shares	Fair Value (000)
Electrical Equipment 2.18%
GrafTech International Ltd.	451,317	$4,829

Energy Equipment & Services 2.47%
Valaris Ltd.*	155,051	5,461

Entertainment 2.25%
Marcus Corp. (The)*(b)	267,869	4,974

Equity Real Estate Investment Trusts 4.32%
Outfront Media, Inc.	147,667	3,675
Sunstone Hotel Investors, Inc.*	476,072	5,875
Total		9,550

Health Care Equipment & Supplies 1.24%
NuVasive, Inc.*	51,500	2,748

Health Care Providers & Services 1.67%
Tenet Healthcare Corp.*	51,582	3,696

Hotels, Restaurants & Leisure 1.97%
Bally’s Corp.*	95,102	4,357

Household Products 1.91%
Spectrum Brands Holdings, Inc.	45,062	4,225

Information Technology Services 4.55%
Alliance Data Systems Corp.	44,857	3,824
International Money Express, Inc.*	372,377	6,234
Total		10,058

Insurance 4.64%
American Equity Investment Life Holding Co.	148,173	4,722
Stewart Information Services Corp.	77,925	5,546
Total		10,268

Interactive Media & Services 2.01%
Cars.com, Inc.*	341,557	4,447

Machinery 2.38%
Columbus McKinnon Corp.	111,466	5,269

See Notes to Financial Statements.	97

Schedule of Investments (continued)

FOCUSED SMALL CAP VALUE FUND October 31, 2021

Investments	Shares	Fair Value (000)
Metals & Mining 1.89%
Lundin Mining Corp.(a) CAD	481,300	$4,188

Oil, Gas & Consumable Fuels 8.26%
Chesapeake Energy Corp.	82,579	5,264
International Seaways, Inc.	189,201	3,320
MEG Energy Corp.*(a) CAD	628,100	5,628
Par Pacific Holdings, Inc.*	261,908	4,049
Total		18,261

Pharmaceuticals 2.05%
Organon & Co.	123,417	4,536

Professional Services 2.13%
TrueBlue, Inc.*	169,100	4,709

Real Estate Management & Development 1.48%
Realogy Holdings Corp.*	188,575	3,266

Semiconductors & Semiconductor Equipment 2.40%
Silicon Motion Technology Corp. ADR	74,302	5,306

Specialty Retail 3.40%
JOANN, Inc.(b)	320,930	3,280
Sally Beauty Holdings, Inc.*	277,869	4,240
Total		7,520

Technology Hardware, Storage & Peripherals 1.46%
Diebold Nixdorf, Inc.*	357,984	3,222

Thrifts & Mortgage Finance 3.83%
Axos Financial, Inc.*	99,416	5,269
Flagstar Bancorp, Inc.	67,800	3,199
Total		8,468

Tobacco 1.97%
Turning Point Brands, Inc.	114,171	4,358
Total Common Stocks (cost $183,502,305)		216,249
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 2.54%

Repurchase Agreements 1.52%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $3,613,800 of U.S. Treasury Note at 0.375% due 09/30/2027; value: $3,420,920; proceeds: $3,353,776 (cost $3,353,776)	$3,354	$3,354

	Shares

Money Market Funds 0.92%
Fidelity Government Portfolio(c) (cost $2,030,769)	2,030,769	2,031

Time Deposits 0.10%
CitiBank N.A.(c) (cost $225,641)	225,641	226
Total Short-Term Investments (cost $5,610,186)		5,611
Total Investments in Securities 100.30% (cost $189,112,491)		221,860
Other Assets and Liabilities – Net (0.30)%		(657)
Net Assets 100.00%		$221,203

ADR	American Depositary Receipt.
CAD	Canadian Dollar.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

98	See Notes to Financial Statements.

Schedule of Investments (concluded)

FOCUSED SMALL CAP VALUE FUND October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$216,249	$–	$–	$216,249
Short-Term Investments
Repurchase Agreements	–	3,354	–	3,354
Money Market Funds	2,031	–	–	2,031
Time Deposits	–	226	–	226
Total	$218,280	$3,580	$–	$221,860

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	99

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 99.56%
COMMON STOCKS 99.56%

Aerospace & Defense 4.33%
Lockheed Martin Corp.	86,380	$28,706
Raytheon Technologies Corp.	478,410	42,512
Teledyne Technologies, Inc.*	34,300	15,408
Total		86,626

Automobiles 2.00%
General Motors Co.*	736,340	40,079

Banks 9.38%
CIT Group, Inc.	672,960	33,332
Citigroup, Inc.	525,190	36,322
East West Bancorp, Inc.	436,970	34,730
Wells Fargo & Co.	825,270	42,221
Western Alliance Bancorp	352,980	40,977
Total		187,582

Beverages 1.26%
PepsiCo, Inc.	156,350	25,266

Biotechnology 1.42%
AbbVie, Inc.	247,700	28,404

Building Products 3.08%
Carlisle Cos., Inc.	138,550	30,885
Masco Corp.	467,960	30,675
Total		61,560

Capital Markets 5.89%
Ameriprise Financial, Inc.	130,320	39,374
Blackstone Group, Inc. (The)	286,350	39,636
Morgan Stanley	377,210	38,770
Total		117,780

Chemicals 3.05%
PPG Industries, Inc.	181,210	29,097
Valvoline, Inc.	938,590	31,874
Total		60,971
Investments	Shares	Fair Value (000)
Communications Equipment 1.19%
Cisco Systems, Inc.	423,930	$23,727

Construction & Engineering 1.22%
EMCOR Group, Inc.	201,460	24,475

Consumer Finance 1.69%
American Express Co.	194,310	33,767

Containers & Packaging 0.56%
Avery Dennison Corp.	51,823	11,283

Diversified Financial Services 1.60%
Equitable Holdings, Inc.	955,240	32,000

Electric: Utilities 2.48%
NextEra Energy, Inc.	290,120	24,756
NRG Energy, Inc.	624,490	24,911
Total		49,667

Equity Real Estate Investment Trusts 3.20%
Alexandria Real Estate Equities, Inc.	98,020	20,010
Host Hotels & Resorts, Inc.*	1,212,270	20,403
Prologis, Inc.	162,420	23,544
Total		63,957

Food & Staples Retailing 1.74%
BJ’s Wholesale Club Holdings, Inc.*	594,565	34,746

Health Care Equipment & Supplies 2.89%
Medtronic plc (Ireland)(a)	301,850	36,180
Zimmer Biomet Holdings, Inc.	150,720	21,571
Total		57,751

Health Care Providers & Services 4.76%
McKesson Corp.	94,450	19,634
UnitedHealth Group, Inc.	164,100	75,563
Total		95,197

Hotels, Restaurants & Leisure 1.88%
Caesars Entertainment, Inc.*	343,670	37,618

100	See Notes to Financial Statements.

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2021

Investments	Shares	Fair Value (000)
Household Products 2.94%
Procter & Gamble Co. (The)	411,950	$58,905

Insurance 4.80%
American International Group, Inc.	684,080	40,422
Arch Capital Group Ltd.*	624,040	26,098
Fidelity National Financial, Inc.	616,720	29,547
Total		96,067

Interactive Media & Services 3.28%
Alphabet, Inc. Class A*	22,180	65,673

Life Sciences Tools & Services 1.57%
Thermo Fisher Scientific, Inc.	49,492	31,332

Machinery 0.36%
Allison Transmission Holdings, Inc.	214,039	7,140

Media 2.06%
Comcast Corp. Class A	800,600	41,175

Metals & Mining 0.84%
Reliance Steel & Aluminum Co.	114,810	16,781

Multi-Line Retail 1.28%
Target Corp.	98,700	25,624

Multi-Utilities 0.61%
CMS Energy Corp.	203,937	12,308

Oil, Gas & Consumable Fuels 6.52%
Chesapeake Energy Corp.	466,650	29,744
Marathon Petroleum Corp.	379,820	25,042
Pioneer Natural Resources Co.	196,400	36,723
Royal Dutch Shell plc Class A ADR	847,810	38,931
Total		130,440

Personal Products 0.72%
Unilever plc(b) GBP	268,250	14,363
Investments	Shares	Fair Value (000)
Pharmaceuticals 5.42%
Eli Lilly & Co.	125,272	$31,915
Organon & Co.	949,500	34,894
Pfizer, Inc.	952,750	41,673
Total		108,482

Road & Rail 1.50%
Norfolk Southern Corp.	102,630	30,076

Semiconductors & Semiconductor Equipment 4.61%
KLA Corp.	56,450	21,042
Micron Technology, Inc.	207,580	14,344
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	186,710	21,229
Texas Instruments, Inc.	189,630	35,552
Total		92,167

Software 2.05%
Microsoft Corp.	123,680	41,015

Specialty Retail 1.77%
Lowe’s Cos., Inc.	151,450	35,412

Technology Hardware, Storage & Peripherals 3.14%
Apple, Inc.	201,740	30,221
NetApp, Inc.	364,190	32,522
Total		62,743

Trading Companies & Distributors 1.64%
AerCap Holdings NV (Ireland)*(a)	556,420	32,851

Wireless Telecommunication Services 0.83%
T-Mobile US, Inc.*	144,390	16,609
Total Common Stocks (cost $1,505,744,109)		1,991,619

See Notes to Financial Statements.	101

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2021

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 0.47%

Repurchase Agreements 0.47%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $10,093,000 of U.S. Treasury Note at 0.375% due 09/30/2027; value: $9,554,304; proceeds: $9,366,953 (cost $9,366,953)	$9,367	$9,367
Total Investments in Securities 100.03% (cost $1,515,111,062)		2,000,986
Other Assets and Liabilities – Net (0.03)%		(619)
Net Assets 100.00%		$2,000,367

ADR	American Depositary Receipt.
GBP	British pound.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Personal Products	$–	$14,363	$–	$14,363
Remaining Industries	1,977,256	–	–	1,977,256
Short-Term Investments
Repurchase Agreements	–	9,367	–	9,367
Total	$1,977,256	$23,730	$–	$2,000,986

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

102	See Notes to Financial Statements.

Schedule of Investments

GLOBAL EQUITY FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 97.43%
COMMON STOCKS 97.43%

Argentina 0.22%
Internet & Direct Marketing Retail
MercadoLibre, Inc.*	17	$25

Austria 0.86%

Banks
BAWAG Group AG†*	1,596	100

Canada 2.46%

Aerospace & Defense 0.72%
CAE, Inc.*	2,749	83

Banks 1.74%

Royal Bank of Canada	1,940	202
Total Canada		285

China 1.74%

Construction Materials 0.62%
China Resources Cement Holdings Ltd.	85,051	72

Interactive Media & Services 0.50%
Tencent Holdings Ltd.	950	58

Internet & Direct Marketing Retail 0.62%
Alibaba Group Holding Ltd.*	3,477	71
Total China		201

Denmark 1.27%

Biotechnology
Genmab A/S*	328	147

France 6.30%

Beverages 0.92%
Pernod Ricard SA	466	107

Construction & Engineering 0.31%
Vinci SA	339	36
Investments	Shares	U.S. $ Fair Value (000)
France (continued)

Insurance 1.40%
AXA SA	5,569	$162

Life Sciences Tools & Services 1.05%
Sartorius Stedim Biotech	219	121

Media 0.38%
Criteo SA ADR*	1,319	44

Software 0.48%
Esker SA	165	56

Textiles, Apparel & Luxury Goods 1.76%
LVMH Moet Hennessy Louis Vuitton SE	259	203
Total France		729

Germany 0.80%

Semiconductors & Semiconductor Equipment
Infineon Technologies AG	1,984	93

Hong Kong 0.68%

Real Estate Management & Development
Kerry Properties Ltd.	27,773	79

India 2.08%

Banks 0.85%
ICICI Bank Ltd. ADR	4,638	98

Information Technology Services 1.23%
Infosys Ltd. ADR	6,354	142
Total India		240

Japan 5.85%

Auto Components 0.60%
Denso Corp.	960	70

Electrical Equipment 0.73%
Fuji Electric Co. Ltd.	1,728	84

See Notes to Financial Statements.	103

Schedule of Investments (continued)

GLOBAL EQUITY FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Electronic Equipment, Instruments & Components 1.41%
Keyence Corp.	270	$163

Household Durables 1.22%
Sony Group Corp.	1,218	141

Machinery 1.42%
Ebara Corp.	1,326	72
Fujitec Co. Ltd.	4,022	92
		164

Personal Products 0.47%

Shiseido Co. Ltd.	804	54
Total Japan		676

Mexico 0.90%

Banks
Grupo Financiero Banorte SAB de CV	16,451	104

Netherlands 5.88%

Information Technology Services 1.51%
Adyen NV†*	58	175

Insurance 1.37%
NN Group NV	2,985	159

Oil, Gas & Consumable Fuels 1.56%
Royal Dutch Shell plc A Shares	7,856	180

Semiconductors & Semiconductor Equipment 1.44%
ASML Holding NV	204	166
Total Netherlands		680

South Africa 0.87%

Metals & Mining
Anglo American plc	2,652	101
Investments	Shares	U.S. $ Fair Value (000)
South Korea 2.25%

Interactive Media & Services 0.86%
NAVER Corp.	286	$99

Technology Hardware, Storage & Peripherals 1.39%
Samsung Electronics Co. Ltd.	2,689	161
Total South Korea		260

Spain 1.24%

Electric: Utilities
Iberdrola SA	12,077	143

Sweden 0.69%

Electronic Equipment, Instruments & Components
Hexagon AB B Shares	4,984	80

Switzerland 2.96%

Capital Markets 1.90%
UBS Group AG	12,037	219

Life Sciences Tools & Services 1.06%
Lonza Group AG	150	123
Total Switzerland		342

Taiwan 1.24%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co. Ltd.	6,742	143

United Kingdom 2.65%

Equity Real Estate Investment Trusts 0.80%
UNITE Group plc (The)	6,229	93

Insurance 0.42%
Prudential plc	2,390	48

Multi-Line Retail 0.87%
Next plc	925	101

Pharmaceuticals 0.56%
AstraZeneca plc	518	65
Total United Kingdom		307

104	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
United States 56.49%

Aerospace & Defense 0.73%
TransDigm Group, Inc.*	135	$84

Automobiles 0.43%
General Motors Co.*	924	50

Banks 1.35%
Western Alliance Bancorp	1,343	156

Beverages 1.07%
Coca-Cola Co. (The)	2,196	124

Biotechnology 1.23%
Natera, Inc.*	653	75
Vertex Pharmaceuticals, Inc.*	363	67
		142

Building Products 0.90%
Carlisle Cos., Inc.	466	104

Capital Markets 4.22%
Ameriprise Financial, Inc.	454	137
Cboe Global Markets, Inc.	843	112
KKR & Co., Inc.	1,283	102
Morgan Stanley	1,333	137
		488

Chemicals 1.89%
Axalta Coating Systems Ltd.*	910	28
Valvoline, Inc.	5,608	191
		219

Consumer Finance 1.18%
Ally Financial, Inc.	1,007	48
American Express Co.	509	89
		137

Diversified Financial Services 0.46%
Equitable Holdings, Inc.	1,594	53

Electrical Equipment 0.94%
AMETEK, Inc.	824	109
Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Entertainment 0.49%
Live Nation Entertainment, Inc.*	444	$45
Roku, Inc.*	41	12
		57

Equity Real Estate Investment Trusts 1.45%
Alexandria Real Estate Equities, Inc.	488	99
Prologis, Inc.	475	69
		168
Food & Staples Retailing 2.49%
Sysco Corp.	688	53
Walmart, Inc.	1,573	235
		288

Health Care Equipment & Supplies 2.07%
Align Technology, Inc.*	177	111
DexCom, Inc.*	137	85
Zimmer Biomet Holdings, Inc.	302	43
		239

Health Care Providers & Services 2.37%
UnitedHealth Group, Inc.	594	274

Hotels, Restaurants & Leisure 0.83%
Caesars Entertainment, Inc.*	521	57
Starbucks Corp.	372	39
		96

Information Technology Services 1.02%
Mastercard, Inc. Class A	351	118

Interactive Media & Services 6.40%
Alphabet, Inc. Class A*	184	545
Meta Platforms, Inc. Class A*	602	195
		740

Internet & Direct Marketing Retail 2.95%
Amazon.com, Inc.*	101	341

See Notes to Financial Statements.	105

Schedule of Investments (continued)

GLOBAL EQUITY FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Machinery 1.74%
Crane Co.	1,244	$129
Fortive Corp.	952	72
		201

Oil, Gas & Consumable Fuels 2.10%
Marathon Petroleum Corp.	1,723	114
Pioneer Natural Resources Co.	691	129
		243

Personal Products 1.46%
Estee Lauder Cos., Inc. (The) Class A	522	169

Pharmaceuticals 1.24%
Eli Lilly & Co.	562	143

Road & Rail 1.33%
Norfolk Southern Corp.	527	154

Semiconductors & Semiconductor Equipment 3.50%
Applied Materials, Inc.	812	111
NVIDIA Corp.	1,151	294
		405

Software 7.43%
Cadence Design Systems, Inc.*	200	35
Microsoft Corp.	1,982	657
salesforce.com, Inc.*	557	167
		859

Specialty Retail 0.34%
Burlington Stores, Inc.*	146	40

Technology Hardware, Storage & Peripherals 1.74%
Apple, Inc.	1,341	201

Textiles, Apparel & Luxury Goods 1.14%
NIKE, Inc. Class B	787	132
Total United States		6,534
Total Common Stocks (cost $9,380,057)		11,269
Investments	Principal Amount (000)	U.S. $ Fair Value (000)
SHORT-TERM INVESTMENTS 2.78%

Repurchase Agreements 2.78%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $298,200 of U.S. Treasury Inflation Index Note at 0.125% due 10/15/2026; value: $326,991; proceeds: $320,545 (cost $320,545)	$321	$321
Total Investments in Securities100.21% (cost $9,700,602)		11,590
Other Assets and Liabilities – Net (0.21)%		(24)
Net Assets 100.00%		$11,566

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2021, the total value of Rule 144A securities was $275, which represents 2.38% of net assets.

106	See Notes to Financial Statements.

Schedule of Investments (concluded)

GLOBAL EQUITY FUND October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Austria	$–	$100	$–	$100
China	–	201	–	201
Denmark	–	147	–	147
France	100	629	–	729
Germany	–	93	–	93
Hong Kong	–	79	–	79
Japan	–	676	–	676
Netherlands	–	680	–	680
South Africa	–	101	–	101
South Korea	–	260	–	260
Sweden	–	80	–	80
Switzerland	–	342	–	342
Taiwan	–	143	–	143
United Kingdom	–	307	–	307
Remaining Countries	7,331	–	–	7,331
Short-Term Investments
Repurchase Agreements	–	321	–	321
Total	$7,431	$4,159	$–	$11,590

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	107

Schedule of Investments

GROWTH LEADERS FUND October 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 98.87%
COMMON STOCKS 98.87%

Aerospace & Defense 1.25%
Axon Enterprise, Inc.*	722,784	$130,072

Automobiles 7.27%
Tesla, Inc.*	679,390	756,840

Banks 2.89%
First Republic Bank	466,904	101,005
SVB Financial Group*	278,972	200,135
Total		301,140

Biotechnology 0.84%
Intellia Therapeutics, Inc.*	365,103	48,551
Sarepta Therapeutics, Inc.*	496,293	39,272
Total		87,823

Capital Markets 4.17%
Blackstone Group, Inc. (The)	662,563	91,712
Coinbase Global, Inc. Class A*	664,485	212,250
MSCI, Inc.	195,745	130,147
Total		434,109

Chemicals 0.77%
Albemarle Corp.	321,476	80,520

Commercial Services & Supplies 1.03%
Copart, Inc.*	692,356	107,516

Communications Equipment 0.86%
Arista Networks, Inc.*	217,867	89,258

Electrical Equipment 1.61%
Generac Holdings, Inc.*	335,919	167,476

Electronic Equipment, Instruments & Components 3.09%
Amphenol Corp. Class A	1,455,168	111,713
Cognex Corp.	834,139	73,062
Trimble, Inc.*	1,565,328	136,763
Total		321,538
Investments	Shares	Fair Value (000)
Entertainment 5.39%
Live Nation Entertainment, Inc.*	1,493,537	$151,071
Netflix, Inc.*	413,471	285,423
Sea Ltd. ADR*	362,332	124,487
Total		560,981

Health Care Equipment & Supplies 5.71%
Align Technology, Inc.*	160,419	100,161
DexCom, Inc.*	308,312	192,143
Edwards Lifesciences Corp.*	864,606	103,597
IDEXX Laboratories, Inc.*	140,226	93,410
Intuitive Surgical, Inc.*	290,297	104,835
Total		594,146

Hotels, Restaurants & Leisure 1.00%
Airbnb, Inc. Class A*	611,256	104,317

Information Technology Services 6.47%
Affirm Holdings, Inc.*	1,306,865	212,365
EPAM Systems, Inc.*	292,956	197,230
Shopify, Inc. Class A (Canada)*(a)	53,244	78,095
Square, Inc. Class A*	522,477	132,970
Toast, Inc. Class A*(b)	97,114	5,168
Visa, Inc. Class A	223,704	47,374
Total		673,202

Interactive Media & Services 9.13%
Alphabet, Inc. Class A*	208,889	618,504
Match Group, Inc.*	473,525	71,398
Meta Platforms, Inc. Class A*	587,489	190,094
Snap, Inc. Class A*	1,343,084	70,619
Total		950,615

Internet & Direct Marketing Retail 1.97%
Amazon.com, Inc.*	43,683	147,318
MercadoLibre, Inc. (Argentina)*(a)	39,211	58,072
Total		205,390

108	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2021

Investments	Shares	Fair Value (000)
Life Sciences Tools & Services 0.97%
Agilent Technologies, Inc.	642,427	$101,176

Personal Products 0.52%
Estee Lauder Cos., Inc. (The) Class A	159,828	51,837
Olaplex Holdings, Inc.*	97,111	2,710
Total		54,547

Pharmaceuticals 1.49%
Zoetis, Inc.	716,325	154,870

Semiconductors & Semiconductor Equipment 10.28%
Advanced Micro Devices, Inc.*	1,687,355	202,871
Applied Materials, Inc.	1,233,357	168,538
Enphase Energy, Inc.*	349,860	81,038
Monolithic Power Systems, Inc.	324,044	170,272
NVIDIA Corp.	1,751,244	447,741
Total		1,070,460

Software 23.06%
Asana, Inc. Class A*	977,969	132,808
Atlassian Corp. plc Class A (Australia)*(a)	391,574	179,392
Crowdstrike Holdings, Inc. Class A*	657,533	185,293
Datadog, Inc. Class A*	728,292	121,661
DocuSign, Inc.*	347,421	96,684
Five9, Inc.*	314,055	49,624
Freshworks, Inc. Class A*	534,124	26,840
Gitlab, Inc. Class A*	49,027	5,501
HubSpot, Inc.*	222,278	180,096
Intuit, Inc.	200,974	125,808
Microsoft Corp.	2,424,760	804,099
Palantir Technologies, Inc. Class A*	3,864,793	100,021
Paycom Software, Inc.*	268,223	146,946
SentinelOne, Inc. Class A*(b)	310,580	20,622
Investments	Shares	Fair Value (000)
Software (continued)
ServiceNow, Inc.*	194,801	$135,924
Unity Software, Inc.*	592,732	89,686
Total		2,401,005

Specialty Retail 0.91%
Carvana Co.*	148,532	45,032
RH*	75,502	49,803
Total		94,835

Technology Hardware, Storage & Peripherals 4.63%
Apple, Inc.	3,220,100	482,371

Textiles, Apparel & Luxury Goods 3.56%
Crocs, Inc.*	767,209	123,866
Lululemon Athletica, Inc. (Canada)*(a)	366,333	170,715
NIKE, Inc. Class B	454,289	75,998
Total		370,579
Total Common Stocks (cost $7,739,470,428)		$10,294,786

See Notes to Financial Statements.	109

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2021

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 1.79%

Repurchase Agreements 1.77%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $191,020,900 of U.S. Treasury Note at .50% due 06/30/2027; , $4,500,500 of U.S. Treasury Note at 2.25% due 08/15/2027; value: $187,929,795; proceeds: $184,244,835 (cost $184,244,835)	$184,245	$184,245
Investments	Shares	Fair Value (000)
Money Market Funds 0.02%
Fidelity Government Portfolio(c) (cost $1,749,804)	1,749,804	$1,750

Time Deposits 0.00%
CitiBank N.A.(c) (cost $194,423)	194,423	194
Total Short-Term Investments (cost $186,189,062)		186,189
Total Investments in Securities 100.66% (cost $7,925,659,490)		10,480,975
Other Assets and Liabilities – Net (0.66)%		(68,843)
Net Assets 100.00%		$10,412,132

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$10,294,786	$–	$–	$10,294,786
Short-Term Investments
Repurchase Agreements	–	184,245	–	184,245
Money Market Funds	1,750	–	–	1,750
Time Deposits	–	194	–	194
Total	$10,296,536	$184,439	$–	$10,480,975

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

110	See Notes to Financial Statements.

Schedule of Investments

HEALTH CARE FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 96.08%
COMMON STOCKS 96.08%

Belgium 0.77%

Pharmaceuticals
UCB SA	501	$60

Canada 1.22%

Biotechnology
BELLUS Health, Inc.*	5,900	44
Xenon Pharmaceuticals, Inc.*	1,688	52
		96

Denmark 4.28%

Biotechnology 1.51%
Genmab A/S*	261	118

Pharmaceuticals 2.77%
Novo Nordisk A/S Class B	1,981	217
Total Denmark		335

France 1.67%

Life Sciences Tools & Services 0.79%
Sartorius Stedim Biotech	113	62

Pharmaceuticals 0.88%
Sanofi	681	69
Total France		131

Germany 1.61%

Biotechnology 0.73%
BioNTech SE ADR*	205	57

Pharmaceuticals 0.88%
Merck KGaA	290	69
Total Germany		126
Investments	Shares	U.S. $ Fair Value (000)
Netherlands 1.40%

Biotechnology
Argenx SE*	254	$76
Merus NV*	1,200	34
		110

Sweden 0.64%

Life Sciences Tools & Services
Olink Holding AB ADR*	1,568	50

Switzerland 7.17%

Biotechnology 0.37%
CRISPR Therapeutics AG*	320	29

Health Care Equipment & Supplies 1.11%
Alcon, Inc.	1,041	87

Life Sciences Tools & Services 1.58%
Lonza Group AG	151	124

Pharmaceuticals 4.11%
Roche Holding AG	832	322
Total Switzerland		562

United Kingdom 3.78%

Pharmaceuticals
AstraZeneca plc	2,363	296

United States 73.54%

Biotechnology 16.28%
Arena Pharmaceuticals, Inc.*	907	52
Biohaven Pharmaceutical Holding Co. Ltd.*	385	55
Blueprint Medicines Corp.*	393	44
Bridgebio Pharma, Inc.*	794	39
Curis, Inc.*	2,671	17
Horizon Therapeutics plc*	936	112
Insmed, Inc.*	2,540	77
Intellia Therapeutics, Inc.*	496	66

See Notes to Financial Statements.	111

Schedule of Investments (continued)

HEALTH CARE FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Biotechnology (continued)
Karuna Therapeutics, Inc.*	347	$49
Krystal Biotech, Inc.*	948	48
Mirati Therapeutics, Inc.*	418	79
Natera, Inc.*	999	115
Neurocrine Biosciences, Inc.*	598	63
Rigel Pharmaceuticals, Inc.*	15,178	51
Rocket Pharmaceuticals, Inc.*	1,075	32
Sarepta Therapeutics, Inc.*	380	30
Seagen, Inc.*	506	89
SpringWorks Therapeutics, Inc.*	687	46
TG Therapeutics, Inc.*	1,997	62
Turning Point Therapeutics, Inc.*	556	23
Ultragenyx Pharmaceutical, Inc.*	468	39
Vertex Pharmaceuticals, Inc.*	477	88
		1,276

Health Care Equipment & Supplies 24.38%
Abbott Laboratories	545	70
Align Technology, Inc.*	231	144
Axonics, Inc.*	581	43
Cooper Cos., Inc. (The)	219	91
CryoPort, Inc.*	588	48
Danaher Corp.	747	233
DexCom, Inc.*	259	162
Edwards Lifesciences Corp.*	1,277	153
IDEXX Laboratories, Inc.*	171	114
Inari Medical, Inc.*	364	33
Insulet Corp.*	372	115
Intuitive Surgical, Inc.*	543	196
Medtronic plc	1,596	191
Outset Medical, Inc.*	1,018	54
Penumbra, Inc.*	145	40
Pulmonx Corp.*	788	31
Shockwave Medical, Inc.*	243	52
Silk Road Medical, Inc.*	712	42
Zimmer Biomet Holdings, Inc.	683	98
		1,910
Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Health Care Providers & Services 8.79%
AmerisourceBergen Corp.	645	$79
HCA Healthcare, Inc.	558	140
Humana, Inc.	85	39
Oak Street Health, Inc.*	653	31
Tenet Healthcare Corp.*	821	59
UnitedHealth Group, Inc.	742	341
		689

Health Care Technology 1.84%
Cerner Corp.	668	50
Doximity, Inc. Class A*(a)	189	13
Inspire Medical Systems, Inc.*	302	81
		144

Life Sciences Tools & Services 10.34%
10X Genomics, Inc. Class A*	349	56
Agilent Technologies, Inc.	453	71
Akoya Biosciences, Inc.*	3,667	49
Bio-Rad Laboratories, Inc. Class A*	107	85
Charles River Laboratories International, Inc.*	90	40
Maravai LifeSciences Holdings, Inc. Class A*	1,110	47
Quanterix Corp.*	741	38
Rapid Micro Biosystems, Inc. Class A*	1,850	38
Repligen Corp.*	335	97
Thermo Fisher Scientific, Inc.	456	289
		810

Pharmaceuticals 10.43%
Catalent, Inc.*	604	83
Eli Lilly & Co.	1,161	296
Intra-Cellular Therapies, Inc.*	1,504	65
Merck & Co., Inc.	1,474	130
NGM Biopharmaceuticals, Inc.*	1,600	29
Organon & Co.	1,061	39
Zoetis, Inc.	809	175
		817

112	See Notes to Financial Statements.

Schedule of Investments (continued)

HEALTH CARE FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
United States (continued)

Semiconductors & Semiconductor Equipment 0.82%
Brooks Automation, Inc.	550	$64

Specialty Retail 0.66%
Petco Health & Wellness Co., Inc.*	2,105	52
Total United States		5,762
Total Common Stocks (cost $6,303,684)		7,528

Principal Amount (000)
SHORT-TERM INVESTMENTS 3.82%

Repurchase Agreements 3.65%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $266,400 of U.S. Treasury Inflation Indexed Note at 0.125% due 10/15/2026; value: $292,120; proceeds: $286,372 (cost $286,372)	$286	286
Investments	Shares	U.S. $ Fair Value (000)
Money Market Funds 0.16%
Fidelity Government Portfolio(b) (cost $11,907)	11,907	$12

Time Deposits 0.01%
CitiBank N.A.(b) (cost $1,323)	1,323	1
Total Short-Term Investments (cost $299,602)		299
Total Investments in Securities 99.90% (cost $6,603,286)		7,827
Other Assets and Liabilities – Net 0.10%		8
Net Assets 100.00%		$7,835

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.	113

Schedule of Investments (concluded)

HEALTH CARE FUND October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Belgium	$–	$60	$–	$60
Denmark	–	335	–	335
France	–	131	–	131
Germany	57	69	–	126
Netherlands	34	76	–	110
Switzerland	116	446	–	562
United Kingdom	–	296	–	296
Remaining Countries	5,908	–	–	5,908
Short-Term Investments
Repurchase Agreements	–	286	–	286
Money Market Funds	12	–	–	12
Time Deposits	–	1	–	1
Total	$6,127	$1,700	$–	$7,827

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

114	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL EQUITY FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 97.42%

COMMON STOCKS 97.42%

Argentina 0.65%
Internet & Direct Marketing Retail
MercadoLibre, Inc.*	1,826	$2,704

Australia 2.95%

Capital Markets 1.14%
Macquarie Group Ltd.	31,871	4,705(a)

Equity Real Estate Investment Trusts 0.66%
Goodman Group	165,808	2,745

Metals & Mining 1.15%
BHP Group Ltd.	173,442	4,764
Total Australia		12,214

Austria 1.67%

Banks 0.80%
BAWAG Group AG†*	52,456	3,299

Oil, Gas & Consumable Fuels 0.87%
OMV AG	59,884	3,626
Total Austria		6,925

Belgium 0.83%

Banks
KBC Group NV	36,705	3,418

Canada 2.75%

Aerospace & Defense 0.90%
CAE, Inc.*	122,517	3,715

Banks 1.06%
Royal Bank of Canada	42,300	4,403

Oil, Gas & Consumable Fuels 0.79%
Pembina Pipeline Corp.(b)	98,619	3,265
Total Canada		11,383
Investments	Shares	U.S. $ Fair Value (000)
China 3.03%

Interactive Media & Services 0.83%
Tencent Holdings Ltd.	56,700	$3,449

Internet & Direct Marketing Retail 1.71%
Alibaba Group Holding Ltd.*	199,400	4,100
JD.com, Inc. Class A*	75,950	2,974
		7,074

Textiles, Apparel & Luxury Goods 0.49%
ANTA Sports Products Ltd.	130,720	2,025
Total China		12,548

Denmark 4.87%

Air Freight & Logistics 1.04%
DSV PANALPINA A/S	18,574	4,317

Beverages 0.77%
Carlsberg A/S Class B	19,367	3,198

Biotechnology 1.14%
Genmab A/S*	10,548	4,739

Pharmaceuticals 1.92%
Novo Nordisk A/S Class B	72,401	7,939
Total Denmark		20,193

Finland 1.32%

Banks
Nordea Bank Abp	446,411	5,467

France 15.15%

Aerospace & Defense 1.78%
Airbus SE*	32,254	4,138
Safran SA	23,926	3,220
		7,358

Auto Components 0.95%
Cie Generale des Etablissements
Michelin SCA	25,144	3,953

See Notes to Financial Statements.	115

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
France (continued)

Beverages 1.14%
Pernod Ricard SA	20,612	$4,742

Building Products 1.04%
Cie de Saint-Gobain	62,419	4,308

Chemicals 1.02%
Air Liquide SA	25,249	4,215

Construction & Engineering 0.59%
Vinci SA	23,077	2,467

Information Technology Services 1.01%
Capgemini SE	17,991	4,195

Insurance 0.78%
AXA SA	110,702	3,221

Life Sciences Tools & Services 0.79%
Sartorius Stedim Biotech	5,933	3,270

Multi-Utilities 0.85%
Veolia Environnement SA(b)	108,478	3,543

Oil, Gas & Consumable Fuels 0.85%
TOTAL SE	70,124	3,511

Personal Products 1.65%
L’Oreal SA	14,930	6,830

Textiles, Apparel & Luxury Goods 2.70%
Kering SA	5,365	4,027
LVMH Moet Hennessy Louis Vuitton SE	9,137	7,164
		11,191
Total France		62,804

Germany 5.49%

Air Freight & Logistics 1.30%
Deutsche Post AG Registered Shares	87,003	5,386

Auto Components 0.59%
Continental AG*	20,778	2,443
Investments	Shares	U.S. $ Fair Value (000)
Germany (continued)

Automobiles 0.92%
Volkswagen AG	11,694	$3,802

Chemicals 0.73%
Symrise AG	21,849	3,022

Semiconductors & Semiconductor Equipment 1.11%
Infineon Technologies AG	98,106	4,594

Textiles, Apparel & Luxury Goods 0.84%
adidas AG	10,712	3,506
Total Germany		22,753

Hong Kong 2.30%

Insurance 1.32%
AIA Group Ltd.	485,882	5,445

Machinery 0.98%
Techtronic Industries Co. Ltd.	198,315	4,075
Total Hong Kong		9,520

Hungary 0.81%

Banks
OTP Bank Nyrt*	56,008	3,365

India 2.47%

Banks 1.75%
ICICI Bank Ltd. ADR	216,236	4,573
State Bank of India	400,848	2,697
		7,270

Information Technology Services 0.72%
Infosys Ltd. ADR	133,147	2,967
Total India		10,237

Indonesia 0.97%

Banks
Bank Rakyat Indonesia Persero Tbk PT	13,449,066	4,037

116	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
Ireland 1.03%

Construction Materials
CRH plc	88,995	$4,257

Japan 14.78%

Auto Components 1.22%
Denso Corp.	69,785	5,059

Automobiles 1.54%
Toyota Motor Corp.	362,000	6,387

Banks 0.70%
Sumitomo Mitsui Financial Group, Inc.	89,500	2,904

Beverages 0.58%
Asahi Group Holdings Ltd.	52,825	2,397

Building Products 0.93%
Daikin Industries Ltd.	17,575	3,849

Diversified Financial Services 0.76%
ORIX Corp.	158,800	3,157

Electrical Equipment 0.74%
Fuji Electric Co. Ltd.	63,100	3,086

Electronic Equipment, Instruments & Components 2.26%
Keyence Corp.	9,040	5,457
Omron Corp.	40,700	3,892
		9,349

Health Care Equipment & Supplies 0.97%
Hoya Corp.	27,200	4,004

Household Durables 1.56%
Sony Group Corp.	55,900	6,473

Machinery 2.08%
Ebara Corp.	69,800	3,809
FANUC Corp.	14,200	2,806
Fujitec Co. Ltd.	88,000	1,999
		8,614
Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Specialty Retail 0.47%
Fast Retailing Co. Ltd.	2,950	$1,958

Trading Companies & Distributors 0.97%
ITOCHU Corp.	140,900	4,019
Total Japan		61,256

Mexico 1.18%

Banks 0.69%
Grupo Financiero Banorte
SAB de CV	452,617	2,866

Transportation Infrastructure 0.49%
Grupo Aeroportuario del Pacifico SAB de CV ADR	16,133	2,037
Total Mexico		4,903

Netherlands 5.66%

Chemicals 0.65%
Akzo Nobel NV	23,368	2,685

Information Technology Services 1.03%
Adyen NV†*	1,417	4,276

Insurance 1.05%
NN Group NV	81,205	4,341

Oil, Gas & Consumable Fuels 1.05%
Royal Dutch Shell plc A Shares	189,590	4,343

Semiconductors & Semiconductor Equipment 1.88%
ASML Holding NV	9,593	7,798
Total Netherlands		23,443

Norway 1.92%

Machinery 0.90%
AutoStore Holdings Ltd.*	943,588	3,719

See Notes to Financial Statements.	117

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
Norway (continued)

Oil, Gas & Consumable Fuels 1.02%
Equinor ASA	167,222	$4,237
Total Norway		7,956

Singapore 0.69%

Banks
United Overseas Bank Ltd.	143,300	2,849

South Africa 0.98%

Metals & Mining
Anglo American plc	106,190	4,040

South Korea 1.34%

Interactive Media & Services 0.51%
NAVER Corp.	6,016	2,092

Technology Hardware, Storage & Peripherals 0.83%
Samsung Electronics Co. Ltd.	57,548	3,445
Total South Korea		5,537

Spain 3.36%

Banks 0.86%
Banco Bilbao Vizcaya Argentaria SA	513,336	3,592

Diversified Telecommunication Services 0.91%
Cellnex Telecom SA†	61,186	3,763

Electric: Utilities 1.04%
Iberdrola SA	363,953	4,298

Information Technology Services 0.55%
Amadeus IT Group SA*	34,122	2,283
Total Spain		13,936

Sweden 1.00%

Machinery
Atlas Copco AB A Shares	64,499	4,154
Investments	Shares	U.S. $ Fair Value (000)
Switzerland 6.95%

Capital Markets 1.40%
UBS Group AG	318,696	$5,801

Food Products 2.33%
Nestle SA Registered Shares	73,192	9,655

Life Sciences Tools & Services 1.51%
Lonza Group AG	7,627	6,268

Pharmaceuticals 1.70%
Roche Holding AG	18,156	7,033

Textiles, Apparel & Luxury Goods 0.01%
On Holding AG Class A*	1,814	62
Total Switzerland		28,819

Taiwan 2.79%

Entertainment 0.87%
Sea Ltd. ADR*	10,486	3,602

Semiconductors & Semiconductor Equipment 1.92%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	17,946	2,041
Taiwan Semiconductor Manufacturing Co. Ltd.	279,230	5,925
		7,966
Total Taiwan		11,568

United Kingdom 7.39%

Banks 0.64%
Barclays plc	961,632	2,654

Beverages 1.38%
Diageo plc	114,955	5,719

Capital Markets 0.70%
Petershill Partners plc†*	708,281	2,909

Electric: Utilities 0.81%
SSE plc	148,287	3,340

118	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Equity Real Estate Investment Trusts 0.56%
UNITE Group plc (The)	156,747	$2,340

Insurance 0.87%
Prudential plc	176,263	3,597

Multi-Line Retail 0.68%
Next plc	25,965	2,830

Pharmaceuticals 1.75%
AstraZeneca plc	57,923	7,246
Total United Kingdom		30,635

United States 3.09%

Biotechnology 0.74%
Horizon Therapeutics plc*	25,532	3,062

Electrical Equipment 1.32%
Schneider Electric SE	31,814	5,485

Trading Companies & Distributors 1.03%
Ferguson plc	28,404	4,274
Total United States		12,821
Total Common Stocks (cost $313,843,982)		403,742

Principal Amount (000)
SHORT-TERM INVESTMENTS 2.35%

Repurchase Agreements 2.15%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $8,288,200 of U.S. Treasury Inflation Indexed Note at 0.125% due 10/15/2026; value: $9,088,411; proceeds: $8,910,118 (cost $8,910,118)	$8,910	8,910
Investments	Shares	U.S. $ Fair Value (000)
Money Market Funds 0.18%
Fidelity Government Portfolio(c) (cost $755,274)	755,274	$755

Time Deposits 0.02%
CitiBank N.A.(c) (cost $83,920)	83,920	84
Total Short-Term Investments (cost $9,749,312)		9,749
Total Investments in Securities 99.77% (cost $323,593,294)		413,491
Other Assets and Liabilities – Net 0.23%		942
Net Assets 100.00%		$414,433

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2021, the total value of Rule 144A securities was $14,247, which represents 3.44% of net assets.
(a)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Security fair valued by the Pricing Committee.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.	119

Schedule of Investments (concluded)

INTERNATIONAL EQUITY FUND October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Argentina	$2,704	$–	$–	$2,704
Australia	–	7,509	4,705	12,214
Canada	11,383	–	–	11,383
India	7,540	2,697	–	10,237
Mexico	4,903	–	–	4,903
Norway	3,719	4,237	–	7,956
Spain	4,298	9,638	–	13,936
Switzerland	62	28,757	–	28,819
Taiwan	5,643	5,925	–	11,568
United Kingdom	2,909	27,726	–	30,635
United States	3,062	9,759	–	12,821
Remaining Countries	–	256,566	–	256,566
Short-Term Investments
Repurchase Agreements	–	8,910	–	8,910
Money Market Funds	755	–	–	755
Time Deposits	–	84	–	84
Total	$46,978	$361,808	$4,705	$413,491

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy .When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stocks
Balance as of November 1, 2020	$–
Accrued Discounts (Premiums)	–
Realized Gain (Loss)	279,367
Change in Unrealized Appreciation (Depreciation)	1,848,490
Purchases	–
Sales	(1,126,120)
Transfers into Level 3	3,703,348
Transfers out of Level 3	–
Balance as of October 31, 2021	$4,705,085
Change in unrealized appreciation/depreciation for the year ended October 31, 2021, related to Level 3 investments held at October 31, 2021	$1,848,490

120	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 97.38%
COMMON STOCKS 97.38%

Australia 4.01%

Auto Components 1.53%
GUD Holdings Ltd.	769,251	$7,120

Electric: Utilities 0.99%
AusNet Services	2,468,497	4,591

Food Products 0.50%
Costa Group Holdings Ltd.	1,040,843	2,301

Professional Services 0.99%
IPH Ltd.	707,285	4,594
Total Australia		18,606

Austria 4.58%

Banks 1.48%
BAWAG Group AG†*	109,048	6,858

Electronic Equipment, Instruments & Components 1.25%
AT&S Austria Technologie & Systemtechnik AG	150,991	5,794

Machinery 1.85%
ANDRITZ AG	151,425	8,601
Total Austria		21,253

Belgium 2.29%

Equity Real Estate Investment Trusts 1.15%
Cofinimmo SA	32,987	5,322

Real Estate Management & Development 1.14%
Shurgard Self Storage SA	86,400	5,293
Total Belgium		10,615

Canada 3.04%

Aerospace & Defense 0.54%
CAE, Inc.*	83,000	2,517

Metals & Mining 1.12%
Capstone Mining Corp.*	1,231,800	5,165
Investments	Shares	U.S. $ Fair Value (000)
Canada (continued)

Paper & Forest Products 1.38%
Interfor Corp.	279,700	$6,405
Total Canada		14,087

China 0.85%

Food & Staples Retailing 0.36%
Yixintang Pharmaceutical Group Co. Ltd. Class A	332,911	1,652

Textiles, Apparel & Luxury Goods 0.49%
Xtep International Holdings Ltd.	1,751,500	2,291
Total China		3,943

Finland 1.19%

Machinery
Konecranes OYJ	133,218	5,541

France 2.69%

Construction Materials 0.96%
Vicat SA	104,455	4,458

Health Care Providers & Services 1.08%
Korian SA	149,496	4,980

Software 0.65%
Esker SA	8,835	3,018
Total France		12,456

Germany 8.58%

Aerospace & Defense 0.93%
Montana Aerospace AG†*	120,462	4,305

Industrial Conglomerates 1.69%
Rheinmetall AG	80,639	7,824

Life Sciences Tools & Services 1.17%
Gerresheimer AG	59,340	5,445

Media 0.90%
Stroeer SE & Co. KGaA	49,355	4,186

See Notes to Financial Statements.	121

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
Germany (continued)

Real Estate Management & Development 2.59%
PATRIZIA AG	264,783	$7,315
TAG Immobilien AG	155,058	4,711
		12,026

Semiconductors & Semiconductor Equipment 0.54%
Aixtron SE	106,461	2,528

Specialty Retail 0.76%
MYT Netherlands Parent BV ADR*	132,783	3,506
Total Germany		39,820

Hong Kong 1.74%

Hotels, Restaurants & Leisure 0.32%
Melco International Development Ltd.*	1,144,000	1,486

Real Estate Management & Development 0.73%
Kerry Properties Ltd.	1,197,500	3,385

Textiles, Apparel & Luxury Goods 0.69%
Stella International Holdings Ltd.	2,701,432	3,218
Total Hong Kong		8,089

Iceland 1.23%

Machinery
Marel HF	852,233	5,714

India 2.83%

Banks 1.34%
Federal Bank Ltd.	4,770,629	6,230

Capital Markets 1.49%
UTI Asset Management Co. Ltd.	496,931	6,882
Total India		13,112

Israel 0.68%

Capital Markets
Tel Aviv Stock Exchange Ltd.	574,737	3,150
Investments	Shares	U.S. $ Fair Value (000)
Italy 3.97%

Auto Components 1.04%
Brembo SpA	365,129	$4,796

Construction Materials 0.61%
Buzzi Unicem SpA	121,880	2,843

Diversified Financial Services 1.61%
Banca Mediolanum SpA	521,395	5,254
doValue SpA†	232,683	2,231
		7,485

Textiles, Apparel & Luxury Goods 0.71%
Salvatore Ferragamo SpA*	153,889	3,274
Total Italy		18,398

Japan 18.91%

Auto Components 0.36%
FCC Co. Ltd.	120,700	1,671

Banks 1.17%
Aozora Bank Ltd.	236,100	5,401

Beverages 1.04%
Coca-Cola Bottlers Japan Holdings, Inc.	349,600	4,811

Building Products 1.27%
Sanwa Holdings Corp.	505,900	5,901

Chemicals 0.95%
Kansai Paint Co. Ltd.	190,100	4,402

Construction & Engineering 1.22%
SHO-BOND Holdings Co. Ltd.	135,200	5,663

Distributors 1.04%
PALTAC Corp.	109,200	4,835

Information Technology Services 3.59%
NS Solutions Corp.	226,000	7,596
Simplex Holdings, Inc.*	212,500	4,577
TIS, Inc.	164,800	4,490
		16,663

122	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Machinery 4.26%
CKD Corp.	180,600	$3,581
DMG Mori Co. Ltd.	371,600	6,399
Fujitec Co. Ltd.	202,200	4,593
OSG Corp.	313,100	5,209
		19,782

Professional Services 1.00%
TechnoPro Holdings, Inc.	145,300	4,644

Real Estate Management & Development 0.48%
CRE Inc/Japan	142,800	2,240

Software 0.84%
Money Forward, Inc.*	57,500	3,907

Thrifts & Mortgage Finance 0.77%
Aruhi Corp.	307,300	3,563

Wireless Telecommunication Services 0.92%
Okinawa Cellular Telephone Co.	94,500	4,258
Total Japan		87,741

Mexico 2.43%

Banks 1.71%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	1,226,949	7,914

Consumer Finance 0.72%
Gentera SAB de CV*	5,583,000	3,341
Total Mexico		11,255

Norway 2.11%

Semiconductors & Semiconductor Equipment 0.76%
Nordic Semiconductor ASA*	119,670	3,556

Software 1.35%
Crayon Group Holding ASA†*	194,836	4,550
Investments	Shares	U.S. $ Fair Value (000)
Norway (continued)

Software (continued)
LINK Mobility Group Holding ASA*	528,122	$1,703
		6,253
Total Norway		9,809

Portugal 1.71%

Multi-Utilities
REN - Redes Energeticas Nacionais SGPS SA	2,601,582	7,925

South Korea 2.17%

Chemicals 1.05%
Soulbrain Co. Ltd./New	21,727	4,877

Semiconductors & Semiconductor Equipment 0.79%
WONIK IPS Co. Ltd.	105,163	3,650

Software 0.33%
Douzone Bizon Co. Ltd.	22,179	1,548
Total South Korea		10,075

Spain 2.47%

Containers & Packaging 1.41%
Vidrala SA	61,722	6,543

Professional Services 1.06%
Applus Services SA	545,507	4,937
Total Spain		11,480

Sweden 6.74%

Auto Components 1.26%
Dometic Group AB†	401,340	5,854

Biotechnology 0.85%
Vitrolife AB	60,637	3,947

Commercial Services & Supplies 1.47%
Loomis AB	252,739	6,825

See Notes to Financial Statements.	123

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
Sweden (continued)

Diversified Consumer Services 0.62%
Cary Group AB*	212,933	$2,851

Food & Staples Retailing 0.76%
Axfood AB	144,643	3,546

Internet & Direct Marketing Retail 0.78%
Boozt AB†*	215,076	3,623

Software 1.00%
Cint Group AB*	306,950	4,632
Total Sweden		31,278

Switzerland 3.37%

Containers & Packaging 0.46%
SIG Combibloc Group AG*	82,193	2,150

Health Care Equipment & Supplies 1.01%
Medmix AG†*	98,144	4,692

Life Sciences Tools & Services 1.00%
Tecan Group AG	7,576	4,642

Machinery 0.90%
Sulzer AG	42,165	4,145
Total Switzerland		15,629

United Kingdom 18.46%

Aerospace & Defense 1.09%
Senior plc*	2,298,460	5,039

Beverages 1.79%
Britvic plc	684,438	8,318

Biotechnology 0.77%
Genus plc	47,031	3,567

Capital Markets 1.56%
Man Group plc	2,269,110	7,226
Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Construction Materials 1.25%
Breedon Group plc	4,320,949	$5,795

Entertainment 0.63%
Frontier Developments plc*	87,093	2,938

Equity Real Estate Investment Trusts 2.22%
Big Yellow Group plc	232,182	4,700
UNITE Group plc (The)	376,604	5,623
		10,323
Household Durables 0.80%
Focusrite plc	201,229	3,732

Insurance 0.43%
Lancashire Holdings Ltd.	285,233	1,975

Machinery 1.17%
Concentric AB	184,164	5,420

Media 0.69%
S4 Capital plc*	321,687	3,195

Multi-Line Retail 1.14%
B&M European Value Retail SA	610,115	5,286

Pharmaceuticals 0.80%
Dechra Pharmaceuticals plc	53,209	3,728

Professional Services 1.01%
SThree plc	582,992	4,699

Real Estate Management & Development 1.05%
Savills plc	250,405	4,859

Specialty Retail 0.63%
WH Smith plc*	136,541	2,923

Trading Companies & Distributors 1.43%
Grafton Group plc	360,624	6,624
Total United Kingdom		85,647

124	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
United States 1.33%

Exchange- Traded Funds
VanEck Vectors Junior Gold Miners	142,655	$6,173
Total Common Stocks (cost $399,157,340)		451,796
Investments	Principal Amount (000)	U.S. $ Fair Value (000)
SHORT-TERM INVESTMENTS 1.62%

Repurchase Agreements 1.62%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $8,099,600 of U.S. Treasury Note at 0.375% due 9/30/2027; value: $7,667,298; proceeds: $7,516,954 (cost $7,516,954)	$7,517	$7,517
Total Investments in Securities 99.00% (cost $406,674,294)		459,313
Other Assets and Liabilities – Net(a) 1.00%		4,635
Net Assets 100.00%		$463,948

ADR	American Depositary Receipt.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2021, the total value of Rule 144A securities was $32,113, which represents 6.92% of net assets.
*	Non-income producing security.
(a)	Other Assets and Liabilities - Net include net unrealized appreciation on total return swaps as follows:

Open Total Return Swap Contracts at October 31, 2021:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Bank of America	MLLACEB	1 Mo. LIBOR + 0.49%	94,010	Long	6/15/2022	$9,413,221	$9,413,221	$0

*	Merrill Lynch Custom Basket Index.

LIBOR London Interbank Offered Rate.

See Notes to Financial Statements.	125

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Belgium	$5,293	$5,322	$–	$10,615
Canada	14,087	–	–	14,087
France	3,018	9,438	–	12,456
Germany	10,821	28,999	–	39,820
Hong Kong	3,218	4,871	–	8,089
Iceland	5,714	–	–	5,714
Japan	4,577	83,164	–	87,741
Mexico	11,255	–	–	11,255
Portugal	7,925	–	–	7,925
Spain	11,480	–	–	11,480
Sweden	14,308	16,970	–	31,278
Switzerland	4,692	10,937	–	15,629
United Kingdom	53,009	32,638	–	85,647
United States	6,173	–	–	6,173
Remaining Countries	–	103,887	–	103,887
Short-Term Investments
Repurchase Agreements	–	7,517	–	7,517
Total	$155,570	$303,743	$–	$459,313
Other Financial Instruments
Total Return Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	–	–	–
Total	$–	$–	$–	$–

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

126	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL VALUE FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 96.93%
COMMON STOCKS 96.93%

Australia 4.01%

Banks 0.96%
National Australia Bank Ltd.	287,366	$6,248

Equity Real Estate Investment Trusts 1.35%
Goodman Group	531,550	8,801

Metals & Mining 1.70%
BHP Group Ltd.	403,407	11,080
Total Australia		26,129

Austria 3.18%

Banks 1.70%
BAWAG Group AG†*	175,525	11,040

Oil, Gas & Consumable Fuels 1.48%
OMV AG	159,765	9,673
Total Austria		20,713

Belgium 0.98%

Beverages 0.28%
Anheuser-Busch InBev SA	29,218	1,787

Equity Real Estate Investment Trusts 0.70%
Cofinimmo SA	28,270	4,561
Total Belgium		6,348

Canada 2.43%

Banks 1.35%
Royal Bank of Canada	84,400	8,785

Oil, Gas & Consumable Fuels 1.08%
Pembina Pipeline Corp.(a)	211,933	7,016
Total Canada		15,801
Investments	Shares	U.S. $ Fair Value (000)
China 1.66%

Construction Materials 0.52%
China Resources Cement Holdings Ltd.	4,040,000	$3,397

Real Estate Management & Development 0.46%
Logan Group Co., Ltd.	2,972,000	2,977

Specialty Retail 0.68%
Topsports International Holdings Ltd.†	3,652,000	4,437
Total China		10,811

Finland 1.58%

Banks
Nordea Bank Abp	837,391	10,255

France 18.19%

Aerospace & Defense 3.08%
Airbus SE*	63,867	8,193
Safran SA	30,872	4,155
Thales SA	83,298	7,686
		20,034

Banks 1.75%
Credit Agricole SA	753,544	11,369

Building Products 1.69%
Cie de Saint-Gobain	159,693	11,021

Construction & Engineering 0.76%
Vinci SA	46,223	4,942

Diversified Telecommunication Services 1.40%
Orange SA	837,504	9,133

Gas Utilities 0.61%
Rubis SCA	124,364	3,986

Information Technology Services 1.41%
Capgemini SE	39,396	9,186

See Notes to Financial Statements.	127

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
France (continued)

Insurance 1.91%
AXA SA	426,671	$12,413

Multi-Utilities 2.21%
Engie SA	342,664	4,874
Veolia Environnement SA(a)	290,540	9,489
		14,363

Pharmaceuticals 2.38%
Sanofi	154,004	15,469

Textiles, Apparel & Luxury Goods 0.99%
Kering SA	8,624	6,472
Total France		118,388

Germany 7.12%

Air Freight & Logistics 1.45%
Deutsche Post AG Registered Shares	152,309	9,429

Auto Components 0.66%
Continental AG*	36,398	4,279

Automobiles 1.30%
Volkswagen AG	26,051	8,469

Chemicals 1.22%
BASF SE	110,498	7,953

Insurance 1.73%
Allianz SE Registered Shares	48,506	11,264

Semiconductors & Semiconductor Equipment 0.76%
Infineon Technologies AG	105,501	4,941
Total Germany		46,335

Hong Kong 1.18%

Real Estate Management & Development
Kerry Properties Ltd.	2,720,500	7,690
Investments	Shares	U.S. $ Fair Value (000)
India 1.61%

Banks 0.90%
Federal Bank Ltd.	4,475,072	$5,844

Oil, Gas & Consumable Fuels 0.71%
Petronet LNG Ltd.	1,509,864	4,635
Total India		10,479

Ireland 0.97%

Beverages
C&C Group plc*	1,775,503	6,298

Italy 1.44%

Electric: Utilities
Enel SpA	1,118,952	9,368

Japan 16.87%

Auto Components 1.54%
Denso Corp.	138,700	10,055

Banks 1.79%
Sumitomo Mitsui Financial Group, Inc.	359,600	11,669

Beverages 1.50%
Asahi Group Holdings Ltd.	214,500	9,734

Building Products 1.34%
Sanwa Holdings Corp.	750,000	8,748

Diversified Financial Services 1.68%
ORIX Corp.	549,100	10,914

Electrical Equipment 1.37%
Fuji Electric Co. Ltd.	182,900	8,943

Electronic Equipment, Instruments & Components 0.88%
Murata Manufacturing Co. Ltd.	77,400	5,742

Household Durables 1.64%
Sony Group Corp.	92,000	10,653

128	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Industrial Conglomerates 1.44%
Hitachi Ltd.	162,200	$9,347

Information Technology Services 0.74%
SCSK Corp.	237,600	4,808

Insurance 0.83%
Tokio Marine Holdings, Inc.	102,700	5,409

Machinery 0.64%
Fujitec Co. Ltd.	182,000	4,134

Trading Companies & Distributors 1.48%
ITOCHU Corp.	336,700	9,603
Total Japan		109,759

Mexico 1.46%

Banks 0.69%
Grupo Financiero Banorte SAB de CV	704,866	4,463

Transportation Infrastructure 0.77%
Grupo Aeroportuario del Pacifico SAB de CV Class B*	398,700	5,026
Total Mexico		9,489

Netherlands 4.74%

Food & Staples Retailing 1.92%
Koninklijke Ahold Delhaize NV	383,638	12,481

Oil, Gas & Consumable Fuels 2.82%
Royal Dutch Shell plc Class A ADR	400,636	18,397
Total Netherlands		30,878

Singapore 1.05%

Banks
United Overseas Bank Ltd.	343,400	6,826
Investments	Shares	U.S. $ Fair Value (000)
South Africa 1.56%

Metals & Mining
Anglo American plc	266,233	$10,128

South Korea 1.03%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd.	112,198	6,718

Spain 1.34%

Banks
Banco Bilbao Vizcaya Argentaria SA	1,250,805	8,753

Sweden 2.00%

Commercial Services & Supplies 0.99%
Loomis AB	237,180	6,404

Oil, Gas & Consumable Fuels 1.01%
Lundin Energy AB	166,631	6,581
Total Sweden		12,985

Switzerland 5.35%

Capital Markets 2.35%
UBS Group AG	840,109	15,292

Pharmaceuticals 3.00%
Novartis AG Registered Shares	109,054	9,020
Roche Holding AG	27,188	10,533
		19,553
Total Switzerland		34,845

United Kingdom 15.95%

Banks 2.74%
Barclays plc	3,023,070	8,342
Standard Chartered plc	1,405,032	9,502
		17,844

Electric: Utilities 1.54%
SSE plc	446,061	10,045

See Notes to Financial Statements.	129

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Equity Real Estate Investment Trusts 1.26%
UNITE Group plc (The)	550,669	$8,222

Household Durables 1.15%
Persimmon plc	201,042	7,491

Insurance 2.20%
Beazley plc*	793,817	4,237
Prudential plc	492,390	10,049
		14,286

Multi-Line Retail 1.37%
Next plc	81,700	8,904

Pharmaceuticals 2.53%
AstraZeneca plc	85,385	10,682
GlaxoSmithKline plc	278,914	5,790
		16,472

Tobacco 1.89%
British American Tobacco plc	164,493	5,722
Imperial Brands plc	310,601	6,554
		12,276

Trading Companies & Distributors 1.27%
Ashtead Group plc	98,498	8,255
Total United Kingdom		103,795

United States 1.23%

Auto Components
Lear Corp.	46,450	7,983
Total Common Stocks (cost $560,849,776)		630,774
Investments	Principal Amount (000)	U.S. $ Fair Value (000)
SHORT-TERM INVESTMENTS 3.48%

Repurchase Agreements 3.23%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $20,247,300 of U.S. Treasury Note at 2.25% due 08/15/2027; value: $21,405,498; proceeds: $20,985,776 (cost $20,985,776)	$20,986	$20,986

	Shares
Money Market Funds 0.22%
Fidelity Government Portfolio(b) (cost $1,462,426)	1,462,426	1,462

Time Deposits 0.03%
CitiBank N.A.(b) (cost $162,492)	162,492	162
Total Short-Term Investments (cost $22,610,694)		22,610
Total Investments in Securities 100.41% (cost $583,460,470)		653,384
Other Assets and Liabilities – Net (0.41)%		(2,661)
Net Assets 100.00%		$650,723

ADR	American Depositary Receipt.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2021, the total value of Rule 144A securities was $15,477, which represents 2.38% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Security was purchased with the cash collateral from loaned securities.

130	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL VALUE FUND October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Canada	$15,801	$–	$–	$15,801
Ireland	6,298	–	–	6,298
Mexico	9,489	–	–	9,489
Netherlands	18,397	12,481	–	30,878
Sweden	6,404	6,581	–	12,985
United Kingdom	4,237	99,558	–	103,795
United States	7,983	–	–	7,983
Remaining Countries	–	443,545	–	443,545
Short-Term Investments
Repurchase Agreements	–	20,986	–	20,986
Money Market Funds	1,462	–	–	1,462
Time Deposits	–	162	–	162
Total	$70,071	$583,313	$–	$653,384

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	131

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 98.55%
COMMON STOCKS 98.55%

Air Freight & Logistics 1.50%
Atlas Air Worldwide Holdings, Inc.*	73,462	$5,959

Auto Components 1.51%
Gentherm, Inc.*	81,386	5,992

Banks 2.94%
Bancorp, Inc. (The)*	201,621	6,160
Silvergate Capital Corp. Class A*	35,233	5,518
Total		11,678

Beverages 1.98%
Celsius Holdings, Inc.*	81,460	7,863

Biotechnology 12.77%
Beam Therapeutics, Inc.*	23,642	2,099
BELLUS Health, Inc. (Canada)*(a)(b)	301,481	2,234
CareDx, Inc.*	49,714	2,536
Curis, Inc.*	396,013	2,574
Gossamer Bio, Inc.*	143,664	1,784
Insmed, Inc.*	69,001	2,080
Karuna Therapeutics, Inc.*	41,453	5,819
Krystal Biotech, Inc.*	105,117	5,265
Merus NV (Netherlands)*(a)	70,305	1,972
Myovant Sciences Ltd. (United Kingdom)*(a)	177,883	3,892
Protagonist Therapeutics, Inc.*	60,266	1,878
Rigel Pharmaceuticals, Inc.*	1,604,032	5,390
Rocket Pharmaceuticals, Inc.*	85,759	2,548
Syndax Pharmaceuticals, Inc.*	105,561	2,053
TG Therapeutics, Inc.*	71,332	2,227
Turning Point Therapeutics, Inc.*	27,933	1,162
Xenon Pharmaceuticals, Inc. (Canada)*(a)	167,780	5,226
Total		50,739
Investments	Shares	Fair Value (000)
Capital Markets 3.12%
AssetMark Financial Holdings, Inc.*	203,093	$5,207
Piper Sandler Cos.	43,560	7,174
Total		12,381

Commercial Services & Supplies 2.40%
Montrose Environmental Group, Inc.*	139,267	9,547

Communications Equipment 3.25%
Calix, Inc.*	206,028	12,895

Construction & Engineering 2.04%
Ameresco, Inc. Class A*	98,796	8,114

Diversified Telecommunication Services 1.99%
Ooma, Inc.*	342,126	7,903

Electronic Equipment, Instruments & Components 1.27%
OSI Systems, Inc.*	54,035	5,031

Health Care Equipment & Supplies 10.80%
Axonics, Inc.*	134,719	9,882
CryoPort, Inc.*	78,784	6,424
NeuroPace, Inc.*(b)	130,269	1,975
OrthoPediatrics Corp.*	108,226	7,703
Outset Medical, Inc.*	79,804	4,251
Pulmonx Corp.*	117,605	4,578
Shockwave Medical, Inc.*	18,512	3,956
SI-BONE, Inc.*	82,566	1,862
Treace Medical Concepts, Inc.*	99,139	2,286
Total		42,917

Health Care Providers & Services 0.92%
Castle Biosciences, Inc.*	58,457	3,645

Health Care Technology 1.20%
Health Catalyst, Inc.*	90,719	4,775

Hotels, Restaurants & Leisure 2.61%
Kura Sushi USA, Inc. Class A*	42,932	1,828
Lindblad Expeditions Holdings, Inc.*	154,215	2,306
Monarch Casino & Resort, Inc.*	86,625	6,256
Total		10,390

132	See Notes to Financial Statements.

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2021

Investments	Shares	Fair Value (000)
Household Durables 5.41%
Green Brick Partners, Inc.*	178,623	$4,653
LGI Homes, Inc.*	26,299	3,927
Lovesac Co. (The)*	102,620	8,005
Sonos, Inc.*	150,801	4,919
Total		21,504

Household Products 0.87%
Central Garden & Pet Co.*	66,831	3,447

Interactive Media & Services 0.93%
Eventbrite, Inc. Class A*	182,971	3,703

Leisure Products 0.89%
Johnson Outdoors, Inc. Class A	14,341	1,523
Malibu Boats, Inc. Class A*	28,537	2,015
Total		3,538

Life Sciences Tools & Services 2.19%
Codexis, Inc.*	58,907	2,048
NanoString Technologies, Inc.*	50,309	2,430
Quanterix Corp.*	83,852	4,244
Total		8,722

Machinery 5.63%
Chart Industries, Inc.*	28,753	5,104
Evoqua Water Technologies Corp.*	115,403	4,828
Shyft Group, Inc. (The)	237,832	9,801
Westport Fuel System, Inc. (Canada)*(a)(b)	801,783	2,638
Total		22,371

Media 1.25%
Criteo SA ADR*	150,741	4,981

Personal Products 1.28%
elf Beauty, Inc.*	157,854	5,100

Pharmaceuticals 2.69%
Fulcrum Therapeutics, Inc.*	68,185	1,510
Intra-Cellular Therapies, Inc.*	173,170	7,458
Pliant Therapeutics, Inc.*(b)	108,361	1,726
Total		10,694
Investments	Shares	Fair Value (000)
Professional Services 2.14%
Kforce, Inc.	78,591	$5,090
Willdan Group, Inc.*	101,901	3,406
Total		8,496

Semiconductors & Semiconductor Equipment 5.97%
CEVA, Inc.*	100,464	4,582
Ichor Holdings Ltd.*	141,561	6,189
Impinj, Inc.*	92,966	6,482
Rambus, Inc.*	277,241	6,451
Total		23,704

Software 10.73%
Agilysys, Inc.*	87,986	4,199
Arteris, Inc.*	191,460	4,279
Cerence, Inc.*	55,775	5,864
Domo, Inc. Class B*	59,993	5,300
Sprout Social, Inc. Class A*	86,855	11,090
Telos Corp.*	193,728	5,019
Zuora, Inc. Class A*	314,178	6,868
Total		42,619

Specialty Retail 4.72%
Children’s Place, Inc. (The)*	30,908	2,562
Citi Trends, Inc.*	77,620	6,005
Container Store Group, Inc. (The)*	486,912	5,385
Sleep Number Corp.*	54,144	4,783
Total		18,735

Technology Hardware, Storage & Peripherals 0.85%
Avid Technology, Inc.*	117,749	3,372

Trading Companies & Distributors 1.12%
Rush Enterprises, Inc. Class A	85,618	4,459

Wireless Telecommunication Services 1.58%
Gogo, Inc.*(b)	386,472	6,284
Total Common Stocks (cost $312,444,470)		391,558

See Notes to Financial Statements.	133

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2021

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 3.08%

Repurchase Agreements 1.00%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $4,283,800 of U.S. Treasury Note at 0.375% due 09/30/2027; value: $4,055,160; proceeds: $3,975,645 (cost $3,975,645)	$3,976	$3,976
Investments	Shares	Fair Value (000)
Money Market Funds 1.87%
Fidelity Government Portfolio(c) (cost $7,428,695)	7,428,695	$7,429

Time Deposits 0.21%
CitiBank N.A.(c) (cost $825,411)	825,411	825
Total Short-Term Investments (cost $12,229,751)		12,230
Total Investments in Securities 101.63% (cost $324,674,221)		403,788
Other Assets and Liabilities – Net (1.63)%		(6,473)
Net Assets 100.00%		$397,315

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$391,558	$–	$–	$391,558
Short-Term Investments
Repurchase Agreements	–	3,976	–	3,976
Money Market Funds	7,429	–	–	7,429
Time Deposits	–	825	–	825
Total	$398,987	$4,801	$–	$403,788

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

134	See Notes to Financial Statements.

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 99.31%
COMMON STOCKS 99.31%

Auto Components 2.31%
LCI Industries	126,745	$17,699
Lear Corp.	157,941	27,142
Total		44,841

Banks 7.74%
East West Bancorp, Inc.	438,235	34,831
Pacific Premier Bancorp, Inc.	488,957	20,531
Signature Bank	116,973	34,837
SVB Financial Group*	32,584	23,376
Western Alliance Bancorp	314,155	36,470
Total		150,045

Biotechnology 1.20%
Horizon Therapeutics plc*	193,291	23,178

Building Products 6.01%
Allegion plc (Ireland)(a)	139,987	17,960
Carlisle Cos., Inc.	173,588	38,696
Masonite International Corp.*	269,224	32,310
Simpson Manufacturing Co., Inc.	259,996	27,583
Total		116,549

Capital Markets 3.69%
Cboe Global Markets, Inc.	189,435	24,994
Evercore, Inc. Class A	124,756	18,943
Moelis & Co. Class A	380,556	27,682
Total		71,619

Chemicals 5.09%
Avient Corp.	563,522	30,363
Axalta Coating Systems Ltd.*	919,158	28,668
Valvoline, Inc.	1,167,612	39,652
Total		98,683

Construction & Engineering 1.39%
EMCOR Group, Inc.	221,402	26,898
Investments	Shares	Fair Value (000)
Construction Materials 1.34%
Eagle Materials, Inc.	175,739	$26,073

Containers & Packaging 1.72%
Avery Dennison Corp.	153,103	33,334

Electric: Utilities 2.35%
IDACORP, Inc.	217,982	22,740
Portland General Electric Co.	461,967	22,779
Total		45,519

Electrical Equipment 2.12%
Generac Holdings, Inc.*	82,598	41,180

Electronic Equipment, Instruments & Components 1.75%
Littelfuse, Inc.	115,340	33,973

Equity Real Estate Investment Trusts 6.56%
CoreSite Realty Corp.	207,521	29,563
First Industrial Realty Trust, Inc.	577,436	33,624
Innovative Industrial Properties, Inc.	38,100	10,024
National Storage Affiliates Trust	436,694	27,276
Sunstone Hotel Investors, Inc.*	2,172,500	26,809
Total		127,296

Food & Staples Retailing 1.84%
BJ’s Wholesale Club Holdings, Inc.*	609,983	35,647

Health Care Equipment & Supplies 3.80%
Cooper Cos., Inc. (The)	45,912	19,142
NuVasive, Inc.*	349,685	18,659
STERIS plc	153,584	35,899
Total		73,700

Health Care Providers & Services 1.71%
Molina Healthcare, Inc.*	111,951	33,106

Hotels, Restaurants & Leisure 1.84%
Caesars Entertainment, Inc.* 326,400		35,728

See Notes to Financial Statements.	135

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2021

Investments	Shares	Fair Value (000)
Household Durables 3.20%
Helen of Troy Ltd.*	100,135	$22,525
Leggett & Platt, Inc.	396,900	18,595
Sonos, Inc.*	639,010	20,845
Total		61,965

Information Technology Services 3.96%
Alliance Data Systems Corp.	280,248	23,891
Euronet Worldwide, Inc.*	250,804	28,138
Jack Henry & Associates, Inc.	148,628	24,743
Total		76,772

Insurance 3.52%
American Financial Corp, Inc./OH	224,579	30,552
Stewart Information Services Corp.	530,960	37,788
Total		68,340

Life Sciences Tools & Services 6.99%
Bio-Techne Corp.	67,737	35,471
Charles River Laboratories International, Inc.*	86,694	38,898
PerkinElmer, Inc.	192,629	34,074
Repligen Corp.*	93,226	27,082
Total		135,525

Machinery 4.10%
Allison Transmission Holdings, Inc.	438,526	14,629
Columbus McKinnon Corp.	560,667	26,503
Crane Co.	371,295	38,347
Total		79,479

Media 2.92%
Criteo SA ADR*	766,452	25,323
TechTarget, Inc.*	332,771	31,384
Total		56,707

Metals & Mining 1.33%
Reliance Steel & Aluminum Co.	176,929	25,860
Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 3.71%
Chesapeake Energy Corp.	392,266	$25,003
Devon Energy Corp.	809,334	32,438
Par Pacific Holdings, Inc.*	936,569	14,479
Total		71,920

Professional Services 1.07%
Booz Allen Hamilton Holding Corp.	237,961	20,669

Real Estate Management & Development 1.09%
Marcus & Millichap, Inc.*	449,600	21,176

Road & Rail 1.91%
Saia, Inc.*	118,251	36,970

Semiconductors & Semiconductor Equipment 5.05%
Brooks Automation, Inc.	253,250	29,491
Entegris, Inc.	300,359	42,285
Silicon Motion Technology Corp. ADR	366,590	26,178
Total		97,954

Software 2.70%
Aspen Technology, Inc.*	189,239	29,652
CommVault Systems, Inc.*	369,580	22,729
Total		52,381

Specialty Retail 2.70%
Burlington Stores, Inc.*	67,743	18,717
Williams-Sonoma, Inc.	181,166	33,648
Total		52,365

Tobacco 0.99%
Turning Point Brands, Inc.	501,936	19,159

Trading Companies & Distributors 1.61%
AerCap Holdings NV (Ireland)*(a)	529,597	31,267
Total Common Stocks (cost $1,338,168,200)		1,925,878

136	See Notes to Financial Statements.

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2021

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 0.59%

Repurchase Agreements 0.59%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $11,105,000 of U.S. Treasury Note at 2.25% due 08/15/2027; value: $11,740,235; proceeds: $11,509,952 (cost $11,509,952)	$11,510	$11,510
Total Investments in Securities 99.90% (cost $1,349,678,152)		1,937,388
Other Assets and Liabilities – Net 0.10%		1,861
Net Assets 100.00%		$1,939,249

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$1,925,878	$–	$–	$1,925,878
Short-Term Investments
Repurchase Agreements	–	11,510	–	11,510
Total	$1,925,878	$11,510	$–	$1,937,388

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	137

Statements of Assets and Liabilities

October 31, 2021

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund
ASSETS:
Investments in securities, at cost	$894,051	$217,743,379	$40,905,467
Investments in Underlying Funds, at cost	674,095,004	–	–
Investments in securities, at fair value including $0, $0, $0, $0, $2,166,411, $0 and $0, respectively, of securities loaned	$894,051	$251,848,281	$52,342,895
Investments in Underlying Funds, at value	880,986,259	–	–
Cash	–	–	–
Foreign cash, at value (cost $0, $0, $0, $0, $0, $0 and $1,020, respectively)	–	–	–
Receivables:
Capital shares sold	559,734	476	37,407
From advisor (See Note 3)	19	–	21,239
Investment securities sold	–	1,066,507	–
Dividends	–	26,616	–
Securities lending income receivable	–	–	–
Prepaid expenses and other assets	48,354	77,708	19,033
Total assets	882,488,417	253,019,588	52,420,574
LIABILITIES:
Payables:
Investments in Underlying Funds purchased	106,099	–	–
Capital shares reacquired	1,205,136	–	2,830
12b–1 distribution plan	165,527	1,089	7,352
Trustees’ fees	147,459	9,273	1,566
Fund administration	29,525	8,390	1,685
Investment securities purchased	–	884,460	–
Management fee	–	115,366	27,376
Offering costs	–	1,905	25,298
To bank	–	90,405	–
Payable for collateral due to broker for securities lending	–	–	–
Foreign currency overdraft	–	28	–
Accrued expenses	208,936	90,171	35,952
Total liabilities	1,862,682	1,201,087	102,059
Commitments and contingent liabilities
NET ASSETS	$880,625,735	$251,818,501	$52,318,515
COMPOSITION OF NET ASSETS:
Paid-in capital	$675,493,954	$175,830,382	$33,736,970
Total distributable earnings (loss)	205,131,781	75,988,119	18,581,545
Net Assets	$880,625,735	$251,818,501	$52,318,515

138	See Notes to Financial Statements.

Focused Large Cap Value Fund	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund

$559,539,355	$189,112,491	$1,515,111,062	$9,700,602
–	–	–	–

$672,826,979	$221,859,880	$2,000,986,329	$11,590,477
–	–	–	–
–	422,888	–	6,692

–	–	–	1,023

101,925	489,549	258,490	1,084
250	5,815	–	24,397
3,865,144	1,486,254	42,305,151	16,670
1,009,764	38,709	3,745,050	10,621
–	689	–	–
84,642	46,008	77,134	12,566
677,888,704	224,349,792	2,047,372,154	11,663,530

–	–	–	–
–	210,652	1,313,110	9
4,746	14,186	326,436	2,027
25,289	21,175	574,082	657
22,226	7,499	66,967	375
3,210,659	422,888	43,373,965	6,692
327,839	149,979	917,769	4,219
–	–	–	–
1,993,249	–	–	–

–	2,256,410	–	–
–	–	38	–
100,632	64,337	433,031	83,639
5,684,640	3,147,126	47,005,398	97,618

$672,204,064	$221,202,666	$2,000,366,756	$11,565,912

$410,814,055	$168,745,312	$1,301,347,868	$8,082,356
261,390,009	52,457,354	699,018,888	3,483,556
$672,204,064	$221,202,666	$2,000,366,756	$11,565,912

See Notes to Financial Statements.	139

Statements of Assets and Liabilities (continued)

October 31, 2021

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund
Net assets by class:
Class A Shares	$542,197,278	$3,710,536	$18,332,174
Class C Shares	$56,364,799	$368,358	$2,700,720
Class F Shares	$144,741,779	$479,186	$18,620,773
Class F3 Shares	$56,368,795	$187,910	$1,216,888
Class I Shares	$43,112,062	$246,153,199	$4,587,390
Class P Shares	–	–	–
Class R2 Shares	$1,433,347	–	–
Class R3 Shares	$25,883,019	$16,913	$23,965
Class R4 Shares	$4,620,629	$16,998	$24,118
Class R5 Shares	$518,295	$17,068	$24,291
Class R6 Shares	$5,385,732	$868,333	$6,788,196
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	17,840,997	145,575	506,919
Class C Shares	2,401,236	14,666	76,270
Class F Shares	4,710,481	18,718	510,946
Class F3 Shares	1,778,419	7,342	33,333
Class I Shares	1,365,928	9,622,475	125,888
Class P Shares	–	–	–
Class R2 Shares	49,773	–	–
Class R3 Shares	889,786	667	667
Class R4 Shares	152,490	667	667
Class R5 Shares	16,417	667	667
Class R6 Shares	169,862	33,930	185,937
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$30.39	$25.49	$36.16
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$32.24	$27.05	$38.37
Class C Shares-Net asset value	$23.47	$25.12	$35.41
Class F Shares-Net asset value	$30.73	$25.60	$36.44
Class F3 Shares-Net asset value*	$31.70	$25.59	$36.51
Class I Shares-Net asset value	$31.56	$25.58	$36.44
Class P Shares-Net asset value	–	–	–
Class R2 Shares-Net asset value	$28.80	–	–
Class R3 Shares-Net asset value	$29.09	$25.36	$35.92
Class R4 Shares-Net asset value*	$30.30	$25.48	$36.18
Class R5 Shares-Net asset value*	$31.57	$25.57	$36.44
Class R6 Shares-Net asset value*	$31.71	$25.59	$36.51

*	Net asset value may not recalculate due to rounding of fractional shares.

140	See Notes to Financial Statements.

Focused Large Cap Value Fund	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund

$7,713,989	$19,525,148	$1,382,625,166	$5,016,114
$3,600,955	$5,028,103	$55,600,315	$825,864
$2,394,271	$66,993,383	$146,249,261	$2,145,971
$17,775	$14,226	$19,916,126	$18,375
$656,898,895	$118,350,686	$281,392,025	$1,837,099
–	–	$4,880,915	–
–	–	$3,270,651	–
$13,408	–	$86,248,965	$470,227
$12,759	–	$2,988,326	$18,672
$12,805	$16,657	$985,834	$18,860
$1,539,207	$11,274,463	$16,209,172	$1,214,730

405,181	637,722	91,956,707	302,079
189,867	154,976	4,243,195	50,313
124,564	2,023,233	9,846,899	128,881
931	429	1,305,005	1,102
34,398,405	3,575,017	18,557,668	110,239
–	–	332,276	–
–	–	223,360	–
706	–	5,866,502	28,548
670	–	199,821	1,123
671	503	64,984	1,132
80,551	340,001	1,061,566	72,863

$19.04	$30.62	$15.04	$16.61

$20.20	$32.49	$15.96	$17.62
$18.97	$32.44	$13.10	$16.41
$19.22	$33.11	$14.85	$16.65
$19.10	$33.15	$15.26	$16.68
$19.10	$33.10	$15.16	$16.66
–	–	$14.69	–
–	–	$14.64	–
$18.99	–	$14.70	$16.47
$19.04	–	$14.96	$16.62
$19.09	$33.10	$15.17	$16.66
$19.11	$33.16	$15.27	$16.67

See Notes to Financial Statements.	141

Statements of Assets and Liabilities (continued)

October 31, 2021

	Growth Leaders Fund	Health Care Fund	International Equity Fund
ASSETS:
Investments in securities, at cost	$7,925,659,490	$6,603,286	$323,593,294
Investments in securities, at fair value including $1,911,005, $12,993, $780,760, $0, $1,504,654 and $7,868,929, respectively, of securities loaned	$10,480,975,128	$7,827,558	$413,490,799
Cash	88,880,232	–	–
Cash at broker	–	–	–
Foreign cash, at value (cost $0, $0, $0, $4,202,167, $290,489 and $0, respectively)	–	–	–
Receivables:
Capital shares sold	14,059,636	1,094	1,596,970
Interest and dividends	1,067,621	2,402	1,339,633
From advisor (See Note 3)	344,602	16,722	6,185
Securities lending income receivable	3,586	27	165
Investment securities sold	–	93,709	243,726
From broker	–	–	–
Prepaid expenses and other assets	189,308	62,732	–
Total assets	10,585,520,113	8,004,244	416,677,478
LIABILITIES:
Payables:
Investment securities purchased	155,348,021	77,459	426,095
Capital shares reacquired	8,331,801	455	106,675
Management fee	4,232,124	3,953	241,615
Payable for collateral due to broker for securities lending	1,944,227	13,230	839,194
Payable due to broker for swap collateral	–	–	–
12b-1 distribution plan	1,812,545	1,403	52,084
Trustees’ fees	523,105	254	104,921
Fund administration	331,775	255	13,807
Offering costs	–	23,615	–
To bank	–	16,250	–
Foreign capital gains taxes deferred	–	–	–
Foreign currency overdraft	–	–	187,248
Accrued expenses and other liabilities	864,642	32,230	272,701
Total liabilities	173,388,240	169,104	2,244,340
Commitments and contingent liabilities
NET ASSETS	$10,412,131,873	$7,835,140	$414,433,138
COMPOSITION OF NET ASSETS:
Paid-in capital	$5,908,170,907	$6,095,497	$282,046,904
Total distributable earnings (loss)	4,503,960,966	1,739,643	132,386,234
Net Assets	$10,412,131,873	$7,835,140	$414,433,138

142	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Micro Cap Growth Fund

$406,674,294	$583,460,470	$324,674,221

$459,313,138	$653,384,398	$403,787,648
–	–	396,601
470,000	–	–

3,906,927	290,921	–

567,474	218,239	699,851
1,095,271	2,939,011	–
–	14,284	13,872
7,388	2,135	2,331
3,651,759	2,776,850	4,793,918
287,671	–	–
34,038	23,793	62,800
469,333,666	659,649,631	409,757,021

3,584,753	6,042,569	3,387,089
184,944	333,522	325,096
293,252	383,589	295,085

–	1,624,918	8,254,106
470,000	–	–
40,846	62,720	37,677
83,136	155,169	25,458
15,640	21,919	13,115
–	–	–
–	–	–
473,866	–	–
–	–	–
238,856	302,005	104,279
5,385,293	8,926,411	12,441,905

$463,948,373	$650,723,220	$397,315,116

$418,687,010	$980,996,147	$332,935,150
45,261,363	(330,272,927)	64,379,966
$463,948,373	$650,723,220	$397,315,116

See Notes to Financial Statements.	143

Statements of Assets and Liabilities (continued)

October 31, 2021

Value Opportunities Fund
ASSETS:
Investments in securities, at cost	$1,349,678,152
Investments in securities, at fair value	$1,937,388,335
Receivables:
Capital shares sold	1,182,231
Investment securities sold	5,473,023
Dividends	537,619
Prepaid expenses and other assets	71,661
Total assets	1,944,652,869
LIABILITIES:
Payables:
Capital shares reacquired	1,299,685
Management fee	1,178,101
12b-1 distribution plan	229,591
Trustees’ fees	361,000
Fund administration	64,893
To bank	1,814,910
Accrued expenses and other liabilities	455,223
Total liabilities	5,403,403
Commitments and contingent liabilities
NET ASSETS	$1,939,249,466
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,125,105,774
Total distributable earnings (loss)	814,143,692
Net Assets	$1,939,249,466

144	See Notes to Financial Statements.

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Statements of Assets and Liabilities (concluded)

October 31, 2021

	Growth Leaders Fund	Health Care Fund	International Equity Fund
Net assets by class:
Class A Shares	$2,713,886,641	$3,506,867	$193,679,827
Class C Shares	$1,142,001,578	$785,946	$7,621,838
Class F Shares	$4,331,228,082	$587,413	$24,909,472
Class F3 Shares	$697,857,788	$40,303	$5,928,258
Class I Shares	$1,282,160,621	$19,536	$170,043,958
Class P Shares	–	–	$12,607
Class R2 Shares	$3,275,043	–	$177,762
Class R3 Shares	$21,927,890	$14,545	$6,114,102
Class R4 Shares	$18,548,504	$14,634	$1,684,704
Class R5 Shares	$19,721,694	$14,717	$80,683
Class R6 Shares	$181,524,032	$2,851,179	$4,179,927
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	51,493,977	159,716	10,963,464
Class C Shares	24,183,587	36,459	434,563
Class F Shares	79,980,575	26,602	1,414,165
Class F3 Shares	12,716,373	1,826	330,869
Class I Shares	23,501,676	885	9,510,808
Class P Shares	–	–	713
Class R2 Shares	63,818	–	10,061
Class R3 Shares	427,575	667	351,728
Class R4 Shares	351,816	667	95,823
Class R5 Shares	361,336	667	4,538
Class R6 Shares	3,307,774	129,104	233,399
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$52.70	$21.96	$17.67
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$55.92	$23.30	$18.75
Class C Shares-Net asset value	$47.22	$21.56	$17.54
Class F Shares-Net asset value	$54.15	$22.08	$17.61
Class F3 Shares-Net asset value	$54.88	$22.07	$17.92
Class I Shares-Net asset value	$54.56	$22.07	$17.88
Class P Shares-Net asset value	–	–	$17.69
Class R2 Shares-Net asset value*	$51.32	–	$17.67
Class R3 Shares-Net asset value	$51.28	$21.82	$17.38
Class R4 Shares-Net asset value*	$52.72	$21.95	$17.58
Class R5 Shares-Net asset value*	$54.58	$22.07	$17.78
Class R6 Shares-Net asset value*	$54.88	$22.08	$17.91

*	Net asset value may not recalculate due to rounding of fractional shares.

146	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Micro Cap Growth Fund	Value Opportunities Fund

$130,087,996	$242,421,823	$61,063,467	$851,297,716
$14,487,782	$10,707,360	$13,531,725	$76,310,082
$54,601,283	$29,093,613	$167,300,409	$189,251,214
$30,503,712	$25,102,878	–	$255,539,077
$193,183,088	$334,987,653	$155,419,515	$412,963,646
$140,138	–	–	$17,140,966
$2,770,679	$27,445	–	$5,845,205
$6,837,571	$6,839,871	–	$42,046,750
$2,868,991	$152,508	–	$42,666,176
$3,282,681	$15,430	–	$2,066,072
$25,184,452	$1,374,639	–	$44,122,562

6,088,863	30,307,825	3,154,515	35,912,351
740,399	1,349,577	576,132	3,830,335
2,577,331	3,616,416	7,038,523	7,766,641
1,373,033	3,114,444	–	10,155,717
8,747,634	41,539,675	6,538,606	16,550,536
6,402	–	–	742,612
132,615	3,342	–	261,249
328,417	845,186	–	1,848,190
134,935	19,109	–	1,802,308
148,743	1,921	–	82,736
1,133,532	170,505	–	1,754,966

$21.36	$8.00	$19.36	$23.70

$22.66	$8.49	$20.54	$25.15
$19.57	$7.93	$23.49	$19.92
$21.19	$8.04	$23.77	$24.37
$22.22	$8.06	–	$25.16
$22.08	$8.06	$23.77	$24.95
$21.89	–	–	$23.08
$20.89	$8.21	–	$22.37
$20.82	$8.09	–	$22.75
$21.26	$7.98	–	$23.67
$22.07	$8.03	–	$24.97
$22.22	$8.06	–	$25.14

See Notes to Financial Statements.	147

Statements of Operations

For the Year Ended October 31, 2021

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $2,160, $0, $123,606, $17,574, $340,063 and $11,159, respectively)	$3,086,158	$1,061,844	$75,225
Securities lending net income	–	3,639	105
Interest and other	–	–	1,969
Total investment income	3,086,158	1,065,483	77,299
Expenses:
Management fee	861,739	1,101,464	289,857
12b-1 distribution plan–Class A	1,300,742	6,616	40,629
12b-1 distribution plan–Class C	620,672	3,044	23,776
12b-1 distribution plan–Class F	155,085	420	15,576
12b-1 distribution plan–Class P	–	–	–
12b-1 distribution plan–Class R2	9,416	–	–
12b-1 distribution plan–Class R3	130,392	75	104
12b-1 distribution plan–Class R4	11,306	38	52
Shareholder servicing	804,032	31,680	39,160
Fund administration	344,696	80,107	17,837
Registration	129,346	115,891	129,098
Professional	36,210	39,879	50,372
Trustees’ fees	31,447	7,847	1,558
Custody	11,229	6,529	2,515
Reports to shareholders	7,595	4,258	6,131
Other	17,810	41,377	13,216
Gross expenses	4,471,717	1,439,225	629,881
Expense reductions (See Note 9)	(746)	(3)	(35)
Fees waived and expenses reimbursed (See Note 3)	(872,968)	(27,749)	(211,905)
Net expenses	3,598,003	1,411,473	417,941
Net investment income (loss)	(511,845)	(345,990)	(340,642)
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	35,492,244	–	–
Net realized gain (loss) on investment in underlying funds	6,759,279	–	–
Net realized gain (loss) on investments	–	57,880,736	9,218,038
Net realized gain (loss) on futures contracts	–	–	–
Net realized gain (loss) on foreign currency related transactions	–	611	–
Net change in unrealized appreciation/depreciation on underlying funds	252,436,410	–	–
Net change in unrealized appreciation/depreciation on investments	–	4,004,199	5,660,302

148	See Notes to Financial Statements.

Focused Large Cap Value Fund	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund

$18,574,325	$2,574,633	$38,027,978	$161,366
429	19,241	101	679
867	3,056	120	12,450
18,575,621	2,596,930	38,028,199	174,495

4,106,467	1,677,148	10,354,373	43,575
9,178	39,278	3,212,579	10,313
16,900	30,096	627,616	7,226
2,115	41,722	138,775	1,826
–	–	20,299	–
–	–	20,431	–
60	–	432,995	1,825
29	–	7,630	43
15,693	49,553	1,744,024	7,371
278,405	83,857	752,350	3,873
119,757	110,939	134,004	131,457
46,603	47,404	75,422	87,472
24,973	7,129	69,687	347
19,156	9,693	46,860	26,449
15,919	11,774	63,505	7,750
80,228	28,795	135,376	9,746
4,735,483	2,137,388	17,835,926	339,273
(6)	(58)	(1,495)	(8)
(21,466)	(51,804)	(46,860)	(255,453)
4,714,011	2,085,526	17,787,571	83,812
13,861,610	511,404	20,240,628	90,683

–	–	–	–

–	–	–	–
183,466,341	31,178,159	336,291,492	1,626,745
–	–	–	2,683

–	309	20,115	(575)

–	–	–	–

87,931,950	34,938,865	319,338,804	1,066,609

See Notes to Financial Statements.	149

Statements of Operations (continued)

For the Year Ended October 31, 2021

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund
Net realized and unrealized gain (loss):
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	1	–
Net realized and unrealized gain (loss)	294,687,933	61,885,547	14,878,340
Net Increase in Net Assets Resulting From Operations	$294,176,088	$61,539,557	$14,537,698

150	See Notes to Financial Statements.

Focused Large Cap Value Fund	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund

–	–	(4,491)	(1,590)
271,398,291	66,117,333	655,645,920	2,693,872

$285,259,901	$66,628,737	$675,886,548	$2,784,555

See Notes to Financial Statements.	151

Statements of Operations (continued)

For the Year Ended October 31, 2021

	Growth Leaders Fund	Health Care Fund	International Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $1,802, $1,032,874, $985,508, $2,361,958, and $0, respectively)	$24,796,911	$34,880	$8,752,760
Securities lending net income	352,275	324	50,577
Interest and other	–	214	–
Interest earned from Interfund Lending (See Note 11)	328	–	–
Total investment income	25,149,514	35,418	8,803,337
Expenses:
Management fee	45,810,108	41,271	2,854,506
12b-1 distribution plan–Class A	5,794,900	7,578	470,055
12b-1 distribution plan–Class C	10,570,400	7,799	78,994
12b-1 distribution plan–Class F	3,693,532	450	16,066
12b-1 distribution plan–Class P	–	–	76
12b-1 distribution plan–Class R2	11,729	–	1,051
12b-1 distribution plan–Class R3	107,580	68	31,192
12b-1 distribution plan–Class R4	40,092	34	3,908
Shareholder servicing	6,246,796	6,248	361,263
Fund administration	3,584,809	2,663	163,115
Registration	489,073	116,567	125,296
Reports to shareholders	385,931	3,929	15,921
Trustees’ fees	321,112	227	15,110
Professional	117,328	46,778	107,704
Custody	99,941	11,633	112,893
Other	171,634	9,894	68,581
Gross expenses	77,444,965	255,139	4,425,731
Expense reductions (See Note 9)	(7,215)	(4)	(203)
Fees waived and expenses reimbursed (See Note 3)	(3,793,473)	(189,436)	(212,846)
Net expenses	73,644,277	65,699	4,212,682
Net investment income (loss)	(48,494,763)	(30,281)	4,590,655
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	2,288,838,895	616,675	75,347,621
Net realized gain (loss) on forward foreign currency exchange contracts	–	–	4,979
Net realized gain (loss) on swap contracts	–	–	–
Net realized gain (loss) on foreign currency related transactions	–	(357)	(62,961)
Net change in unrealized appreciation/depreciation on investments	474,533,430	796,292	35,393,351
Net change in unrealized appreciation/depreciation on swap contracts	–	–	–
Net change in unrealized appreciation/depreciation on deferred foreign capital gains taxes	–	–	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	(9)	(30,673)
Net realized and unrealized gain (loss)	2,763,372,325	1,412,601	110,652,317
Net Increase in Net Assets Resulting From Operations	$2,714,877,562	$1,382,320	$115,242,972

152	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Micro Cap Growth Fund

$9,989,421	$23,384,422	$166,161
40,553	238,805	91,384
–	21,490	–
–	–	–
10,029,974	23,644,717	257,545

3,480,549	4,237,369	3,196,352
305,571	595,944	140,806
150,727	132,703	104,652
53,622	29,525	144,421
662	–	–
17,704	151	–
64,451	33,155	–
7,513	313	–
377,386	401,541	371,032
185,629	242,135	142,060
124,086	114,642	113,208
18,779	27,451	25,952
17,099	22,221	12,357
73,466	86,377	72,016
85,961	166,324	26,256
68,181	90,331	43,269
5,031,386	6,180,182	4,392,381
(220)	(278)	(255)
(85,961)	(312,414)	(170,677)
4,945,205	5,867,490	4,221,449
5,084,769	17,777,227	(3,963,904)

88,371,318	63,055,150	(8,607,312)

1,320	(3,678)	–
3,982,574	–	–

(92,586)	(43,784)	–

39,561,598	78,177,632	45,629,143

39,110	–	–

(473,866)	–	–

(64,512)	(77,578)	–
131,324,956	141,107,742	37,021,831

$136,409,725	$158,884,969	$33,057,927

See Notes to Financial Statements.	153

Statements of Operations (concluded)

For the Year Ended October 31, 2021

Value Opportunities Fund
Investment income:
Dividends (net of foreign withholding taxes of $15,769)	$20,522,629
Securities lending net income	280
Interest and other	1,124
Interest earned from Interfund Lending (See Note 11)	262
Total investment income	20,524,295
Expenses:
Management fee	12,604,448
12b-1 distribution plan–Class A	1,965,948
12b-1 distribution plan–Class C	776,241
12b-1 distribution plan–Class F	173,906
12b-1 distribution plan–Class P	78,257
12b-1 distribution plan–Class R2	34,576
12b-1 distribution plan–Class R3	215,967
12b-1 distribution plan–Class R4	102,140
Shareholder servicing	1,459,186
Fund administration	691,683
Registration	139,173
Reports to shareholders	90,627
Trustees’ fees	63,016
Professional	68,983
Custody	36,967
Other	128,125
Gross expenses	18,629,243
Expense reductions (See Note 9)	(1,130)
Fees waived and expenses reimbursed (See Note 3)	(36,967)
Net expenses	18,591,146
Net investment income	1,933,149
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	257,838,408
Net change in unrealized appreciation/depreciation on investments	371,649,199
Net realized and unrealized gain (loss)	629,487,607
Net Increase in Net Assets Resulting From Operations	$631,420,756

154	See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Alpha Strategy Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(511,845)	$1,304,289
Capital gain distributions received from Underlying Funds	35,492,244	99,573,231
Net realized gain (loss) on investments in Underlying Funds	6,759,279	–
Net realized gain (loss) on investments and foreign currency related transactions	–	(30,709,183)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	252,436,410	(29,903,227)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	–	–
Net increase in net assets resulting from operations	294,176,088	40,265,110
Distributions to shareholders:
Class A	(36,326,702)	(64,393,529)
Class C	(5,578,728)	(15,294,929)
Class F	(10,913,306)	(23,235,257)
Class F3	(3,009,774)	(4,127,641)
Class I	(2,587,002)	(11,845,960)
Class R2	(133,961)	(211,258)
Class R3	(1,901,142)	(3,583,900)
Class R4	(331,944)	(473,062)
Class R5	(58,163)	(39,612)
Class R6	(349,071)	(566,017)
Total distributions to shareholders	(61,189,793)	(123,771,165)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	114,712,744	105,654,769
Reinvestment of distributions	51,990,922	107,813,540
Cost of shares reacquired	(186,625,910)	(379,849,409)
Net increase (decrease) in net assets resulting from capital share transactions	(19,922,244)	(166,381,100)
Net increase (decrease) in net assets	213,064,051	(249,887,155)
NET ASSETS:
Beginning of year	$667,561,684	$917,448,839
End of year	$880,625,735	$667,561,684

156	See Notes to Financial Statements.

Durable Growth Fund
For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

$(345,990)	$111,994
–	–
–	–

57,881,347	3,657,615

–	–

4,004,200	30,100,703
61,539,557	33,870,312

(41,259)	(185)
(6,867)	–
(9,112)	(493)
(3,874)	(128)
(4,522,876)	(573)
–	–
(338)	(4)
(338)	(8)
(351)	(12)
(6,629)	(583)
(4,591,644)	(1,986)

161,700,411	209,915,954
4,567,842	1,986
(173,164,902)	(42,019,029)

(6,896,649)	167,898,911
50,051,264	201,767,237

$201,767,237	$–
$251,818,501	$201,767,237

See Notes to Financial Statements.	157

Statements of Changes in Net Assets (continued)

	Focused Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(340,642)	$(111,490)
Net realized gain on investments	9,218,038	2,455,601
Net change in unrealized appreciation/depreciation on investments	5,660,302	5,252,603
Net increase in net assets resulting from operations	14,537,698	7,596,714
Distributions to shareholders:
Class A	(886,905)	–
Class C	(133,700)	–
Class F	(439,125)	–
Class F3	(62,060)	–
Class I	(191,131)	–
Class R3	(1,241)	–
Class R4	(1,241)	–
Class R5	(1,241)	–
Class R6	(288,328)	–
Total distributions to shareholders	(2,004,972)	–
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	28,587,805	19,017,459
Reinvestment of distributions	1,631,744	–
Cost of shares reacquired	(18,655,061)	(8,318,577)
Net increase (decrease) in net assets resulting from capital share transactions	11,564,488	10,698,882
Net increase in net assets	24,097,214	18,295,596
NET ASSETS:
Beginning of year	$28,221,301	$9,925,705
End of year	$52,318,515	$28,221,301

158	See Notes to Financial Statements.

Focused Large Cap Value Fund
For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

$13,861,610	$5,470,643
183,466,341	30,885,296

87,931,950	25,234,361
285,259,901	61,590,300

(60,321)	(2,766)
(5,688)	(326)
(2,739)	(2,983)
(930)	(3,213)
(38,796,164)	(249,650)
(631)	(43)
(647)	(53)
(670)	(64)
(43,348)	(3,681)
(38,911,138)	(262,779)

265,974,611	443,320,189
38,863,410	262,311
(308,115,579)	(116,144,085)

(3,277,558)	327,438,415
243,071,205	388,765,936

$429,132,859	$40,366,923
$672,204,064	$429,132,859

See Notes to Financial Statements.	159

Statements of Changes in Net Assets (continued)

	Focused Small Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income	$511,404	$858,932
Net realized gain (loss) on investments and foreign currency related transactions	31,178,468	(9,462,735)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	34,938,865	(5,688,781)
Net increase (decrease) in net assets resulting from operations	66,628,737	(14,292,584)
Distributions to shareholders:
Class A	(28,973)	(930,691)
Class C	(754)	(1,499)
Class F	(30,291)	(1,499)
Class F3	(106)	(1,500)
Class I	(812,033)	(16,913,603)
Class P	–	–
Class R2	–	–
Class R3	–	(1,500)
Class R4	–	(1,500)
Class R5	(106)	(1,500)
Class R6	(22,082)	(224,135)
Total distributions to shareholders	(894,345)	(18,077,427)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	212,502,734	15,626,914
Reinvestment of distributions	837,976	17,320,956
Cost of shares reacquired	(133,436,361)	(46,226,137)
Net increase (decrease) in net assets resulting from capital share transactions	79,904,349	(13,278,267)
Net increase (decrease) in net assets	145,638,741	(45,648,278)
NET ASSETS:
Beginning of year	$75,563,925	$121,212,203
End of year	$221,202,666	$75,563,925

160	See Notes to Financial Statements.

Fundamental Equity Fund
For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

$20,240,628	$36,289,803

336,311,607	(113,951,656)

319,334,313	(121,243,336)

675,886,548	(198,905,189)

(21,213,472)	(139,407,947)
(572,357)	(16,649,980)
(2,559,816)	(18,953,313)
(344,061)	(2,109,059)
(5,925,825)	(62,285,911)
(66,114)	(512,324)
(52,157)	(400,670)
(1,331,556)	(9,958,420)
(42,824)	(503,129)
(20,468)	(150,353)
(254,289)	(2,273,124)
(32,382,939)	(253,204,230)

115,386,860	229,532,972
31,120,384	243,117,741
(409,122,438)	(889,621,209)

(262,615,194)	(416,970,496)
380,888,415	(869,079,915)

$1,619,478,341	$2,488,558,256
$2,000,366,756	$1,619,478,341

See Notes to Financial Statements.	161

Statements of Changes in Net Assets (continued)

	Global Equity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$90,683	$67,902
Net realized gain on investments, futures contracts and foreign currency related transactions	1,628,853	332,104
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,065,019	186,386
Net increase in net assets resulting from operations	2,784,555	586,392
Distributions to shareholders:
Class A	(145,688)	(41,267)
Class C	(25,807)	(1,897)
Class F	(81,627)	(17,441)
Class F3	(806)	(181)
Class I	(80,420)	(17,804)
Class R2	–	(107)
Class R3	(11,511)	(1,908)
Class R4	(781)	(150)
Class R5	(820)	(182)
Class R6	(36,540)	(8,710)
Total distributions to shareholders	(384,000)	(89,647)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	2,858,607	1,069,800
Reinvestment of distributions	198,859	80,997
Cost of shares reacquired	(813,973)	(3,270,513)
Net increase (decrease) in net assets resulting from capital share transactions	2,243,493	(2,119,716)
Net increase (decrease) in net assets	4,644,048	(1,622,971)
NET ASSETS:
Beginning of year	$6,921,864	$8,544,835
End of year	$11,565,912	$6,921,864

162	See Notes to Financial Statements.

Growth Leaders Fund
For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

$(48,494,763)	$(26,344,558)

2,288,838,895	757,776,433

474,533,430	1,676,037,268

2,714,877,562	2,407,469,143

(188,612,920)	(81,848,840)
(102,803,513)	(55,520,466)
(291,014,340)	(115,075,437)
(28,723,116)	(5,998,021)
(97,566,085)	(41,625,583)
(159,823)	(94,793)
(2,024,661)	(1,134,003)
(1,271,829)	(604,646)
(1,359,076)	(741,362)
(6,678,295)	(2,986,993)
(720,213,658)	(305,630,144)

3,457,707,398	2,471,905,296
665,061,830	278,119,573
(2,657,088,235)	(1,640,138,043)

1,465,680,993	1,109,886,826
3,460,344,897	3,211,725,825

$6,951,786,976	$3,740,061,151
$10,412,131,873	$6,951,786,976

See Notes to Financial Statements.	163

Statements of Changes in Net Assets (continued)

	Health Care Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(30,281)	$(4,997)
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency related transactions	616,318	528,143
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	796,283	454,407
Net increase in net assets resulting from operations	1,382,320	977,553
Distributions to shareholders:
Class A	(273,120)	–
Class C	(58,883)	–
Class F	(13,072)	(37)
Class F3	(4,262)	(346)
Class I	(2,047)	(54)
Class P	–	–
Class R2	–	–
Class R3	(1,541)	–
Class R4	(1,541)	–
Class R5	(1,546)	(5)
Class R6	(145,457)	(563)
Total distributions to shareholders	(501,469)	(1,005)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	4,699,933	3,071,760
Reinvestment of distributions	299,070	788
Cost of shares reacquired	(1,782,577)	(2,931,160)
Net increase (decrease) in net assets resulting from capital share transactions	3,216,426	141,388
Net increase (decrease) in net assets	4,097,277	1,117,936
NET ASSETS:
Beginning of year	$3,737,863	$2,619,927
End of year	$7,835,140	$3,737,863

164	See Notes to Financial Statements.

International Equity Fund
For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

$4,590,655	$4,016,518

75,289,639	(12,093,836)

35,362,678	17,428,458

115,242,972	9,351,140

(1,991,486)	(2,639,912)
(19,196)	(71,571)
(147,298)	(800,991)
(69,008)	(76,992)
(2,805,314)	(3,329,607)
(278)	(544)
(914)	(5,530)
(51,482)	(89,018)
(15,302)	(16,392)
(1,028)	(1,430)
(34,250)	(43,726)
(5,135,556)	(7,075,713)

33,002,179	30,457,636
5,052,206	6,953,332
(98,186,274)	(127,708,023)

(60,131,889)	(90,297,055)
49,975,527	(88,021,628)

$364,457,611	$452,479,239
$414,433,138	$364,457,611

See Notes to Financial Statements.	165

Statements of Changes in Net Assets (continued)

	International Opportunities Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income	$5,084,769	$2,261,426
Net realized gain (loss) on investments, forward foreign currency exchange contracts, swaps and foreign currency related transactions	92,262,626	(25,026,389)
Net change in unrealized appreciation/depreciation on investments, swaps and translation of assets and liabilities denominated in foreign currencies	39,062,330	9,294,435
Net increase (decrease) in net assets resulting from operations	136,409,725	(13,470,528)
Distributions to shareholders:
Class A	–	(1,578,626)
Class C	–	(105,055)
Class F	–	(1,183,908)
Class F3	–	(280,820)
Class I	–	(3,153,719)
Class P	–	(891)
Class R2	–	(28,321)
Class R3	–	(187,243)
Class R4	–	(84,735)
Class R5	–	(266,449)
Class R6	–	(509,434)
Total distributions to shareholders	–	(7,379,201)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	71,129,338	66,574,037
Reinvestment of distributions	–	6,975,121
Cost of shares reacquired	(130,656,497)	(226,633,725)
Net increase (decrease) in net assets resulting from capital share transactions	(59,527,159)	(153,084,567)
Net increase (decrease) in net assets	76,882,566	(173,934,296)
NET ASSETS:
Beginning of year	$387,065,807	$561,000,103
End of year	$463,948,373	$387,065,807

166	See Notes to Financial Statements.

International Value Fund
For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

$17,777,227	$10,083,610

63,007,688	(48,705,025)

78,100,054	(25,856,479)

158,884,969	(64,477,894)

(6,652,226)	(4,117,368)
(267,647)	(254,834)
(863,813)	(602,335)
(718,721)	(464,168)
(9,028,337)	(4,323,381)
–	–
(591)	(218)
(165,652)	(103,892)
(3,223)	(701)
(411)	(215)
(40,348)	(25,750)
(17,740,969)	(9,892,862)

145,056,895	70,419,560
17,417,073	9,692,061
(98,246,005)	(140,459,945)

64,227,963	(60,348,324)
205,371,963	(134,719,080)

$445,351,257	$580,070,337
$650,723,220	$445,351,257

See Notes to Financial Statements.	167

Statements of Changes in Net Assets (concluded)

	Micro Cap Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(3,963,904)	$(1,500,087)
Net realized gain (loss) on investments	(8,607,312)	36,500,948
Net change in unrealized appreciation/depreciation on investments	45,629,143	16,451,637
Net increase in net assets resulting from operations	33,057,927	51,452,498
Distributions to shareholders:
Class A	(3,732,335)	(2,158,436)
Class C	(305,530)	–
Class F	(3,797,520)	–
Class F3	–	–
Class I	(22,252,242)	(18,035,766)
Class P	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(30,087,627)	(20,194,202)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	422,163,379	36,535,765
Reinvestment of distributions	24,252,834	18,151,507
Cost of shares reacquired	(167,481,227)	(102,948,159)
Net increase (decrease) in net assets resulting from capital share transactions	278,934,986	(48,260,887)
Net increase (decrease) in net assets	281,905,286	(17,002,591)
NET ASSETS:
Beginning of year	$115,409,830	$132,412,421
End of year	$397,315,116	$115,409,830

168	See Notes to Financial Statements.

Value Opportunities Fund
For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

$1,933,149	$5,295,341
257,838,408	91,012,863

371,649,199	(76,099,606)

631,420,756	20,208,598

(38,007,203)	(85,094,354)
(4,497,264)	(17,196,886)
(8,497,131)	(22,240,666)
(11,931,245)	(27,977,023)
(13,160,064)	(31,069,513)
(906,655)	(2,448,798)
(302,914)	(736,437)
(2,492,301)	(6,339,609)
(1,994,555)	(4,776,365)
(120,442)	(306,961)
(1,814,164)	(4,315,563)
(83,723,938)	(202,502,175)

329,686,948	156,871,893
81,622,220	196,957,357
(395,166,158)	(649,877,862)

16,143,010	(296,048,612)
563,839,828	(478,342,189)

$1,375,409,638	$1,853,751,827
$1,939,249,466	$1,375,409,638

See Notes to Financial Statements.	169

Financial Highlights

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2021	$22.60	$(0.02)	$ 9.90	$ 9.88	$(0.36)	$(1.73)	$(2.09)
10/31/2020	24.04	0.03	1.82	1.85	–	(3.29)	(3.29)
10/31/2019	26.62	(0.03)	0.87	0.84	(0.26)	(3.16)	(3.42)
10/31/2018	28.92	(0.05)	0.93	0.88	–	(3.18)	(3.18)
10/31/2017	25.94	(0.05)	5.96	5.91	–	(2.93)	(2.93)
Class C
10/31/2021	17.82	(0.17)	7.74	7.57	(0.19)	(1.73)	(1.92)
10/31/2020	19.73	(0.09)	1.47	1.38	–	(3.29)	(3.29)
10/31/2019	22.43	(0.17)	0.66	0.49	(0.03)	(3.16)	(3.19)
10/31/2018	25.03	(0.21)	0.79	0.58	–	(3.18)	(3.18)
10/31/2017	22.96	(0.21)	5.21	5.00	–	(2.93)	(2.93)
Class F
10/31/2021	22.82	0.03	10.01	10.04	(0.40)	(1.73)	(2.13)
10/31/2020	24.22	0.08	1.81	1.89	–	(3.29)	(3.29)
10/31/2019	26.80	0.01	0.87	0.88	(0.30)	(3.16)	(3.46)
10/31/2018	29.06	– (d)	0.92	0.92	–	(3.18)	(3.18)
10/31/2017	26.01	(0.02)	6.00	5.98	–	(2.93)	(2.93)
Class F3
10/31/2021	23.47	0.07	10.32	10.39	(0.43)	(1.73)	(2.16)
10/31/2020	24.78	0.10	1.88	1.98	–	(3.29)	(3.29)
10/31/2019	27.32	0.05	0.91	0.96	(0.34)	(3.16)	(3.50)
10/31/2018	29.52	0.05	0.93	0.98	–	(3.18)	(3.18)
4/4/2017 to 10/31/2017(e)	26.15	(0.01)	3.38	3.37	–	–	–
Class I
10/31/2021	23.39	0.05	10.27	10.32	(0.42)	(1.73)	(2.15)
10/31/2020	24.72	0.11	1.85	1.96	–	(3.29)	(3.29)
10/31/2019	27.29	0.03	0.89	0.92	(0.33)	(3.16)	(3.49)
10/31/2018	29.50	0.02	0.95	0.97	–	(3.18)	(3.18)
10/31/2017	26.34	0.02	6.07	6.09	–	(2.93)	(2.93)
Class R2
10/31/2021	21.52	(0.09)	9.40	9.31	(0.30)	(1.73)	(2.03)
10/31/2020	23.11	(0.04)	1.74	1.70	–	(3.29)	(3.29)
10/31/2019	25.65	(0.10)	0.83	0.73	(0.11)	(3.16)	(3.27)
10/31/2018	28.07	(0.13)	0.89	0.76	–	(3.18)	(3.18)
10/31/2017	25.34	(0.14)	5.80	5.66	–	(2.93)	(2.93)

170	See Notes to Financial Statements.

			Ratios to Average Net Assets:(a)						Supplemental Data:

Net asset value, end of period	Total return(c) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$30.39	45.31		0.41		0.52		(0.06)		$542,197	7
22.60	7.72		0.43		0.53		0.16		400,088	16
24.04	5.65		0.44		0.54		(0.13)		482,675	17
26.62	3.11		0.42		0.52		(0.17)		508,472	8
28.92	24.55		0.41		0.54		(0.19)		510,601	6

23.47	44.16		1.16		1.26		(0.77)		56,365	7
17.82	6.98		1.18		1.28		(0.52)		54,247	16
19.73	4.86		1.19		1.29		(0.85)		97,096	17
22.43	2.31		1.17		1.27		(0.87)		140,681	8
25.03	23.69		1.16		1.29		(0.92)		224,568	6

30.73	45.53		0.26		0.37		0.09		144,742	7
22.82	7.89		0.28		0.38		0.37		120,797	16
24.22	5.81		0.29		0.39		0.04		176,784	17
26.80	3.25		0.27		0.37		(0.01)		204,245	8
29.06	24.78		0.27		0.39		(0.06)		247,908	6

31.70	45.81		0.08		0.18		0.25		56,369	7
23.47	8.10		0.09		0.19		0.44		33,179	16
24.78	6.03		0.10		0.20		0.20		32,219	17
27.32	3.42		0.08		0.19		0.17		33,677	8

29.52	12.89	(f)	0.09	(g)	0.19	(g)	(0.08	)(g)	34,672	6

31.56	45.64		0.16		0.27		0.18		43,112	7
23.39	8.02		0.18		0.28		0.51		28,481	16
24.72	5.88		0.19		0.29		0.11		92,448	17
27.29	3.38		0.17		0.27		0.08		87,441	8
29.50	24.90		0.16		0.30		0.06		69,232	6

28.80	44.78		0.76		0.86		(0.34)		1,433	7
21.52	7.39		0.78		0.88		(0.19)		1,430	16
23.11	5.26		0.79		0.89		(0.45)		1,476	17
25.65	2.75		0.77		0.87		(0.49)		2,531	8
28.07	24.11		0.76		0.89		(0.55)		3,064	6

See Notes to Financial Statements.	171

Financial Highlights (continued)

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2021	$21.70	$(0.08)	$ 9.50	$ 9.42	$(0.30)	$(1.73)	$(2.03)
10/31/2020	23.26	(0.01)	1.74	1.73	–	(3.29)	(3.29)
10/31/2019	25.86	(0.09)	0.84	0.75	(0.19)	(3.16)	(3.35)
10/31/2018	28.25	(0.11)	0.90	0.79	–	(3.18)	(3.18)
10/31/2017	25.46	(0.11)	5.83	5.72	–	(2.93)	(2.93)
Class R4
10/31/2021	22.54	(0.01)	9.86	9.85	(0.36)	(1.73)	(2.09)
10/31/2020	23.98	0.02	1.83	1.85	–	(3.29)	(3.29)
10/31/2019	26.58	(0.04)	0.87	0.83	(0.27)	(3.16)	(3.43)
10/31/2018	28.88	(0.06)	0.94	0.88	–	(3.18)	(3.18)
10/31/2017	25.90	(0.09)	6.00	5.91	–	(2.93)	(2.93)
Class R5
10/31/2021	23.40	0.10	10.22	10.32	(0.42)	(1.73)	(2.15)
10/31/2020	24.73	0.03	1.93	1.96	–	(3.29)	(3.29)
10/31/2019	27.30	0.03	0.89	0.92	(0.33)	(3.16)	(3.49)
10/31/2018	29.52	0.02	0.94	0.96	–	(3.18)	(3.18)
10/31/2017	26.35	(0.04)	6.14	6.10	–	(2.93)	(2.93)
Class R6
10/31/2021	23.48	0.08	10.31	10.39	(0.43)	(1.73)	(2.16)
10/31/2020	24.78	0.10	1.89	1.99	–	(3.29)	(3.29)
10/31/2019	27.33	0.05	0.90	0.95	(0.34)	(3.16)	(3.50)
10/31/2018	29.52	0.05	0.94	0.99	–	(3.18)	(3.18)
10/31/2017	26.34	(0.01)	6.12	6.11	–	(2.93)	(2.93)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Amount less than $0.01.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.

172	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:
Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$29.09	44.95	0.66	0.76	(0.30)	$25,883	7
21.70	7.47	0.68	0.78	(0.07)	20,860	16
23.26	5.38	0.69	0.79	(0.38)	26,729	17
25.86	2.84	0.67	0.77	(0.40)	28,601	8
28.25	24.24	0.65	0.79	(0.43)	33,190	6

30.30	45.25	0.41	0.52	(0.04)	4,621	7
22.54	7.79	0.43	0.53	0.09	3,715	16
23.98	5.61	0.44	0.54	(0.16)	3,461	17
26.58	3.12	0.42	0.52	(0.22)	3,236	8
28.88	24.60	0.42	0.53	(0.34)	1,998	6

31.57	45.65	0.16	0.27	0.33	518	7
23.40	8.02	0.18	0.28	0.14	623	16
24.73	5.90	0.19	0.29	0.13	296	17
27.30	3.34	0.17	0.27	0.06	106	8
29.52	24.93	0.18	0.28	(0.13)	84	6

31.71	45.79	0.08	0.18	0.28	5,386	7
23.48	8.14	0.09	0.19	0.46	4,143	16
24.78	5.98	0.10	0.20	0.19	4,266	17
27.33	3.45	0.08	0.19	0.17	3,619	8
29.52	24.98	0.09	0.19	1.34	3,855	6

See Notes to Financial Statements.	173

Financial Highlights (continued)

DURABLE GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2021	$19.21	$(0.10)	$6.89	$6.79	$ –	$(0.51)	$(0.51)
10/31/2020	15.00	(0.03)	4.25	4.22	(0.01)	–	(0.01)
Class C
10/31/2021	19.08	(0.26)	6.81	6.55	–	(0.51)	(0.51)
10/31/2020	15.00	(0.14)	4.22	4.08	–	–	–
Class F
10/31/2021	19.25	(0.04)	6.90	6.86	–	(0.51)	(0.51)
10/31/2020	15.00	0.04	4.22	4.26	(0.01)	–	(0.01)
Class F3
10/31/2021	19.26	(0.03)	6.89	6.86	(0.02)	(0.51)	(0.53)
10/31/2020	15.00	0.04	4.24	4.28	(0.02)	–	(0.02)
Class I
10/31/2021	19.25	(0.04)	6.90	6.86	(0.02)	(0.51)	(0.53)
10/31/2020	15.00	0.01	4.26	4.27	(0.02)	–	(0.02)
Class R3
10/31/2021	19.17	(0.15)	6.85	6.70	–	(0.51)	(0.51)
10/31/2020	15.00	(0.05)	4.23	4.18	(0.01)	–	(0.01)
Class R4
10/31/2021	19.21	(0.09)	6.87	6.78	–	(0.51)	(0.51)
10/31/2020	15.00	(0.01)	4.23	4.22	(0.01)	–	(0.01)
Class R5
10/31/2021	19.25	(0.04)	6.89	6.85	(0.02)	(0.51)	(0.53)
10/31/2020	15.00	0.03	4.24	4.27	(0.02)	–	(0.02)
Class R6
10/31/2021	19.26	(0.04)	6.90	6.86	(0.02)	(0.51)	(0.53)
10/31/2020	15.00	0.06	4.22	4.28	(0.02)	–	(0.02)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

174	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$25.49	36.00	0.95	0.97	(0.42)	$3,711	96
19.21	28.16	0.95	1.29	(0.18)	1,538	52

25.12	34.97	1.70	1.72	(1.16)	368	96
19.08	27.20	1.70	2.61	(0.84)	228	52

25.60	36.30	0.70	0.82	(0.16)	479	96
19.25	28.46	0.70	2.24	0.25	346	52

25.59	36.31	0.67	0.71	(0.13)	188	96
19.26	28.55	0.64	1.73	0.24	141	52

25.58	36.32	0.70	0.71	(0.17)	246,153	96
19.25	28.48	0.70	0.69	0.07	199,234	52

25.36	35.60	1.20	1.21	(0.64)	17	96
19.17	27.84	1.20	2.25	(0.32)	13	52

25.48	35.95	0.95	0.96	(0.40)	17	96
19.21	28.16	0.95	2.00	(0.07)	13	52

25.57	36.27	0.70	0.72	(0.17)	17	96
19.25	28.48	0.70	1.75	0.18	13	52

25.59	36.31	0.67	0.71	(0.17)	868	96
19.26	28.55	0.64	2.37	0.37	241	52

See Notes to Financial Statements.	175

Financial Highlights (continued)

FOCUSED GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2021	$26.90	$(0.27)	$11.39	$11.12	$(1.86)	$36.16
10/31/2020	15.88	(0.17)	11.19	11.02	–	26.90
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.10)	0.98	0.88	–	15.88
Class C
10/31/2021	26.56	(0.50)	11.21	10.71	(1.86)	35.41
10/31/2020	15.80	(0.37)	11.13	10.76	–	26.56
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.19)	0.99	0.80	–	15.80
Class F
10/31/2021	27.03	(0.20)	11.47	11.27	(1.86)	36.44
10/31/2020	15.91	(0.13)	11.25	11.12	–	27.03
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.98	0.91	–	15.91
Class F3
10/31/2021	27.06	(0.18)	11.49	11.31	(1.86)	36.51
10/31/2020	15.92	(0.09)	11.23	11.14	–	27.06
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.06)	0.98	0.92	–	15.92
Class I
10/31/2021	27.03	(0.20)	11.47	11.27	(1.86)	36.44
10/31/2020	15.92	(0.11)	11.22	11.11	–	27.03
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.99	0.92	–	15.92
Class R3
10/31/2021	26.79	(0.35)	11.34	10.99	(1.86)	35.92
10/31/2020	15.86	(0.21)	11.14	10.93	–	26.79
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.13)	0.99	0.86	–	15.86

176	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)
43.48		1.05		1.49		(0.87)		$18,332	166
69.40		1.05		2.25		(0.79)		12,485	126

5.87	(e)	1.05	(f)	3.09	(f)	(0.83	)(f)	4,889	130	(e)

42.43		1.80		2.24		(1.62)		2,701	166
68.10		1.78		2.87		(1.61)		1,849	126

5.33	(e)	1.80	(f)	4.10	(f)	(1.55	)(f)	156	130	(e)

43.85		0.80		1.34		(0.63)		18,621	166
69.89		0.80		2.03		(0.58)		5,821	126

6.07	(e)	0.80	(f)	3.14	(f)	(0.56	)(f)	1,005	130	(e)

43.95		0.75		1.16		(0.57)		1,217	166
69.97		0.72		2.01		(0.44)		902	126

6.13	(e)	0.73	(f)	3.07	(f)	(0.48	)(f)	531	130	(e)

43.90		0.80		1.24		(0.62)		4,587	166
69.72		0.80		2.04		(0.52)		2,712	126

6.13	(e)	0.80	(f)	2.91	(f)	(0.60	)(f)	1,492	130	(e)

43.15		1.30		1.73		(1.11)		24	166
68.92		1.30		2.52		(1.01)		18	126

5.73	(e)	1.30	(f)	3.64	(f)	(1.06	)(f)	11	130	(e)

See Notes to Financial Statements.	177

Financial Highlights (continued)

FOCUSED GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of period
Class R4
10/31/2021	$26.91	$(0.27)	$11.40	$11.13	$(1.86)	$36.18
10/31/2020	15.89	(0.16)	11.18	11.02	–	26.91
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.10)	0.99	0.89	–	15.89
Class R5
10/31/2021	27.02	(0.20)	11.48	11.28	(1.86)	36.44
10/31/2020	15.91	(0.10)	11.21	11.11	–	27.02
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.98	0.91	–	15.91
Class R6
10/31/2021	27.06	(0.18)	11.49	11.31	(1.86)	36.51
10/31/2020	15.92	(0.10)	11.24	11.14	–	27.06
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.06)	0.98	0.92	–	15.92

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 1/30/2019 through 1/31/2019.
(d)	Commencement of operations was 1/30/2019, SEC effective date was 1/31/2019 and date shares first became available to the public was 2/1/2019.
(e)	Not annualized.
(f)	Annualized.

178	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

43.50		1.05		1.48		(0.86)		$24	166
69.35		1.05		2.27		(0.75)		18	126

5.93	(e)	1.05	(f)	3.37	(f)	(0.80	)(f)	11	130	(e)

43.90		0.80		1.25		(0.63)		24	166
69.83		0.80		2.02		(0.49)		18	126

6.07	(e)	0.80	(f)	3.12	(f)	(0.55	)(f)	11	130	(e)

43.95		0.75		1.16		(0.57)		6,788	166
69.97		0.72		1.99		(0.45)		4,400	126

6.13	(e)	0.73	(f)	2.83	(f)	(0.50	)(f)	1,821	130	(e)

See Notes to Financial Statements.	179

Financial Highlights (continued)

FOCUSED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2021	$12.95	$0.38	$ 6.68		$ 7.06	$(0.16)	$(0.81)	$(0.97)
10/31/2020	14.75	0.27	(1.99)		(1.72)	(0.08)	–	(0.08)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.06	(0.31	)(e)	(0.25)	–	–	–
Class C
10/31/2021	12.87	0.25	6.66		6.91	–	(0.81)	(0.81)
10/31/2020	14.72	0.17	(1.98)		(1.81)	(0.04)	–	(0.04)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.03	(0.31	)(e)	(0.28)	–	–	–
Class F
10/31/2021	12.98	0.49	6.64		7.13	(0.08)	(0.81)	(0.89)
10/31/2020	14.76	0.31	(2.00)		(1.69)	(0.09)	–	(0.09)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–
Class F3
10/31/2021	12.98	0.37	6.75		7.12	(0.19)	(0.81)	(1.00)
10/31/2020	14.76	0.32	(2.00)		(1.68)	(0.10)	–	(0.10)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–
Class I
10/31/2021	12.99	0.35	6.76		7.11	(0.19)	(0.81)	(1.00)
10/31/2020	14.76	0.30	(1.97)		(1.67)	(0.10)	–	(0.10)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.04	(0.28	)(e)	(0.24)	–	–	–
Class R3
10/31/2021	12.92	0.29	6.71		7.00	(0.12)	(0.81)	(0.93)
10/31/2020	14.74	0.23	(1.99)		(1.76)	(0.06)	–	(0.06)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.05	(0.31	)(e)	(0.26)	–	–	–

180	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$19.04	56.50		0.93		0.93		2.08		$ 7,714	99
12.95	(11.74)		0.96		1.09		2.08		541	128

14.75	(1.67	)(f)	0.96	(g)	4.40	(g)	1.57	(g)	508	16	(f)

18.97	55.29		1.67		1.67		1.36		3,601	99
12.87	(12.35)		1.71		1.83		1.32		77	128

14.72	(1.87	)(f)	1.71	(g)	5.27	(g)	0.75	(g)	108	16	(f)

19.22	56.78		0.68		0.78		2.60		2,394	99
12.98	(11.54)		0.71		0.98		2.33		40	128

14.76	(1.60	)(f)	0.71	(g)	4.37	(g)	1.75	(g)	492	16	(f)

19.10	56.91		0.67		0.67		2.13		18	99
12.98	(11.50)		0.63		0.84		2.40		12	128

14.76	(1.60	)(f)	0.63	(g)	4.21	(g)	1.83	(g)	492	16	(f)

19.10	56.79		0.68		0.68		1.99		656,899	99
12.99	(11.43)		0.71		0.75		2.34		428,070	128

14.76	(1.60	)(f)	0.71	(g)	1.07	(g)	1.10	(g)	38,221	16	(f)

18.99	56.09		1.15		1.15		1.65		13	99
12.92	(11.98)		1.21		1.34		1.75		9	128

14.74	(1.73	)(f)	1.21	(g)	4.78	(g)	1.24	(g)	10	16	(f)

See Notes to Financial Statements.	181

Financial Highlights (continued)

FOCUSED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
10/31/2021	$12.95	$0.33	$ 6.73		$ 7.06	$(0.16)	$(0.81)	$(0.97)
10/31/2020	14.75	0.27	(1.99)		(1.72)	(0.08)	–	(0.08)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.06	(0.31	)(e)	(0.25)	–	–	–
Class R5
10/31/2021	12.98	0.38	6.73		7.11	(0.19)	(0.81)	(1.00)
10/31/2020	14.76	0.30	(1.98)		(1.68)	(0.10)	–	(0.10)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–
Class R6
10/31/2021	12.99	0.39	6.73		7.12	(0.19)	(0.81)	(1.00)
10/31/2020	14.76	0.32	(1.99)		(1.67)	(0.10)	–	(0.10)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2019 through 7/31/2019.
(d)	Commencement of operations was 7/26/2019, SEC effective date was 7/31/2019 and date shares first became available to the public was 8/1/2019.
(e)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain(loss) in the Statement of Operations for the period ended October 31, 2019, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(f)	Not annualized.
(g)	Annualized.

182	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$19.04	56.46		0.90		0.90		1.89		$ 13	99
12.95	(11.74)		0.96		1.08		2.00		9	128

14.75	(1.67	)(f)	0.96	(g)	4.51	(g)	1.47	(g)	10	16	(f)

19.09	56.83		0.65		0.65		2.14		13	99
12.98	(11.51)		0.71		0.84		2.24		9	128

14.76	(1.60	)(f)	0.71	(g)	4.27	(g)	1.75	(g)	10	16	(f)

19.11	56.86		0.68		0.68		2.17		1,539	99
12.99	(11.43)		0.63		0.81		2.38		366	128

14.76	(1.60	)(f)	0.63	(g)	4.21	(g)	1.83	(g)	517	16	(f)

See Notes to Financial Statements.	183

Financial Highlights (continued)

FOCUSED SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2021	$18.77	$ 0.01	$12.00	$12.01	$(0.16)	$ –	$(0.16)
10/31/2020	25.14	0.14	(2.40)	(2.26)	–	(4.11)	(4.11)
10/31/2019	29.02	(0.04)	0.39	0.35	–	(4.23)	(4.23)
10/31/2018	34.92	(0.32)	0.47	0.15	–	(6.05)	(6.05)
10/31/2017	33.65	(0.27)	7.56	7.29	–	(6.02)	(6.02)
Class C
10/31/2021	19.99	(0.30)	12.87	12.57	(0.12)	–	(0.12)
10/31/2020	26.71	(0.08)	(2.53)	(2.61)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	(0.03)	(0.65)	(0.68)	–	–	–
Class F
10/31/2021	20.30	0.01	13.04	13.05	(0.24)	–	(0.24)
10/31/2020	26.80	0.09	(2.48)	(2.39)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.06	(0.65)	(0.59)	–	–	–
Class F3
10/31/2021	20.32	0.11	12.97	13.08	(0.25)	–	(0.25)
10/31/2020	26.80	0.19	(2.56)	(2.37)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.06	(0.65)	(0.59)	–	–	–
Class I
10/31/2021	20.30	0.11	12.94	13.05	(0.25)	–	(0.25)
10/31/2020	26.80	0.19	(2.58)	(2.39)	–	(4.11)	(4.11)
10/31/2019	30.64	(0.02)	0.41	0.39	–	(4.23)	(4.23)
10/31/2018	36.53	(0.33)	0.49	0.16	–	(6.05)	(6.05)
10/31/2017	34.95	(0.28)	7.88	7.60	–	(6.02)	(6.02)
Class R5
10/31/2021	20.29	0.10	12.96	13.06	(0.25)	–	(0.25)
10/31/2020	26.80	0.17	(2.57)	(2.40)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.05	(0.64)	(0.59)	–	–	–
Class R6
10/31/2021	20.33	0.07	13.01	13.08	(0.25)	–	(0.25)
10/31/2020	26.81	0.18	(2.55)	(2.37)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.09	(0.67)	(0.58)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operation was 6/28/2019 and date shares first became available to the public was 7/1/2019.
(d)	Not annualized.
(e)	Annualized.

184	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$30.62	64.27		1.22		1.22		0.03		$ 19,525	116
18.77	(11.21)		1.28		1.40		0.72		3,253	77
25.14	1.68		1.53		1.58		(0.16)		5,729	135
29.02	0.11		1.63		1.63		(1.02)		6,382	57
34.92	23.38		1.66		1.66		(0.81)		6,698	48

32.44	63.10		1.96		1.96		(0.95)		5,028	116
19.99	(12.01)		2.03		2.20		(0.42)		102	77

26.71	(2.48	)(d)	2.03	(e)	2.14	(e)	(0.37	)(e)	10	135

33.11	64.73		0.97		1.07		0.04		66,993	116
20.30	(11.00)		1.03		1.30		0.43		784	77

26.80	(2.15	)(d)	1.03	(e)	1.30	(e)	0.65	(e)	10	135

33.15	64.72		0.92		0.92		0.35		14	116
20.32	(10.88)		0.95		1.14		0.92		9	77

26.80	(2.15	)(d)	0.95	(e)	1.15	(e)	0.71	(e)	10	135

33.10	64.71		0.95		0.96		0.35		118,351	116
20.30	(11.00)		1.03		1.18		0.92		69,689	77
26.80	1.77		1.45		1.50		(0.07)		114,088	135
30.64	0.10		1.63		1.63		(1.02)		127,236	57
36.53	23.40		1.66		1.66		(0.80)		135,852	48

33.10	64.71		0.94		0.94		0.31		17	116
20.29	(11.00)		1.03		1.16		0.83		9	77

26.80	(2.15	)(d)	1.03	(e)	1.15	(e)	0.62	(e)	10	135

33.16	64.69		0.94		0.95		0.22		11,274	116
20.33	(10.87)		0.95		1.16		0.90		1,717	77

26.81	(2.12	)(d)	0.95	(e)	1.24	(e)	1.01	(e)	1,336	135

See Notes to Financial Statements.	185

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2021	$10.56	$0.14	$ 4.55	$ 4.69	$(0.21)	$ –	$(0.21)
10/31/2020	12.53	0.19	(0.88)	(0.69)	(0.19)	(1.09)	(1.28)
10/31/2019	12.64	0.19	0.79	0.98	(0.18)	(0.91)	(1.09)
10/31/2018	13.99	0.16	0.10	0.26	(0.18)	(1.43)	(1.61)
10/31/2017	12.54	0.17	1.94	2.11	(0.19)	(0.47)	(0.66)
Class C
10/31/2021	9.19	0.04	3.96	4.00	(0.09)	–	(0.09)
10/31/2020	11.04	0.10	(0.77)	(0.67)	(0.09)	(1.09)	(1.18)
10/31/2019	11.22	0.09	0.69	0.78	(0.05)	(0.91)	(0.96)
10/31/2018	12.58	0.06	0.08	0.14	(0.07)	(1.43)	(1.50)
10/31/2017	11.33	0.07	1.76	1.83	(0.11)	(0.47)	(0.58)
Class F
10/31/2021	10.44	0.16	4.48	4.64	(0.23)	–	(0.23)
10/31/2020	12.40	0.21	(0.87)	(0.66)	(0.21)	(1.09)	(1.30)
10/31/2019	12.52	0.21	0.78	0.99	(0.20)	(0.91)	(1.11)
10/31/2018	13.87	0.18	0.10	0.28	(0.20)	(1.43)	(1.63)
10/31/2017	12.44	0.19	1.93	2.12	(0.22)	(0.47)	(0.69)
Class F3
10/31/2021	10.71	0.19	4.60	4.79	(0.24)	–	(0.24)
10/31/2020	12.69	0.23	(0.90)	(0.67)	(0.22)	(1.09)	(1.31)
10/31/2019	12.78	0.23	0.80	1.03	(0.21)	(0.91)	(1.12)
10/31/2018	14.12	0.21	0.09	0.30	(0.21)	(1.43)	(1.64)
4/4/2017 to 10/31/2017(c)	13.24	0.11	0.77	0.88	–	–	–
Class I
10/31/2021	10.65	0.18	4.57	4.75	(0.24)	–	(0.24)
10/31/2020	12.63	0.22	(0.89)	(0.67)	(0.22)	(1.09)	(1.31)
10/31/2019	12.73	0.22	0.80	1.02	(0.21)	(0.91)	(1.12)
10/31/2018	14.09	0.19	0.09	0.28	(0.21)	(1.43)	(1.64)
10/31/2017	12.62	0.21	1.96	2.17	(0.23)	(0.47)	(0.70)
Class P
10/31/2021	10.33	0.11	4.44	4.55	(0.19)	–	(0.19)
10/31/2020	12.28	0.17	(0.86)	(0.69)	(0.17)	(1.09)	(1.26)
10/31/2019	12.40	0.16	0.77	0.93	(0.14)	(0.91)	(1.05)
10/31/2018	13.74	0.13	0.09	0.22	(0.13)	(1.43)	(1.56)
10/31/2017	12.32	0.14	1.92	2.06	(0.17)	(0.47)	(0.64)
Class R2
10/31/2021	10.30	0.09	4.43	4.52	(0.18)	–	(0.18)
10/31/2020	12.24	0.15	(0.86)	(0.71)	(0.14)	(1.09)	(1.23)
10/31/2019	12.33	0.14	0.78	0.92	(0.10)	(0.91)	(1.01)
10/31/2018	13.68	0.11	0.10	0.21	(0.13)	(1.43)	(1.56)
10/31/2017	12.27	0.12	1.91	2.03	(0.15)	(0.47)	(0.62)

186	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.04	44.87	0.96		0.96		1.06		$1,382,625	73
10.56	(6.39)	0.94		0.94		1.79		1,067,309	59
12.53	8.52	0.99		0.99		1.57		1,378,201	88
12.64	1.99	0.96		0.96		1.22		1,446,816	92
13.99	17.45	0.96		0.96		1.29		1,571,170	96

13.10	43.75	1.71		1.71		0.32		55,600	73
9.19	(7.07)	1.69		1.69		1.05		60,191	59
11.04	7.71	1.74		1.74		0.83		157,803	88
11.22	1.21	1.71		1.71		0.48		232,937	92
12.58	16.63	1.71		1.71		0.55		445,017	96

14.85	45.02	0.81		0.81		1.21		146,249	73
10.44	(6.22)	0.79		0.79		1.93		116,340	59
12.40	8.71	0.84		0.84		1.73		183,310	88
12.52	2.17	0.81		0.81		1.38		247,704	92
13.87	17.62	0.81		0.81		1.43		323,584	96

15.26	45.36	0.63		0.63		1.39		19,916	73
10.71	(6.11)	0.63		0.63		2.10		15,378	59
12.69	8.92	0.64		0.64		1.92		20,698	88
12.78	2.36	0.62		0.62		1.57		20,270	92

14.12	6.65 (d)	0.62	(e)	0.62	(e)	1.42	(e)	20,497	96

15.16	45.21	0.71		0.71		1.32		281,392	73
10.65	(6.16)	0.69		0.69		2.06		262,216	59
12.63	8.84	0.74		0.74		1.79		613,182	88
12.73	2.19	0.71		0.71		1.48		92,508	92
14.09	17.81	0.72		0.72		1.54		120,146	96

14.69	44.55	1.16		1.16		0.84		4,881	73
10.33	(6.54)	1.14		1.14		1.58		3,614	59
12.28	8.30	1.19		1.19		1.36		5,117	88
12.40	1.77	1.16		1.16		1.02		5,648	92
13.74	17.28	1.17		1.17		1.11		7,096	96

14.64	44.28	1.31		1.31		0.72		3,271	73
10.30	(6.68)	1.29		1.29		1.44		3,082	59
12.24	8.17	1.34		1.34		1.20		4,009	88
12.33	1.64	1.31		1.31		0.88		3,587	92
13.68	17.07	1.31		1.31		0.93		8,062	96

See Notes to Financial Statements.	187

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2021	$10.33	$0.11	$ 4.44	$ 4.55	$(0.18)	$ –	$(0.18)
10/31/2020	12.28	0.16	(0.86)	(0.70)	(0.16)	(1.09)	(1.25)
10/31/2019	12.40	0.16	0.77	0.93	(0.14)	(0.91)	(1.05)
10/31/2018	13.75	0.12	0.10	0.22	(0.14)	(1.43)	(1.57)
10/31/2017	12.34	0.14	1.90	2.04	(0.16)	(0.47)	(0.63)
Class R4
10/31/2021	10.50	0.14	4.52	4.66	(0.20)	–	(0.20)
10/31/2020	12.46	0.19	(0.87)	(0.68)	(0.19)	(1.09)	(1.28)
10/31/2019	12.58	0.19	0.78	0.97	(0.18)	(0.91)	(1.09)
10/31/2018	13.94	0.16	0.10	0.26	(0.19)	(1.43)	(1.62)
10/31/2017	12.52	0.16	1.95	2.11	(0.22)	(0.47)	(0.69)
Class R5
10/31/2021	10.66	0.18	4.57	4.75	(0.24)	–	(0.24)
10/31/2020	12.63	0.22	(0.88)	(0.66)	(0.22)	(1.09)	(1.31)
10/31/2019	12.74	0.22	0.79	1.01	(0.21)	(0.91)	(1.12)
10/31/2018	14.09	0.19	0.10	0.29	(0.21)	(1.43)	(1.64)
10/31/2017	12.63	0.19	1.97	2.16	(0.23)	(0.47)	(0.70)
Class R6
10/31/2021	10.72	0.19	4.60	4.79	(0.24)	–	(0.24)
10/31/2020	12.69	0.23	(0.89)	(0.66)	(0.22)	(1.09)	(1.31)
10/31/2019	12.79	0.23	0.79	1.02	(0.21)	(0.91)	(1.12)
10/31/2018	14.12	0.21	0.10	0.31	(0.21)	(1.43)	(1.64)
10/31/2017	12.64	0.21	1.97	2.18	(0.23)	(0.47)	(0.70)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

188	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$14.70	44.54	1.21	1.21	0.81	$ 86,249	73
10.33	(6.62)	1.19	1.19	1.54	76,817	59
12.28	8.27	1.24	1.24	1.32	98,059	88
12.40	1.66	1.21	1.21	0.97	116,719	92
13.75	17.19	1.21	1.21	1.04	147,010	96

14.96	44.80	0.96	0.96	1.04	2,988	73
10.50	(6.35)	0.94	0.94	1.79	2,228	59
12.46	8.51	0.99	0.99	1.56	4,880	88
12.58	2.00	0.96	0.96	1.22	5,164	92
13.94	17.45	0.95	0.95	1.19	4,355	96

15.17	45.17	0.71	0.71	1.31	986	73
10.66	(6.08)	0.69	0.69	2.07	901	59
12.63	8.76	0.74	0.74	1.80	1,482	88
12.74	2.28	0.71	0.71	1.45	810	92
14.09	17.73	0.70	0.70	1.40	1,049	96

15.27	45.31	0.63	0.63	1.39	16,209	73
10.72	(6.03)	0.63	0.63	2.10	11,403	59
12.69	8.83	0.64	0.64	1.89	21,815	88
12.79	2.36	0.62	0.62	1.57	16,864	92
14.12	17.97	0.62	0.62	1.51	6,440	96

See Notes to Financial Statements.	189

Financial Highlights (continued)

GLOBAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2021	$12.59	$0.14	$ 4.57	$ 4.71	$(0.18)	$(0.51)	$(0.69)
10/31/2020	11.52	0.11	1.09	1.20	(0.13)	–	(0.13)
10/31/2019	10.93	0.13	0.97	1.10	(0.09)	(0.42)	(0.51)
10/31/2018	11.58	0.09	(0.11)	(0.02)	(0.11)	(0.52)	(0.63)
1/17/2017 to 10/31/2017(c)	10.00	0.08	1.50	1.58	–	–	–
Class C
10/31/2021	12.46	0.02	4.53	4.55	(0.09)	(0.51)	(0.60)
10/31/2020	11.40	0.02	1.08	1.10	(0.04)	–	(0.04)
10/31/2019	10.81	0.05	0.97	1.02	(0.01)	(0.42)	(0.43)
10/31/2018	11.52	0.01	(0.12)	(0.11)	(0.08)	(0.52)	(0.60)
1/17/2017 to 10/31/2017(c)	10.00	(0.02)	1.54	1.52	–	–	–
Class F
10/31/2021	12.62	0.16	4.59	4.75	(0.21)	(0.51)	(0.72)
10/31/2020	11.54	0.12	1.11	1.23	(0.15)	–	(0.15)
10/31/2019	10.94	0.15	0.97	1.12	(0.10)	(0.42)	(0.52)
10/31/2018	11.60	0.11	(0.12)	(0.01)	(0.13)	(0.52)	(0.65)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.50	1.60	–	–	–
Class F3
10/31/2021	12.63	0.19	4.60	4.79	(0.23)	(0.51)	(0.74)
10/31/2020	11.56	0.14	1.10	1.24	(0.17)	–	(0.17)
10/31/2019	10.96	0.16	0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12	(0.11)	0.01	(0.14)	(0.52)	(0.66)
4/4/2017 to 10/31/2017(f)	10.28	0.07	1.26	1.33	–	–	–
Class I
10/31/2021	12.62	0.18	4.59	4.77	(0.22)	(0.51)	(0.73)
10/31/2020	11.55	0.14	1.09	1.23	(0.16)	–	(0.16)
10/31/2019	10.95	0.16	0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12	(0.12)	–	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.51	1.61	–	–	–
Class R3
10/31/2021	12.51	0.11	4.52	4.63	(0.16)	(0.51)	(0.67)
10/31/2020	11.45	0.08	1.09	1.17	(0.11)	–	(0.11)
10/31/2019	10.90	0.11	0.96	1.07	(0.10)	(0.42)	(0.52)
10/31/2018	11.56	0.03	(0.09)	(0.06)	(0.08)	(0.52)	(0.60)
1/17/2017 to 10/31/2017(c)	10.00	0.06	1.50	1.56	–	–	–

190	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.61	38.37		0.90		3.53		0.88		$5,016	87
12.59	10.52		0.90		4.32		0.92		2,622	141
11.52	10.85		0.90		4.20		1.24		3,551	65
10.93	(0.22)		0.95		5.07		0.79		3,124	108

11.58	15.80	(d)	1.05	(e)	5.00	(e)	0.96	(e)	1,667	140

16.41	37.27		1.65		4.29		0.14		826	87
12.46	9.75		1.65		5.12		0.17		537	141
11.40	10.05		1.65		4.96		0.46		581	65
10.81	(1.07)		1.70		5.76		0.07		699	108

11.52	15.20	(d)	1.80	(e)	5.61	(e)	(0.24	)(e)	336	140

16.65	38.59		0.75		3.40		1.07		2,146	87
12.62	10.73		0.75		4.23		1.06		1,445	141
11.54	11.07		0.75		4.09		1.37		2,207	65
10.94	(0.19)		0.82		4.90		0.94		1,203	108

11.60	16.00	(d)	0.90	(e)	4.86	(e)	1.12	(e)	1,178	140

16.68	38.90		0.61		3.20		1.20		18	87
12.63	10.78		0.62		4.09		1.19		14	141
11.56	11.22		0.63		3.88		1.50		13	65
10.96	0.01		0.69		4.80		1.08		11	108

11.61	12.94	(d)	0.75	(e)	4.78	(e)	1.04	(e)	11	140

16.66	38.78		0.65		3.30		1.16		1,837	87
12.62	10.75		0.65		4.16		1.18		1,400	141
11.55	11.19		0.65		3.95		1.49		1,264	65
10.95	(0.10)		0.72		4.81		1.03		1,137	108

11.61	16.10	(d)	0.80	(e)	4.76	(e)	1.23	(e)	1,137	140

16.47	37.85		1.15		3.78		0.70		470	87
12.51	10.25		1.15		4.67		0.68		241	141
11.45	10.63		1.15		4.46		0.98		200	65
10.90	(0.56)		1.18		5.98		0.27		165	108

11.56	15.60	(d)	1.30	(e)	5.25	(e)	0.74	(e)	12	140

See Notes to Financial Statements.	191

Financial Highlights (continued)

GLOBAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
10/31/2021	$12.60	$0.14	$ 4.58	$ 4.72	$(0.19)	$(0.51)	$(0.70)
10/31/2020	11.53	0.11	1.10	1.21	(0.14)	–	(0.14)
10/31/2019	10.93	0.13	0.97	1.10	(0.08)	(0.42)	(0.50)
10/31/2018	11.58	0.10	(0.12)	(0.02)	(0.11)	(0.52)	(0.63)
1/17/2017 to 10/31/2017(c)	10.00	0.08	1.50	1.58	–	–	–
Class R5
10/31/2021	12.62	0.18	4.59	4.77	(0.22)	(0.51)	(0.73)
10/31/2020	11.55	0.14	1.09	1.23	(0.16)	–	(0.16)
10/31/2019	10.95	0.16	0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12	(0.12)	–	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.10	1.51	1.61	–	–	–
Class R6
10/31/2021	12.63	0.19	4.59	4.78	(0.23)	(0.51)	(0.74)
10/31/2020	11.56	0.14	1.10	1.24	(0.17)	–	(0.17)
10/31/2019	10.96	0.17	0.96	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.13	(0.12)	0.01	(0.14)	(0.52)	(0.66)
1/17/2017 to 10/31/2017(c)	10.00	0.11	1.50	1.61	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on January 17, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on April 4, 2017.

192	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.62	38.39		0.90		3.54		0.92		$ 19	87
12.60	10.51		0.90		4.41		0.92		14	141
11.53	10.89		0.90		4.18		1.24		13	65
10.93	(0.24)		0.97		5.05		0.83		12	108

11.58	15.80	(d)	1.05	(e)	5.00	(e)	0.93	(e)	12	140

16.66	38.78		0.65		3.29		1.16		19	87
12.62	10.75		0.65		4.15		1.17		14	141
11.55	11.19		0.65		3.93		1.49		13	65
10.95	(0.10)		0.72		4.80		1.03		12	108

11.61	16.10	(d)	0.80	(e)	4.74	(e)	1.25	(e)	12	140

16.67	38.82		0.61		3.21		1.21		1,215	87
12.63	10.87		0.62		4.09		1.21		635	141
11.56	11.13		0.63		3.88		1.56		690	65
10.96	0.01		0.63		4.62		1.12		236	108

11.61	16.10	(d)	0.75	(e)	4.72	(e)	1.30	(e)	12	140

See Notes to Financial Statements.	193

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2021	$42.25	$(0.28)	$15.10	$14.82	$(4.37)	$52.70
10/31/2020	28.61	(0.19)	16.17	15.98	(2.34)	42.25
10/31/2019	29.82	(0.13)	3.57	3.44	(4.65)	28.61
10/31/2018	28.97	(0.14)	2.82	2.68	(1.83)	29.82
10/31/2017	22.42	(0.06)	6.61	6.55	–	28.97
Class C
10/31/2021	38.53	(0.57)	13.63	13.06	(4.37)	47.22
10/31/2020	26.47	(0.39)	14.79	14.40	(2.34)	38.53
10/31/2019	28.14	(0.31)	3.29	2.98	(4.65)	26.47
10/31/2018	27.63	(0.35)	2.69	2.34	(1.83)	28.14
10/31/2017	21.54	(0.24)	6.33	6.09	–	27.63
Class F
10/31/2021	43.20	(0.17)	15.49	15.32	(4.37)	54.15
10/31/2020	29.14	(0.11)	16.51	16.40	(2.34)	43.20
10/31/2019	30.21	(0.06)	3.64	3.58	(4.65)	29.14
10/31/2018	29.26	(0.07)	2.85	2.78	(1.83)	30.21
10/31/2017	22.59	(0.01)	6.68	6.67	–	29.26
Class F3
10/31/2021	43.70	(0.15)	15.70	15.55	(4.37)	54.88
10/31/2020	29.43	(0.10)	16.71	16.61	(2.34)	43.70
10/31/2019	30.45	(0.05)	3.68	3.63	(4.65)	29.43
10/31/2018	29.46	(0.06)	2.88	2.82	(1.83)	30.45
4/4/2017 to 10/31/2017(c)	24.81	(0.03)	4.68	4.65	–	29.46
Class I
10/31/2021	43.49	(0.17)	15.61	15.44	(4.37)	54.56
10/31/2020	29.32	(0.11)	16.62	16.51	(2.34)	43.49
10/31/2019	30.37	(0.06)	3.66	3.60	(4.65)	29.32
10/31/2018	29.40	(0.07)	2.87	2.80	(1.83)	30.37
10/31/2017	22.69	(0.01)	6.72	6.71	–	29.40
Class R2
10/31/2021	41.38	(0.44)	14.75	14.31	(4.37)	51.32
10/31/2020	28.15	(0.27)	15.84	15.57	(2.34)	41.38
10/31/2019	29.51	(0.22)	3.51	3.29	(4.65)	28.15
10/31/2018	28.78	(0.24)	2.80	2.56	(1.83)	29.51
10/31/2017	22.35	(0.15)	6.58	6.43	–	28.78
Class R3
10/31/2021	41.31	(0.39)	14.73	14.34	(4.37)	51.28
10/31/2020	28.09	(0.26)	15.82	15.56	(2.34)	41.31
10/31/2019	29.43	(0.19)	3.50	3.31	(4.65)	28.09
10/31/2018	28.68	(0.21)	2.79	2.58	(1.83)	29.43
10/31/2017	22.25	(0.12)	6.55	6.43	–	28.68

194	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

37.77		0.89		0.89		(0.61)		$2,713,887	140
60.35		0.90		0.90		(0.56)		1,920,930	93
15.32		0.93		0.93		(0.48)		1,001,973	143
9.68		0.91		0.91		(0.47)		900,405	161
29.21		0.91		0.96		(0.23)		754,101	192

36.75		1.64		1.64		(1.36)		1,142,002	140
59.17		1.65		1.65		(1.29)		906,259	93
14.45		1.68		1.68		(1.23)		631,400	143
8.87		1.65		1.66		(1.21)		595,344	161
28.27		1.66		1.71		(0.99)		523,008	192

38.13		0.64		0.74		(0.36)		4,331,228	140
60.72		0.65		0.75		(0.31)		2,708,762	93
15.63		0.68		0.78		(0.23)		1,444,533	143
9.94		0.66		0.76		(0.22)		1,315,881	161
29.53		0.70		0.81		(0.04)		1,103,103	192

38.23		0.58		0.58		(0.30)		697,858	140
60.84		0.59		0.59		(0.29)		265,851	93
15.68		0.62		0.62		(0.19)		74,378	143
10.01		0.60		0.60		(0.18)		44,379	161

18.74	(d)	0.59	(e)	0.62	(e)	(0.19	)(e)	18,841	192

38.13		0.64		0.64		(0.36)		1,282,161	140
60.72		0.65		0.65		(0.31)		1,037,283	93
15.62		0.68		0.68		(0.20)		520,195	143
9.96		0.66		0.66		(0.21)		702,389	161
29.57		0.67		0.70		(0.06)		303,795	192

37.32		1.24		1.24		(0.96)		3,275	140
59.75		1.25		1.25		(0.84)		1,551	93
14.94		1.28		1.28		(0.82)		1,153	143
9.31		1.26		1.26		(0.79)		1,332	161
28.77		1.26		1.30		(0.60)		1,784	192

37.44		1.14		1.14		(0.86)		21,928	140
59.94		1.15		1.15		(0.79)		18,790	93
15.03		1.18		1.18		(0.71)		13,610	143
9.41		1.16		1.16		(0.71)		15,206	161
28.90		1.16		1.21		(0.48)		13,261	192

See Notes to Financial Statements.	195

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:	Net
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	asset value, end of period
Class R4
10/31/2021	$42.26	$(0.28)	$15.11	$14.83	$(4.37)	$52.72
10/31/2020	28.62	(0.18)	16.16	15.98	(2.34)	42.26
10/31/2019	29.82	(0.13)	3.58	3.45	(4.65)	28.62
10/31/2018	28.97	(0.15)	2.83	2.68	(1.83)	29.82
10/31/2017	22.42	(0.08)	6.63	6.55	–	28.97
Class R5
10/31/2021	43.51	(0.17)	15.61	15.44	(4.37)	54.58
10/31/2020	29.33	(0.10)	16.62	16.52	(2.34)	43.51
10/31/2019	30.38	(0.06)	3.66	3.60	(4.65)	29.33
10/31/2018	29.41	(0.07)	2.87	2.80	(1.83)	30.38
10/31/2017	22.70	– (f)	6.71	6.71	–	29.41
Class R6
10/31/2021	43.70	(0.15)	15.70	15.55	(4.37)	54.88
10/31/2020	29.43	(0.08)	16.69	16.61	(2.34)	43.70
10/31/2019	30.45	(0.05)	3.68	3.63	(4.65)	29.43
10/31/2018	29.46	(0.05)	2.87	2.82	(1.83)	30.45
10/31/2017	22.72	(0.02)	6.76	6.74	–	29.46

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Amount less than $0.01.

196	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

37.79	0.89	0.89	(0.61)	$18,549	140
60.33	0.90	0.90	(0.55)	12,667	93
15.35	0.93	0.93	(0.47)	6,543	143
9.68	0.91	0.91	(0.47)	6,345	161
29.21	0.92	0.95	(0.31)	4,698	192

38.13	0.64	0.64	(0.36)	19,722	140
60.74	0.65	0.65	(0.29)	14,216	93
15.61	0.68	0.68	(0.22)	9,344	143
9.96	0.66	0.66	(0.22)	8,598	161
29.56	0.67	0.71	(0.01)	5,810	192

38.23	0.58	0.58	(0.30)	181,524	140
60.84	0.60	0.60	(0.24)	65,478	93
15.68	0.62	0.62	(0.18)	36,932	143
10.01	0.60	0.60	(0.16)	25,657	161
29.67	0.59	0.62	(0.06)	20,884	192

See Notes to Financial Statements.	197

Financial Highlights (continued)

HEALTH CARE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions

Class A
10/31/2021	$ 19.27	$ (0.10)	$ 5.10	$ 5.00	$ –	$ (2.31)	$(2.31)
10/31/2020	14.48	(0.06)	4.85	4.79	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.51)	(0.52)	–	–	–
Class C
10/31/2021	19.09	(0.25)	5.03	4.78	–	(2.31)	(2.31)
10/31/2020	14.45	(0.19)	4.83	4.64	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.04)	(0.51)	(0.55)	–	–	–
Class F
10/31/2021	19.32	(0.05)	5.12	5.07	–	(2.31)	(2.31)
10/31/2020	14.49	– (g)	4.83	4.83	– (g)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	–	–
Class F3
10/31/2021	19.33	(0.04)	5.11	5.07	(0.02)	(2.31)	(2.33)
10/31/2020	14.49	0.02	4.83	4.85	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	– (g)	(0.51)	(0.51)	–	–	–
Class I
10/31/2021	19.32	(0.05)	5.11	5.06	–	(2.31)	(2.31)
10/31/2020	14.49	– (g)	4.84	4.84	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	–	–
Class R3
10/31/2021	19.21	(0.15)	5.07	4.92	–	(2.31)	(2.31)
10/31/2020	14.47	(0.10)	4.84	4.74	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.02)	(0.51)	(0.53)	–	–	–
Class R4
10/31/2021	19.27	(0.10)	5.09	4.99	–	(2.31)	(2.31)
10/31/2020	14.48	(0.05)	4.84	4.79	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.51)	(0.52)	–	–	–

198	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$ 21.96	28.56		1.03		3.90		(0.50)		$3,507	59
19.27	33.08		1.03		6.30		(0.34)		2,022	114

14.48	(3.47	)(e)	1.03	(f)	9.00	(f)	(0.36	)(f)	906	16	(e)

21.56	27.57		1.78		4.62		(1.25)		786	59
19.09	32.11		1.78		7.05		(1.11)		328	114

14.45	(3.67	)(e)	1.78	(f)	9.84	(f)	(1.17	)(f)	129	16	(e)

22.08	28.88		0.78		3.63		(0.23)		587	59
19.32	33.34		0.78		5.73		–	(h)	109	114

14.49	(3.40	)(e)	0.78	(f)	8.95	(f)	(0.16	)(f)	483	16	(e)

22.07	28.91		0.71		3.55		(0.18)		40	59
19.33	33.49		0.70		5.37		0.11		35	114

14.49	(3.40	)(e)	0.70	(f)	8.72	(f)	(0.08	)(f)	483	16	(e)

22.07	28.82		0.78		3.66		(0.25)		20	59
19.32	33.40		0.78		5.53		0.02		17	114

14.49	(3.40	)(e)	0.78	(f)	8.85	(f)	(0.16	)(f)	106	16	(e)

21.82	28.19		1.28		4.17		(0.75)		15	59
19.21	32.76		1.28		6.53		(0.57)		13	114

14.47	(3.53	)(e)	1.28	(f)	9.36	(f)	(0.64	)(f)	10	16	(e)

21.95	28.50		1.03		3.92		(0.50)		15	59
19.27	33.08		1.03		6.27		(0.31)		13	114

14.48	(3.47	)(e)	1.03	(f)	9.12	(f)	(0.40	)(f)	10	16	(e)

See Notes to Financial Statements.	199

Financial Highlights (continued)

HEALTH CARE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
10/31/2021	$ 19.32	$ (0.05)	$ 5.12	$ 5.07	$ (0.01)	$ (2.31)	$ (2.32)
10/31/2020	14.49	(0.01)	4.85	4.84	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	–	–
Class R6
10/31/2021	19.34	(0.04)	5.11	5.07	(0.02)	(2.31)	(2.33)
10/31/2020	14.49	0.01	4.85	4.86	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	– (g)	(0.51)	(0.51)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2019 through 7/31/2019.
(d)	Commencement of operations was 7/26/2019, SEC effective date was 7/31/2019 and date shares first became available to the public was 8/1/2019.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount less than $0.01.
(h)	Amount is less than 0.01%.

200	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$ 22.07	28.86		0.78		3.67		(0.24)		$ 15	59
19.32	33.39		0.78		6.02		(0.06)		13	114

14.49	(3.40	)(e)	0.78	(f)	8.83	(f)	(0.16	)(f)	10	16	(e)

22.08	28.89		0.70		3.48		(0.17)		2,851	59
19.34	33.56		0.70		5.83		0.07		1,188	114

14.49	(3.40	)(e)	0.70	(f)	8.72	(f)	(0.08	)(f)	484	16	(e)

See Notes to Financial Statements.	201

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2021	$13.41	$0.17	$ 4.27	$ 4.44	$(0.18)	$17.67
10/31/2020	13.19	0.12	0.30	0.42	(0.20)	13.41
10/31/2019	12.18	0.18	1.08	1.26	(0.25)	13.19
10/31/2018	14.10	0.19	(1.83)	(1.64)	(0.28)	12.18
10/31/2017	12.03	0.18	2.15	2.33	(0.26)	14.10
Class C
10/31/2021	13.31	0.05	4.22	4.27	(0.04)	17.54
10/31/2020	13.08	0.02	0.30	0.32	(0.09)	13.31
10/31/2019	12.02	0.08	1.08	1.16	(0.10)	13.08
10/31/2018	13.92	0.09	(1.82)	(1.73)	(0.17)	12.02
10/31/2017	11.86	0.09	2.13	2.22	(0.16)	13.92
Class F
10/31/2021	13.36	0.22	4.22	4.44	(0.19)	17.61
10/31/2020	13.13	0.10	0.35	0.45	(0.22)	13.36
10/31/2019	12.12	0.20	1.08	1.28	(0.27)	13.13
10/31/2018	14.02	0.22	(1.82)	(1.60)	(0.30)	12.12
10/31/2017	11.96	0.22	2.12	2.34	(0.28)	14.02
Class F3
10/31/2021	13.59	0.23	4.32	4.55	(0.22)	17.92
10/31/2020	13.36	0.16	0.30	0.46	(0.23)	13.59
10/31/2019	12.32	0.22	1.11	1.33	(0.29)	13.36
10/31/2018	14.25	0.24	(1.86)	(1.62)	(0.31)	12.32
4/4/2017 to 10/31/2017(c)	12.34	0.05	1.86	1.91	–	14.25
Class I
10/31/2021	13.56	0.21	4.32	4.53	(0.21)	17.88
10/31/2020	13.33	0.16	0.30	0.46	(0.23)	13.56
10/31/2019	12.30	0.23	1.08	1.31	(0.28)	13.33
10/31/2018	14.23	0.25	(1.87)	(1.62)	(0.31)	12.30
10/31/2017	12.13	0.24	2.16	2.40	(0.30)	14.23
Class P
10/31/2021	13.42	0.09	4.31	4.40	(0.13)	17.69
10/31/2020	13.20	0.09	0.30	0.39	(0.17)	13.42
10/31/2019	12.17	0.16	1.09	1.25	(0.22)	13.20
10/31/2018	14.10	0.14	(1.82)	(1.68)	(0.25)	12.17
10/31/2017	12.03	0.15	2.16	2.31	(0.24)	14.10
Class R2
10/31/2021	13.39	0.12	4.25	4.37	(0.09)	17.67
10/31/2020	13.17	0.06	0.32	0.38	(0.16)	13.39
10/31/2019	12.13	0.14	1.08	1.22	(0.18)	13.17
10/31/2018	14.05	0.13	(1.83)	(1.70)	(0.22)	12.13
10/31/2017	11.99	0.16	2.12	2.28	(0.22)	14.05

202	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

33.15	1.17		1.19		1.04		$ 193,680	58
3.23	1.17		1.21		0.90		154,161	77
10.64	1.17		1.17		1.43		178,701	88
(11.91)	1.15		1.16		1.34		194,360	124
19.80	1.12		1.22		1.43		241,626	163

32.20	1.92		1.94		0.28		7,622	58
2.27	1.92		2.00		0.17		6,676	77
9.88	1.92		1.92		0.68		10,652	88
(12.59)	1.90		1.92		0.65		12,821	124
19.02	1.85		1.95		0.71		25,687	163

33.43	0.96		1.04		1.30		24,909	58
3.39	0.96		1.03		0.77		10,435	77
10.90	0.96		1.02		1.64		48,782	88
(11.77)	0.92		1.01		1.63		58,347	124
20.17	0.87		1.06		1.71		63,479	163

33.57	0.84		0.86		1.38		5,928	58
3.53	0.84		0.86		1.23		4,489	77
11.13	0.84		0.85		1.76		4,527	88
(11.62)	0.78		0.85		1.73		5,083	124

15.48 (d)	0.68	(e)	0.91	(e)	0.65	(e)	5,847	163

33.55	0.86		0.94		1.24		170,044	58
3.52	0.86		0.94		1.20		179,796	77
11.04	0.86		0.92		1.82		198,368	88
(11.65)	0.82		0.91		1.78		277,141	124
20.26	0.77		0.96		1.87		292,598	163

32.90	1.37		1.39		0.53		13	58
2.96	1.37		1.40		0.72		38	77
10.50	1.37		1.37		1.25		42	88
(12.14)	1.35		1.36		1.02		40	124
19.59	1.32		1.42		1.19		89	163

32.70	1.52		1.54		0.70		178	58
2.86	1.52		1.54		0.46		137	77
10.32	1.52		1.52		1.09		451	88
(12.28)	1.50		1.52		0.93		375	124
19.40	1.47		1.56		1.22		679	163

See Notes to Financial Statements.	203

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
10/31/2021	$13.20	$0.13	$ 4.18	$4.31	$ (0.13)	$17.38
10/31/2020	12.98	0.08	0.30	0.38	(0.16)	13.20
10/31/2019	11.98	0.15	1.06	1.21	(0.21)	12.98
10/31/2018	13.87	0.14	(1.79)	(1.65)	(0.24)	11.98
10/31/2017	11.84	0.15	2.12	2.27	(0.24)	13.87
Class R4
10/31/2021	13.35	0.18	4.23	4.41	(0.18)	17.58
10/31/2020	13.14	0.11	0.30	0.41	(0.20)	13.35
10/31/2019	12.13	0.18	1.09	1.27	(0.26)	13.14
10/31/2018	14.07	0.19	(1.83)	(1.64)	(0.30)	12.13
10/31/2017	12.00	0.17	2.16	2.33	(0.26)	14.07
Class R5
10/31/2021	13.50	0.22	4.27	4.49	(0.21)	17.78
10/31/2020	13.27	0.15	0.31	0.46	(0.23)	13.50
10/31/2019	12.26	0.21	1.08	1.29	(0.28)	13.27
10/31/2018	14.19	0.22	(1.84)	(1.62)	(0.31)	12.26
10/31/2017	12.11	0.16	2.21	2.37	(0.29)	14.19
Class R6
10/31/2021	13.58	0.23	4.32	4.55	(0.22)	17.91
10/31/2020	13.35	0.16	0.30	0.46	(0.23)	13.58
10/31/2019	12.32	0.22	1.10	1.32	(0.29)	13.35
10/31/2018	14.24	0.24	(1.85)	(1.61)	(0.31)	12.32
10/31/2017	12.14	0.26	2.14	2.40	(0.30)	14.24

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

204	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

32.81	1.42	1.44	0.80	$ 6,114	58
2.92	1.42	1.46	0.67	5,354	77
10.39	1.42	1.42	1.21	7,208	88
(12.18)	1.40	1.41	1.05	8,954	124
19.63	1.34	1.44	1.23	12,674	163

33.11	1.17	1.19	1.06	1,685	58
3.17	1.17	1.20	0.90	1,165	77
10.77	1.17	1.17	1.46	1,180	88
(11.96)	1.15	1.16	1.36	948	124
19.92	1.10	1.18	1.25	582	163

33.50	0.92	0.94	1.30	81	58
3.39	0.92	0.94	1.18	64	77
11.00	0.92	0.92	1.68	81	88
(11.68)	0.90	0.91	1.61	69	124
20.10	0.87	0.94	1.21	71	163

33.60	0.84	0.86	1.36	4,180	58
3.53	0.84	0.86	1.23	2,143	77
11.04	0.84	0.85	1.78	2,489	88
(11.62)	0.78	0.85	1.73	2,667	124
20.35	0.70	0.86	2.04	3,074	163

See Notes to Financial Statements.	205

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2021	$15.69	$ 0.20	$ 5.47	$5.67	$ –	$ –	$ –
10/31/2020	16.02	0.06	(0.18)	(0.12)	(0.21)	–	(0.21)
10/31/2019	16.84	0.16	0.77	0.93	(0.17)	(1.58)	(1.75)
10/31/2018	20.88	0.14	(3.28)	(3.14)	(0.17)	(0.73)	(0.90)
10/31/2017	16.13	0.09	4.77	4.86	(0.11)	–	(0.11)
Class C
10/31/2021	14.47	0.04	5.06	5.10	–	–	–
10/31/2020	14.78	(0.05)	(0.19)	(0.24)	(0.07)	–	(0.07)
10/31/2019	15.61	0.04	0.71	0.75	– (c)	(1.58)	(1.58)
10/31/2018	19.46	– (c)	(3.05)	(3.05)	(0.07)	(0.73)	(0.80)
10/31/2017	15.03	(0.04)	4.47	4.43	–	–	–
Class F
10/31/2021	15.53	0.23	5.43	5.66	–	–	–
10/31/2020	15.86	0.07	(0.17)	(0.10)	(0.23)	–	(0.23)
10/31/2019	16.70	0.18	0.76	0.94	(0.20)	(1.58)	(1.78)
10/31/2018	20.70	0.18	(3.25)	(3.07)	(0.20)	(0.73)	(0.93)
10/31/2017	16.00	0.11	4.73	4.84	(0.14)	–	(0.14)
Class F3
10/31/2021	16.26	0.29	5.67	5.96	–	–	–
10/31/2020	16.59	0.12	(0.20)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.38	0.22	0.80	1.02	(0.23)	(1.58)	(1.81)
10/31/2018	21.49	0.23	(3.39)	(3.16)	(0.22)	(0.73)	(0.95)
4/4/2017 to 10/31/2017(e)	17.75	(0.02)	3.76	3.74	–	–	–
Class I
10/31/2021	16.17	0.26	5.65	5.91	–	–	–
10/31/2020	16.51	0.10	(0.19)	(0.09)	(0.25)	–	(0.25)
10/31/2019	17.32	0.21	0.79	1.00	(0.23)	(1.58)	(1.81)
10/31/2018	21.44	0.19	(3.37)	(3.18)	(0.21)	(0.73)	(0.94)
10/31/2017	16.56	0.14	4.90	5.04	(0.16)	–	(0.16)
Class P
10/31/2021	16.10	0.17	5.62	5.79	–	–	–
10/31/2020	16.43	0.05	(0.22)	(0.17)	(0.16)	–	(0.16)
10/31/2019	17.18	0.14	0.79	0.93	(0.10)	(1.58)	(1.68)
10/31/2018	21.26	0.10	(3.33)	(3.23)	(0.12)	(0.73)	(0.85)
10/31/2017	16.40	0.04	4.88	4.92	(0.06)	–	(0.06)
Class R2
10/31/2021	15.39	0.12	5.38	5.50	–	–	–
10/31/2020	15.72	0.01	(0.20)	(0.19)	(0.14)	–	(0.14)
10/31/2019	16.54	0.11	0.75	0.86	(0.10)	(1.58)	(1.68)
10/31/2018	20.53	0.06	(3.21)	(3.15)	(0.11)	(0.73)	(0.84)
10/31/2017	15.89	0.04	4.69	4.73	(0.09)	–	(0.09)

206	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$21.36	36.14	1.19		1.21		1.00		$ 130,088	74
15.69	(0.84)	1.21		1.24		0.41		96,338	55
16.02	7.05	1.25		1.25		1.04		126,700	58
16.84	(15.72)	1.20		1.20		0.73		172,940	81
20.88	30.38	1.23		1.23		0.50		190,861	76

19.57	35.25	1.95		1.96		0.22		14,488	74
14.47	(1.63)	1.97		1.99		(0.38)		12,840	55
14.78	6.23	2.00		2.00		0.29		22,450	58
15.61	(16.34)	1.95		1.95		–	(d)	33,874	81
19.46	29.47	1.97		1.97		(0.26)		39,434	76

21.19	36.38	1.05		1.06		1.13		54,601	74
15.53	(0.72)	1.07		1.09		0.44		43,222	55
15.86	7.19	1.09		1.09		1.20		91,019	58
16.70	(15.58)	1.05		1.05		0.91		206,400	81
20.70	30.59	1.07		1.07		0.58		264,221	76

22.22	36.65	0.86		0.88		1.36		30,504	74
16.26	(0.54)	0.89		0.91		0.75		17,579	55
16.59	7.43	0.91		0.91		1.40		19,153	58
17.38	(15.46)	0.87		0.87		1.11		22,158	81

21.49	21.13 (f)	0.89	(g)	0.89	(g)	(0.15	)(g)	18,095	76

22.08	36.55	0.95		0.96		1.24		193,183	74
16.17	(0.62)	0.97		0.99		0.66		146,416	55
16.51	7.24	1.00		1.00		1.32		221,455	58
17.32	(15.46)	0.95		0.95		0.94		235,952	81
21.44	30.74	0.99		0.99		0.76		249,331	76

21.89	35.96	1.39		1.41		0.80		140	74
16.10	(1.08)	1.41		1.43		0.30		119	55
16.43	6.80	1.45		1.45		0.91		96	58
17.18	(15.87)	1.40		1.40		0.50		132	81
21.26	30.12	1.45		1.45		0.23		229	76

20.89	35.74	1.55		1.56		0.63		2,771	74
15.39	(1.24)	1.57		1.59		0.06		2,522	55
15.72	6.67	1.60		1.60		0.72		3,318	58
16.54	(16.00)	1.55		1.55		0.32		3,476	81
20.53	29.96	1.57		1.57		0.21		5,228	76

See Notes to Financial Statements.	207

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2021	$15.32	$0.10	$ 5.40	$ 5.50	$ –	$ –	$ –
10/31/2020	15.64	0.02	(0.19)	(0.17)	(0.15)	–	(0.15)
10/31/2019	16.53	0.09	0.77	0.86	(0.17)	(1.58)	(1.75)
10/31/2018	20.49	0.10	(3.21)	(3.11)	(0.12)	(0.73)	(0.85)
10/31/2017	15.85	0.02	4.71	4.73	(0.09)	–	(0.09)
Class R4
10/31/2021	15.61	0.18	5.47	5.65	–	–	–
10/31/2020	15.95	0.07	(0.19)	(0.12)	(0.22)	–	(0.22)
10/31/2019	16.79	0.14	0.78	0.92	(0.18)	(1.58)	(1.76)
10/31/2018	20.82	0.16	(3.28)	(3.12)	(0.18)	(0.73)	(0.91)
10/31/2017	16.11	0.10	4.75	4.85	(0.14)	–	(0.14)
Class R5
10/31/2021	16.17	0.14	5.76	5.90	–	–	–
10/31/2020	16.50	0.08	(0.16)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.32	0.16	0.83	0.99	(0.23)	(1.58)	(1.81)
10/31/2018	21.43	0.21	(3.38)	(3.17)	(0.21)	(0.73)	(0.94)
10/31/2017	16.56	0.15	4.88	5.03	(0.16)	–	(0.16)
Class R6
10/31/2021	16.26	0.24	5.72	5.96	–	–	–
10/31/2020	16.59	0.11	(0.19)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.39	0.21	0.80	1.01	(0.23)	(1.58)	(1.81)
10/31/2018	21.49	0.21	(3.36)	(3.15)	(0.22)	(0.73)	(0.95)
10/31/2017	16.60	0.20	4.85	5.05	(0.16)	–	(0.16)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Amount is less than 0.01%.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.

208	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$20.82	35.90	1.45	1.47	0.51	$ 6,838	74
15.32	(1.17)	1.46	1.49	0.10	15,313	55
15.64	6.77	1.50	1.50	0.58	19,568	58
16.53	(15.87)	1.46	1.46	0.54	35,677	81
20.49	30.07	1.47	1.47	0.14	9,828	76

21.26	36.19	1.20	1.22	0.91	2,869	74
15.61	(0.90)	1.21	1.24	0.44	4,889	55
15.95	7.06	1.25	1.25	0.93	6,293	58
16.79	(15.70)	1.20	1.20	0.80	5,606	81
20.82	30.43	1.23	1.23	0.55	3,334	76

22.07	36.49	0.95	0.97	0.70	3,283	74
16.17	(0.56)	0.96	0.99	0.47	15,842	55
16.50	7.25	1.00	1.00	1.00	17,765	58
17.32	(15.47)	0.97	0.97	1.06	39,621	81
21.43	30.69	0.98	0.98	0.79	4,121	76

22.22	36.65	0.87	0.89	1.14	25,184	74
16.26	(0.54)	0.89	0.91	0.72	31,986	55
16.59	7.37	0.91	0.91	1.30	33,183	58
17.39	(15.41)	0.87	0.87	1.04	34,281	81
21.49	30.85	0.90	0.90	1.03	17,212	76

See Notes to Financial Statements.	209

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2021	$6.03	$0.21	$1.98	$2.19	$(0.22)	$8.00
10/31/2020	6.98	0.12	(0.94)	(0.82)	(0.13)	6.03
10/31/2019	6.73	0.20	0.26	0.46	(0.21)	6.98
10/31/2018	7.63	0.22	(0.89)	(0.67)	(0.23)	6.73
10/31/2017	6.71	0.22	0.95	1.17	(0.25)	7.63
Class C
10/31/2021	5.98	0.15	1.96	2.11	(0.16)	7.93
10/31/2020	6.92	0.07	(0.94)	(0.87)	(0.07)	5.98
10/31/2019	6.67	0.15	0.25	0.40	(0.15)	6.92
10/31/2018	7.56	0.16	(0.88)	(0.72)	(0.17)	6.67
10/31/2017	6.66	0.17	0.92	1.09	(0.19)	7.56
Class F
10/31/2021	6.06	0.23	1.98	2.21	(0.23)	8.04
10/31/2020	7.01	0.13	(0.94)	(0.81)	(0.14)	6.06
10/31/2019	6.76	0.21	0.26	0.47	(0.22)	7.01
10/31/2018	7.66	0.23	(0.89)	(0.66)	(0.24)	6.76
10/31/2017	6.73	0.24	0.95	1.19	(0.26)	7.66
Class F3
10/31/2021	6.07	0.24	1.99	2.23	(0.24)	8.06
10/31/2020	7.02	0.14	(0.95)	(0.81)	(0.14)	6.07
10/31/2019	6.77	0.22	0.26	0.48	(0.23)	7.02
10/31/2018	7.67	0.24	(0.89)	(0.65)	(0.25)	6.77
4/4/2017 to 10/31/2017(c)	7.03	(0.01)	0.79	0.78	(0.14)	7.67
Class I
10/31/2021	6.07	0.25	1.98	2.23	(0.24)	8.06
10/31/2020	7.03	0.15	(0.97)	(0.82)	(0.14)	6.07
10/31/2019	6.77	0.23	0.25	0.48	(0.22)	7.03
10/31/2018	7.68	0.23	(0.89)	(0.66)	(0.25)	6.77
10/31/2017	6.75	0.25	0.94	1.19	(0.26)	7.68
Class R2
10/31/2021	6.18	0.19	2.03	2.22	(0.19)	8.21
10/31/2020	7.14	0.07	(0.96)	(0.89)	(0.07)	6.18
10/31/2019	6.88	0.18	0.26	0.44	(0.18)	7.14
10/31/2018	7.80	0.18	(0.90)	(0.72)	(0.20)	6.88
10/31/2017	6.86	0.21	0.95	1.16	(0.22)	7.80
Class R3
10/31/2021	6.10	0.20	1.99	2.19	(0.20)	8.09
10/31/2020	7.05	0.11	(0.95)	(0.84)	(0.11)	6.10
10/31/2019	6.80	0.18	0.26	0.44	(0.19)	7.05
10/31/2018	7.71	0.19	(0.89)	(0.70)	(0.21)	6.80
10/31/2017	6.78	0.21	0.95	1.16	(0.23)	7.71

210	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

36.44	1.12		1.14		2.73		$242,422	61
(11.89)	1.12		1.18		1.91		186,426	71
6.91	1.12		1.16		2.97		256,381	62
(9.05)	1.12		1.14		2.85		290,289	74
17.68	1.12		1.14		3.15		367,465	61

35.37	1.87		1.89		1.88		10,707	61
(12.58)	1.87		1.93		1.09		13,027	71
6.12	1.87		1.91		2.17		32,274	62
(9.71)	1.87		1.89		2.07		45,888	74
16.60	1.87		1.89		2.41		68,558	61

36.78	0.92		0.99		2.93		29,094	61
(11.69)	0.92		1.03		2.06		23,560	71
7.04	0.92		1.01		3.10		37,857	62
(8.87)	0.91		0.99		3.06		54,167	74
17.96	0.91		0.99		3.37		95,299	61

36.87	0.79		0.83		3.06		25,103	61
(11.57)	0.80		0.85		2.24		18,311	71
7.15	0.81		0.84		3.28		24,764	62
(8.76)	0.82		0.83		3.21		26,911	74

11.16 (d)	0.77	(e)	0.83	(e)	(0.19	)(e)	27,215	61

36.86	0.82		0.89		3.14		334,988	61
(11.71)	0.82		0.93		2.26		197,616	71
7.29	0.82		0.91		3.35		219,764	62
(8.89)	0.81		0.89		3.05		310,984	74
18.02	0.81		0.89		3.48		471,341	61

36.04	1.47		1.49		2.37		27	61
(12.47)	1.47		1.55		0.99		20	71
6.54	1.47		1.51		2.64		449	62
(9.44)	1.47		1.49		2.35		369	74
17.17	1.47		1.49		2.93		592	61

36.00	1.37		1.39		2.50		6,840	61
(12.00)	1.37		1.43		1.69		5,394	71
6.56	1.37		1.41		2.70		7,029	62
(9.35)	1.37		1.39		2.41		7,801	74
17.35	1.37		1.39		2.90		12,888	61

See Notes to Financial Statements.	211

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R4
10/31/2021	$6.01	$0.24	$1.95	$2.19	$(0.22)	$7.98
10/31/2020	6.97	0.13	(0.96)	(0.83)	(0.13)	6.01
10/31/2019	6.72	0.20	0.26	0.46	(0.21)	6.97
10/31/2018	7.62	0.20	(0.87)	(0.67)	(0.23)	6.72
10/31/2017	6.71	0.21	0.95	1.16	(0.25)	7.62
Class R5
10/31/2021	6.05	0.24	1.98	2.22	(0.24)	8.03
10/31/2020	7.01	0.14	(0.96)	(0.82)	(0.14)	6.05
10/31/2019	6.76	0.23	0.25	0.48	(0.23)	7.01
10/31/2018	7.66	0.24	(0.89)	(0.65)	(0.25)	6.76
10/31/2017	6.74	0.24	0.94	1.18	(0.26)	7.66
Class R6
10/31/2021	6.07	0.24	1.99	2.23	(0.24)	8.06
10/31/2020	7.02	0.14	(0.95)	(0.81)	(0.14)	6.07
10/31/2019	6.77	0.22	0.26	0.48	(0.23)	7.02
10/31/2018	7.67	0.24	(0.89)	(0.65)	(0.25)	6.77
10/31/2017	6.75	0.26	0.92	1.18	(0.26)	7.67

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

212	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

36.35	1.12	1.14	2.98	$153	61
(11.90)	1.12	1.17	2.05	36	71
6.92	1.12	1.17	2.99	36	62
(9.06)	1.12	1.13	2.67	40	74
17.60	1.11	1.11	2.85	38	61

36.82	0.87	0.88	3.09	15	61
(11.74)	0.87	0.91	2.20	9	71
7.16	0.87	0.89	3.36	10	62
(8.78)	0.86	0.86	3.12	10	74
17.90	0.87	0.86	3.39	11	61

36.87	0.79	0.83	3.06	1,375	61
(11.57)	0.80	0.85	2.17	952	71
7.15	0.81	0.84	3.22	1,507	62
(8.76)	0.82	0.83	3.17	1,758	74
17.88	0.81	0.83	3.45	2,229	61

See Notes to Financial Statements.	213

Financial Highlights (continued)

MICRO CAP GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2021	$17.51	$(0.25)	$7.18	$6.93	$(5.08)	$19.36
10/31/2020	13.83	(0.18)	6.23	6.05	(2.37)	17.51
10/31/2019	18.05	(0.21)	0.98	0.77	(4.99)	13.83
10/31/2018	18.26	(0.26)	2.75	2.49	(2.70)	18.05
10/31/2017	13.09	(0.21)	5.38	5.17	–	18.26
Class C
10/31/2021	20.44	(0.49)	8.62	8.13	(5.08)	23.49
8/28/2020 to 10/31/2020(c)	20.16	(0.07)	0.35	0.28	–	20.44
Class F
10/31/2021	20.47	(0.25)	8.63	8.38	(5.08)	23.77
8/28/2020 to 10/31/2020(c)	20.16	(0.04)	0.35	0.31	–	20.47
Class I
10/31/2021	20.47	(0.24)	8.62	8.38	(5.08)	23.77
10/31/2020	15.77	(0.19)	7.26	7.07	(2.37)	20.47
10/31/2019	19.84	(0.24)	1.16	0.92	(4.99)	15.77
10/31/2018	19.80	(0.29)	3.03	2.74	(2.70)	19.84
10/31/2017	14.20	(0.23)	5.83	5.60	–	19.80

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on August 28, 2020.
(d)	Not annualized.
(e)	Annualized.

214	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

47.12		1.36		1.37		(1.29)		$61,063	102
51.19		1.56		1.56		(1.32)		11,747	115
8.33		1.66		1.66		(1.48)		12,590	94
16.32		1.63		1.63		(1.43)		11,616	73
39.39		1.67		1.67		(1.36)		9,893	105

46.03		2.12		2.13		(2.05)		13,532	102

1.29	(d)	2.03	(e)	2.05	(e)	(1.91	)(e)	849	115	(d)

47.39		1.12		1.22		(1.05)		167,300	102

1.49	(d)	1.10	(e)	1.20	(e)	(0.97	)(e)	12,089	115	(d)

47.39		1.11		1.12		(1.03)		155,420	102
51.47		1.44		1.45		(1.19)		90,725	115
8.34		1.66		1.66		(1.48)		119,822	94
16.31		1.63		1.63		(1.43)		133,719	73
39.44		1.67		1.67		(1.36)		139,068	105

See Notes to Financial Statements.	215

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income		Net realized gain	Total distri- butions
Class A
10/31/2021	$16.98	$0.01	$7.76	$7.77	$(0.05)		$(1.00)	$(1.05)
10/31/2020	18.62	0.05	0.39	0.44	(0.07)		(2.01)	(2.08)
10/31/2019	19.50	0.05	0.84	0.89	(0.01)		(1.76)	(1.77)
10/31/2018	20.80	0.01	(0.06)	(0.05)	–		(1.25)	(1.25)
10/31/2017	18.95	0.03	2.95	2.98	–		(1.13)	(1.13)
Class C
10/31/2021	14.47	(0.13)	6.58	6.45	–		(1.00)	(1.00)
10/31/2020	16.22	(0.06)	0.32	0.26	–		(2.01)	(2.01)
10/31/2019	17.32	(0.07)	0.73	0.66	–		(1.76)	(1.76)
10/31/2018	18.75	(0.12)	(0.06)	(0.18)	–		(1.25)	(1.25)
10/31/2017	17.31	(0.11)	2.68	2.57	–		(1.13)	(1.13)
Class F
10/31/2021	17.42	0.04	7.98	8.02	(0.07)		(1.00)	(1.07)
10/31/2020	19.06	0.07	0.39	0.46	(0.09)		(2.01)	(2.10)
10/31/2019	19.92	0.08	0.86	0.94	(0.04)		(1.76)	(1.80)
10/31/2018	21.18	0.04	(0.04)	–	(0.01)		(1.25)	(1.26)
10/31/2017	19.28	0.05	3.00	3.05	(0.02)		(1.13)	(1.15)
Class F3
10/31/2021	17.95	0.09	8.21	8.30	(0.09)		(1.00)	(1.09)
10/31/2020	19.56	0.11	0.41	0.52	(0.12)		(2.01)	(2.13)
10/31/2019	20.38	0.12	0.88	1.00	(0.06)		(1.76)	(1.82)
10/31/2018	21.65	0.08	(0.05)	0.03	(0.05)		(1.25)	(1.30)
4/4/2017 to 10/31/2017(c)	20.25	(0.03)	1.43	1.40	–		–	–
Class I
10/31/2021	17.82	0.06	8.16	8.22	(0.09)		(1.00)	(1.09)
10/31/2020	19.45	0.09	0.41	0.50	(0.12)		(2.01)	(2.13)
10/31/2019	20.29	0.10	0.88	0.98	(0.06)		(1.76)	(1.82)
10/31/2018	21.59	0.06	(0.06)	–	(0.05)		(1.25)	(1.30)
10/31/2017	19.62	0.08	3.06	3.14	(0.04)		(1.13)	(1.17)
Class P
10/31/2021	16.55	(0.03)	7.56	7.53	(0.00	)(f)	(1.00)	(1.00)
10/31/2020	18.20	0.02	0.37	0.39	(0.03)		(2.01)	(2.04)
10/31/2019	19.13	0.01	0.82	0.83	–		(1.76)	(1.76)
10/31/2018	20.46	(0.03)	(0.05)	(0.08)	–		(1.25)	(1.25)
10/31/2017	18.70	(0.01)	2.90	2.89	–		(1.13)	(1.13)
Class R2
10/31/2021	16.09	(0.06)	7.34	7.28	–		(1.00)	(1.00)
10/31/2020	17.75	(0.01)	0.37	0.36	(0.01)		(2.01)	(2.02)
10/31/2019	18.72	(0.01)	0.80	0.79	–		(1.76)	(1.76)
10/31/2018	20.06	(0.06)	(0.03)	(0.09)	–		(1.25)	(1.25)
10/31/2017	18.38	(0.05)	2.86	2.81	–		(1.13)	(1.13)

216	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$23.70	47.52	1.15		1.15		0.04		$851,298	56
16.98	2.35	1.18		1.18		0.29		625,448	36
18.62	5.22	1.18		1.18		0.29		775,746	51
19.50	(0.28)	1.11		1.11		0.06		922,813	54
20.80	16.23	1.15		1.15		0.14		1,028,166	57

19.92	46.42	1.90		1.90		(0.70)		76,310	56
14.47	1.57	1.93		1.93		(0.45)		63,709	36
16.22	4.48	1.93		1.93		(0.46)		142,020	51
17.32	(1.05)	1.87		1.87		(0.69)		225,551	54
18.75	15.35	1.89		1.89		(0.61)		335,148	57

24.37	47.76	1.00		1.00		0.19		189,251	56
17.42	2.50	1.03		1.03		0.44		138,870	36
19.06	5.38	1.03		1.03		0.45		210,350	51
19.92	(0.03)	0.97		0.97		0.22		390,627	54
21.18	16.34	1.00		1.00		0.27		807,684	57

25.16	48.05	0.81		0.81		0.38		255,539	56
17.95	2.69	0.83		0.83		0.64		200,055	36
19.56	5.61	0.83		0.83		0.64		260,948	51
20.38	0.13	0.78		0.78		0.39		331,176	54

21.65	6.91 (d)	0.79	(e)	0.79	(e)	(0.25	)(e)	315,394	57

24.95	47.93	0.89		0.89		0.28		412,964	56
17.82	2.58	0.93		0.93		0.54		218,137	36
19.45	5.51	0.93		0.93		0.54		292,610	51
20.29	(0.02)	0.86		0.86		0.30		450,720	54
21.59	16.51	0.90		0.90		0.41		397,265	57

23.08	47.19	1.35		1.35		(0.16)		17,141	56
16.55	2.18	1.38		1.38		0.10		16,560	36
18.20	5.05	1.38		1.38		0.08		22,113	51
19.13	(0.49)	1.31		1.31		(0.14)		25,501	54
20.46	15.96	1.35		1.35		(0.05)		33,644	57

22.37	47.03	1.50		1.50		(0.30)		5,845	56
16.09	1.96	1.53		1.53		(0.06)		4,879	36
17.75	4.88	1.53		1.53		(0.07)		6,483	51
18.72	(0.50)	1.46		1.46		(0.29)		7,339	54
20.06	15.79	1.50		1.50		(0.25)		9,047	57

See Notes to Financial Statements.	217

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2021	$16.33	$(0.04)	$7.46	$7.42	$–	$(1.00)	$(1.00)
10/31/2020	17.97	0.01	0.37	0.38	(0.01)	(2.01)	(2.02)
10/31/2019	18.92	0.01	0.80	0.81	–	(1.76)	(1.76)
10/31/2018	20.25	(0.04)	(0.04)	(0.08)	–	(1.25)	(1.25)
10/31/2017	18.52	(0.02)	2.88	2.86	–	(1.13)	(1.13)
Class R4
10/31/2021	16.95	0.01	7.75	7.76	(0.04)	(1.00)	(1.04)
10/31/2020	18.60	0.05	0.37	0.42	(0.06)	(2.01)	(2.07)
10/31/2019	19.47	0.05	0.85	0.90	(0.01)	(1.76)	(1.77)
10/31/2018	20.79	0.01	(0.06)	(0.05)	(0.02)	(1.25)	(1.27)
10/31/2017	18.95	–	2.99	2.99	(0.02)	(1.13)	(1.15)
Class R5
10/31/2021	17.83	0.06	8.17	8.23	(0.09)	(1.00)	(1.09)
10/31/2020	19.46	0.09	0.41	0.50	(0.12)	(2.01)	(2.13)
10/31/2019	20.30	0.10	0.88	0.98	(0.06)	(1.76)	(1.82)
10/31/2018	21.59	0.07	(0.07)	–	(0.04)	(1.25)	(1.29)
10/31/2017	19.63	0.10	3.03	3.13	(0.04)	(1.13)	(1.17)
Class R6
10/31/2021	17.93	0.09	8.21	8.30	(0.09)	(1.00)	(1.09)
10/31/2020	19.55	0.11	0.40	0.51	(0.12)	(2.01)	(2.13)
10/31/2019	20.37	0.12	0.88	1.00	(0.06)	(1.76)	(1.82)
10/31/2018	21.65	0.08	(0.06)	0.02	(0.05)	(1.25)	(1.30)
10/31/2017	19.66	0.09	3.07	3.16	(0.04)	(1.13)	(1.17)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Amount less than $0.01.

218	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$22.75	47.20	1.40	1.40	(0.20)	$42,047	56
16.33	2.09	1.43	1.43	0.05	41,390	36
17.97	4.94	1.43	1.43	0.04	56,855	51
18.92	(0.45)	1.36	1.36	(0.19)	77,440	54
20.25	15.94	1.39	1.39	(0.10)	88,592	57

23.67	47.50	1.15	1.15	0.04	42,666	56
16.95	2.34	1.18	1.18	0.29	34,990	36
18.60	5.27	1.18	1.18	0.29	43,879	51
19.47	(0.30)	1.11	1.11	0.06	54,408	54
20.79	16.27	1.15	1.15	(0.01)	63,867	57

24.97	47.87	0.90	0.90	0.28	2,066	56
17.83	2.58	0.93	0.93	0.55	1,971	36
19.46	5.55	0.93	0.93	0.52	2,599	51
20.30	(0.01)	0.87	0.87	0.31	1,927	54
21.59	16.46	0.89	0.89	0.51	5,111	57

25.14	48.02	0.81	0.81	0.39	44,123	56
17.93	2.69	0.83	0.83	0.64	29,402	36
19.55	5.62	0.83	0.83	0.66	40,149	51
20.37	0.08	0.78	0.78	0.39	93,784	54
21.65	16.60	0.78	0.78	0.45	104,218	57

See Notes to Financial Statements.	219

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

As of October 31, 2021, the Trust currently consists of fourteen funds. All funds are diversified except Lord Abbett Focused Growth Fund and Lord Abbett Focused Large Cap Value Fund. This report covers the following fourteen funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Durable Growth Fund (“Durable Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Growth Fund (“Focused Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Large Cap Value Fund (“Focused Large Cap Value Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Small Cap Value Fund (“Focused Small Cap Value Fund”)	A, C, F, F3, I, R5 and R6
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, C, F, F3 I, P, R2, R3, R4, R5 and R6
Lord Abbett Global Equity Fund (“Global Equity Fund”, formerly “Global Equity Research Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Health Care Fund (“Health Care Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett International Equity Fund (“International Equity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Value Fund (“International Value Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”)	A,C,F and I
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus.

Each of Alpha Strategy Fund’s, Focused Large Cap Value Fund’s, Focused Small Cap Value Fund’s, Global Equity Fund’s, Health Care Fund’s, International Equity Fund’s, International Opportunities Fund’s, and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Micro Cap Growth Fund’s investment objective is long-term capital appreciation. Alpha Strategy Fund invests principally in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Durable Growth Fund’s, Growth Leaders Fund’s and Focused Growth Fund’s investment objective is to seek capital appreciation. International Value Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A

Notes to Financial Statements (continued)

shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

On September 28, 2021, the Board of Trustees (the “Board”) approved a change in the name of Lord Abbett Global Equity Research Fund to Lord Abbett Global Equity Fund effective November 1, 2021.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board, Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by

Notes to Financial Statements (continued)

the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2018 through October 31, 2021. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class- specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class- specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of

Notes to Financial Statements (continued)

the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on

Notes to Financial Statements (continued)

or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(l)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of October 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Funds with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Alpha Strategy Fund	.10%*

*	Lord Abbett is voluntarily waiving the entire management fee of .10%. Lord Abbett may discontinue the voluntary waiver at any time without notice.

Durable Growth Fund

First $2 billion	.55%
Over $2 billion	.50%

Focused Growth Fund

First $1 billion	.65%
Next $1 billion	.63%
Next $5 billion	.60%
Over $7 billion	.59%

Focused Large Cap Value Fund

First $1 billion	.59%
Over $1 billion	.53%

Focused Small Cap Value Fund	.80%

Fundamental Equity Fund

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

Global Equity Fund

First $1 billion	.45%
First $2 billion	.43%
Over $3 billion	.41%

Growth Leaders Fund

First $2 billion	.55%
Over $2 billion	.50%

Health Care Fund

First $1 billion	.62%
Over $1 billion	.51%

Notes to Financial Statements (continued)

International Equity Fund

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

International Opportunities Fund

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

International Value Fund

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

Micro Cap Growth Fund	.90%

Value Opportunities Fund

First $1 billion	.75%
Next $1 billion	.70%
Next $3 billion	.65%
Over $5 billion	.58%

For the fiscal year ended October 31, 2021, the effective management fee, net of any applicable waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Alpha Strategy Fund	.00%
Durable Growth Fund	.54%
Focused Growth Fund	.21%
Focused Large Cap Value Fund	.59%
Focused Small Cap Value Fund	.80%
Fundamental Equity Fund	.55%
Global Equity Fund	.00%
Growth Leaders Fund	.51%
Health Care Fund	.00%
International Equity Fund	.68%
International Opportunities Fund	.75%
International Value Fund	.68%
Micro Cap Growth Fund	.90%
Value Opportunities Fund	.73%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended October 31, 2021:

Fund	Fund Administration Fee
Alpha Strategy Fund	$11,229
Durable Growth Fund	6,529
Focused Growth Fund	2,515
Focused Large Cap Value Fund	19,156
Focused Small Cap Value Fund	9,693
Fundamental Equity Fund	46,860

Notes to Financial Statements (continued)

Fund	Fund Administration Fee
Global Equity Fund	26,449
Growth Leaders Fund	99,941
Health Care Fund	11,633
International Equity Fund	112,893
International Opportunities Fund	85,961
International Value Fund	166,324
Micro Cap Growth Fund	26,256
Value Opportunities Fund	36,967

For the fiscal year ended October 31, 2021 and continuing through February 28, 2022, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Effective March 1, 2021			Prior to March 1, 2021
	Classes*			Classes*
Fund	A, C, P, R2, R3, R4 and R5	F and I	F3 and R6	A, C, P, R2, R3, R4 and R5	F and I	F3 and R6
Durable Growth Fund	.70%	.70%	.69%	.70%	.70%	.64%
Focused Growth Fund	.80%	.80%	.76%	.80%	.80%	.72%
Focused Large Cap Value Fund	.71%	.71%	.70%	.71%	.71%	.63%
Focused Small Cap Value Fund	1.03%	1.03%	1.00%	1.03%	1.03%	.95%
Global Equity Fund	.65%	.65%	.61%	.65%	.65%	.61%
Health Care Fund	.78%	.78%	.71%	.78%	.78%	.70%
International Equity Fund	.92%	.86%	.84%	.92%	.86%	.84%
International Value Fund	.87%	.82%	.79%	.87%	.82%	.80%

*	If applicable.

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board.

12b–1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b–1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)(2)	Class P(3)	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(2)	For the period ended October 31, 2021 and continuing through February 28, 2022, the Distributor has contractually agreed to waive Durable Growth Fund’s, Focused Growth Fund’s, Focused Large Cap Value Fund’s, Focused Small Cap Value Fund’s, Growth Leaders Fund’s, Health Care Fund’s and Micro Cap Growth Fund’s 0.10% Rule 12b-1 fee for Class F shares. These agreements may be terminated only by the Fund’s Board.
(3)	Fundamental Equity Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund only.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2021:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$61,914	$338,557
Durable Growth Fund	–	–
Focused Growth Fund	16,542	92,984
Focused Large Cap Value Fund	–	–
Focused Small Cap Value Fund	28,873	160,042
Fundamental Equity Fund	78,395	414,008
Global Equity Fund	2,775	14,307
Growth Leaders Fund	1,098,608	6,135,254
Health Care Fund	–	–
International Equity Fund	20,114	106,220
International Opportunities Fund	34,742	189,256
International Value Fund	48,765	254,412
Micro Cap Growth Fund	71,565	406,643
Value Opportunities Fund	85,988	456,946

Distributor received the following amount of CDSCs for the fiscal year October 31, 2021:

	Class A	Class C
Alpha Strategy Fund	$1,406	$2,928
Durable Growth Fund	–	–
Focused Growth Fund	11	–
Focused Large Cap Value Fund	–	–
Focused Small Cap Value Fund	657	1,976
Fundamental Equity Fund	320	2,225
Global Equity Fund	–	–
Growth Leaders Fund	40,770	94,774
Health Care Fund	–	2,442
International Equity Fund	73	267
International Opportunities Fund	214	325
International Value Fund	1,055	321
Micro Cap Growth Fund	816	7,548
Value Opportunities Fund	1,206	1,483

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

Other Related Parties

As of October 31, 2021, the percentages of Durable Growth Fund’s, Focused Large Cap Value Fund’s, Focused Small Cap Value Fund’s, Fundamental Equity Fund’s, Growth Leaders Fund’s, International Equity Fund’s, International Opportunities Fund’s, International Value Fund’s, Micro Cap Growth Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

Notes to Financial Statements (continued)

Fund of Funds	Durable Growth Fund	Focused Large Cap Value Fund	Focused Small Cap Value Fund	Funda- mental Equity Fund	Growth Leaders Fund	Inter- national Equity Fund	Inter- national Oppor- tunities Fund	Inter- national Value Fund	Micro Cap Growth Fund	Value Oppor- tunities Fund
Alpha Strategy Fund	–	–	40.50%	–	–	–	36.12%	–	20.77%	8.94%
Multi-Asset Balanced Opportunity Fund	70.88%	75.22%	6.47%	8.43%	2.82%	26.57%	–	34.16%	–	5.51%
Multi-Asset Income Fund	26.87%	22.49%	2.48%	2.90%	0.84%	13.51%	–	14.65%	–	1.71%

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Value Fund and annually for Alpha Strategy Fund, Durable Growth Fund, Focused Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Global Equity Fund, Growth Leaders Fund, International Equity Fund, Healthcare Fund, International Opportunities Fund, Micro Cap Growth Fund and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended October 31, 2021 and fiscal year ended October 31, 2020 were as follows:

	Alpha Strategy Fund		Durable Growth Fund
	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2021	Year Ended 10/31/2020
Distributions paid from:
Ordinary income	$10,405,649	$–	$4,591,644	$1,986
Net long-term capital gains	50,784,144	123,771,165	–	–
Total distributions paid	$61,189,793	$123,771,165	$4,591,644	$1,986

	Focused Growth Fund		Focused Large Cap Value Fund
	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2021	Year Ended 10/31/2020
Distributions paid from:
Ordinary income	$1,864,114	$–	$38,911,138	$262,779
Net long-term capital gains	140,858	–	–	–
Total distributions paid	$2,004,972	$–	$38,911,138	$262,779

Notes to Financial Statements (continued)

	Focused Small Cap Value Fund		Fundamental Equity Fund
	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2021	Year Ended 10/31/2020
Distributions paid from:
Ordinary income	$894,345	$314	$32,382,939	$37,662,246
Net long-term capital gains	–	18,077,113	–	215,541,984
Total distributions paid	$894,345	$18,077,427	$32,382,939	$253,204,230

Global Equity Fund			Growth Leaders Fund
	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2021	Year Ended 10/31/2020
Distributions paid from:
Ordinary income	$105,849	$89,647	$392,566,629	$50,781,905
Net long-term capital gains	278,151	–	327,647,029	254,848,239
Total distributions paid	$384,000	$89,647	$720,213,658	$305,630,144

Health Care Fund			International Equity Fund
	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2021	Year Ended 10/31/2020
Distributions paid from:
Ordinary income	$493,359	$1,005	$5,135,556	$7,075,713
Net long-term capital gains	8,110	–	–	–
Total distributions paid	$501,469	$1,005	$5,135,556	$7,075,713

International Opportunities Fund			International Value Fund
	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2021	Year Ended 10/31/2020
Distributions paid from:
Ordinary income	$–	$7,379,201	$17,740,969	$9,892,862
Net long-term capital gains	–	–	–	–
Total distributions paid	$–	$7,379,201	$17,740,969	$9,892,862

Micro Cap Growth			Value Opportunities Fund
	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2021	Year Ended 10/31/2020
Distributions paid from:
Ordinary income	$13,473,195	$–	$4,614,398	$7,526,613
Net long-term capital gains	16,614,432	20,194,202	79,109,540	194,975,562
Total distributions paid	$30,087,627	$20,194,202	$83,723,938	$202,502,175

As of October 31, 2021, the components of accumulated gains (losses) on a tax-basis were as follows:

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund	Focused Large Cap Value Fund
Undistributed ordinary income – net	$–	$19,865,224	$5,657,923	$124,883,713
Undistributed long-term capital gains	32,797,730	22,446,569	1,575,562	25,263,053
Total undistributed earnings	32,797,730	42,311,793	7,233,485	150,146,766
Temporary differences	(2,313,170)	(9,273)	(1,566)	(25,289)
Unrealized gains (losses) – net	174,647,221	33,685,599	11,349,626	111,268,532
Total accumulated gains – net	$205,131,781	$75,988,119	$18,581,545	$261,390,009

Notes to Financial Statements (continued)

	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund	Growth Leaders Fund
Undistributed ordinary income – net	$13,227,300	$16,444,311	$946,711	$684,501,607
Undistributed long-term capital gains	8,108,074	209,607,377	660,919	1,278,882,716
Total undistributed earnings	21,335,374	226,051,688	1,607,630	1,963,384,323
Capital loss carryforwards*	–	–	–	–
Temporary differences	(21,175)	(574,082)	(657)	(523,105)
Unrealized gains (losses) – net	31,143,155	473,541,282	1,876,583	2,541,099,748
Total accumulated gains – net	$52,457,354	$699,018,888	$3,483,556	$4,503,960,966

	Health Care Fund	International Equity Fund	International Opportunities Fund	International Value Fund
Undistributed ordinary income – net	$142,937	$5,415,999	$10,755,402	$7,962,681
Undistributed long-term capital gains	385,484	40,771,804	–	–
Total undistributed earnings	528,421	46,187,803	10,755,402	7,962,681
Capital loss carryforwards*	–	–	(12,794,006)	(387,093,125)
Temporary differences	(254)	(104,923)	(83,134)	(155,168)
Unrealized gains (losses) – net	1,211,476	86,303,354	47,383,101	49,012,685
Total accumulated gains (losses) – net	$1,739,643	$132,386,234	$45,261,363	$(330,272,927)

	Micro Cap Growth Fund	Value Opportunities Fund
Undistributed ordinary income – net	$–	$25,755,286
Undistributed long-term capital gains	–	205,396,950
Total undistributed earnings	–	231,152,236
Capital loss carryforwards*	(5,780,315)	–
Temporary differences	(2,179,676)	(361,000)
Unrealized gains (losses) – net	72,339,957	583,352,456
Total accumulated gains – net	$64,379,966	$814,143,692

*	The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. Alpha Strategy Fund and Micro Cap Growth Fund incurred and will elect to defer $2,165,711 and $2,154,518, respectively, of late-year ordinary losses during the fiscal year ended October 31, 2021.

As of October 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Alpha Strategy Fund	Durable Growth Fund	Focused Growth Fund	Focused Large Cap Value Fund
Tax cost	$707,233,089	$218,162,683	$40,993,269	$561,558,447
Gross unrealized gain	174,647,221	37,476,353	11,529,456	125,846,435
Gross unrealized loss	–	(3,790,755)	(179,830)	(14,577,903)
Net unrealized security gain (loss)	$174,647,221	$33,685,598	$11,349,626	$111,268,532

Notes to Financial Statements (continued)

	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund	Growth Leaders Fund
Tax cost	$190,716,725	$1,527,441,489	$9,713,941	$7,939,875,380
Gross unrealized gain	39,628,374	489,504,697	2,021,502	2,593,037,352
Gross unrealized loss	(8,485,219)	(15,959,857)	(144,966)	(51,937,604)
Net unrealized security gain (loss)	$31,143,155	$473,544,840	$1,876,536	$2,541,099,748

	Health Care Fund	International Equity Fund	International Opportunities Fund	International Value Fund
Tax cost	$6,616,129	$327,200,675	$411,442,145	$604,386,582
Gross unrealized gain	1,423,697	89,142,293	64,655,710	67,821,414
Gross unrealized loss	(212,268)	(2,852,617)	(16,784,717)	(18,823,598)
Net unrealized security gain (loss)	$1,211,429	$86,289,676	$47,870,993	$48,997,816

	Micro Cap Growth Fund	Value Opportunities Fund
Tax cost	$331,447,691	$1,354,035,879
Gross unrealized gain	94,122,978	612,529,453
Gross unrealized loss	(21,783,021)	(29,176,997)
Net unrealized security gain (loss)	$72,339,957	$583,352,456

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, certain distributions, other financial instruments and wash sales.

Permanent items identified during the fiscal year ended October 31, 2021 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings (Loss )	Paid-in Capital
Durable Growth Fund	$(14,884,452)	$14,884,452
Focused Growth Fund	(1,692,123)	1,692,123
Focused Large Cap Value Fund	(46,472,004)	46,472,004
Focused Small Cap Value Fund	(2,372,461)	2,372,461
Fundamental Equity	(9,248,676)	9,248,676
Global Equity	(62,047)	62,047
Growth Leaders	(289,639,628)	289,639,628
Health Care Fund	(46,892)	46,892
Micro Cap Growth	405	(405)
Value Opportunities Fund	(25,825,701)	25,825,701

The permanent differences are attributable to the tax treatment of certain expenses and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2021 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$60,072,911	$107,183,939
Durable Growth Fund	195,746,309	210,732,893
Focused Growth Fund	80,874,671	71,847,697
Focused Large Cap Value Fund	652,884,137	687,294,821
Focused Small Cap Value Fund	302,483,262	227,655,974

Notes to Financial Statements (continued)

	Purchases	Sales
Fundamental Equity Fund	$1,358,155,113	$1,630,933,272
Global Equity Fund	9,936,781	8,138,866
Growth Leaders Fund	13,052,622,557	12,305,137,051
Health Care Fund	6,346,495	3,735,762
International Equity Fund	230,884,530	301,917,339
International Opportunities Fund	329,120,716	382,437,660
International Value Fund	422,372,979	363,095,384
Micro Cap Growth Fund	587,993,801	345,362,450
Value Opportunities Fund	957,225,535	1,031,001,717

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2021.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2021, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss	)
Durable Growth Fund	$5,491,583	$24,106,827	$6,828,639
Focused Growth Fund	133,906	–	–
Focused Large Cap Value Fund	21,006,042	18,051,841	3,026,345
Focused Small Cap Value Fund	420,509	10,103,252	(128,005)
Fundamental Equity Fund	4,807,554	26,314,932	5,893,072
Growth Leaders Fund	35,337,244	4,360,046	1,775,182
International Equity Fund	–	1,709,249	445,424
International Opportunities Fund	325,624	137,034	47,519
International Value Fund	1,709,249	456,718	198,659
Micro Cap Growth Fund	239,824	11,592,486	2,214,187
Value Opportunities Fund	22,326,852	1,035,430	648,514

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

International Equity Fund, International Opportunities Fund and International Value Fund entered into forward foreign currency exchange contracts for the fiscal year ended October 31, 2021 (as described in Note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Global Equity Fund entered into E-Mini S&P Index futures contracts for the fiscal year ended October 31, 2021 (as described in Note 2(h)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Notes to Financial Statements (continued)

International Opportunities Fund entered into total return swaps on indexes for the fiscal year ended October 31, 2021 (as described in Note 2(k) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

Transactions in derivative instruments for the fiscal year ended October 31, 2021, were as follows:

Global Equity Fund
	Equity Contracts
Net Realized Gain (Loss)
Futures Contracts(1)	$2,683
Average Number of Contracts/Notional Amounts*
Futures Contracts	–	(2)
International Equity Fund
	Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(3)	$4,979
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(4)	$90,853

International Opportunities Fund
	Equity Contracts		Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(3)	$–		$1,320
Total Return Swap Contracts(5)	3,982,574		–
Net Change in Unrealized Appreciation/Depreciation
Total Return Swap Contracts(6)	39,110		–
Average Number of Contracts/Notional Amounts*
Total Return Swap Contracts(4)	94,076		–
Forward Foreign Currency Exchange Contracts(4)	–		37,695
International Value Fund
	Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(3)		$(3,678)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(4)	$94,146
*	Calculated based on the number of contracts or notional amounts for the fiscal year ended October 31, 2021.
(1)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(2)	Contract less than 1.

Notes to Financial Statements (continued)

(3)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(4)	Amount represents notional amounts in U.S. dollars.
(5)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

			Alpha Strategy Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$894,051	$–	$894,051
Total	$894,051	$–	$894,051
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$894,051	$–	$–		$(894,051)	$–
Total	$894,051	$–	$–		$(894,051)	$–
		Durable Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$3,866,976	$–	$3,866,976
Total	$3,866,976	$–	$3,866,976
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$3,866,976	$–	$–		$(3,866,976)	$–
Total	$3,866,976	$–	$–		$(3,866,976)	$–

Notes to Financial Statements (continued)

		Focused Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,444,140	$–	$1,444,140
Total	$1,444,140	$–	$1,444,140
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$1,444,140	$–	$–		$(1,444,140)	$–
Total	$1,444,140	$–	$–		$(1,444,140)	$–
		Focused Large Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$11,352,114	$–	$11,352,114
Total	$11,352,114	$–	$11,352,114
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$11,352,114	$–	$–		$(11,352,114)	$–
Total	$11,352,114	$–	$–		$(11,352,114)	$–
		Focused Small Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$3,353,776	$–	$3,353,776
Total	$3,353,776	$–	$3,353,776
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$3,353,776	$–	$–		$(3,353,776)	$–
Total	$3,353,776	$–	$–		$(3,353,776)	$–

Notes to Financial Statements (continued)

		Fundamental Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$9,366,953	$–	$9,366,953
Total	$9,366,953	$–	$9,366,953
Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral		Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a	)	Amount(b	)
Fixed Income Clearing Corp.	$9,366,953	$–	$–		$(9,366,953)		$–
Total	$9,366,953	$–	$–		$(9,366,953)		$–
			Global Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$320,545	$–	$320,545
Total	$320,545	$–	$320,545
Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$320,545	$–	$–		$(320,545)	$–
Total	$320,545	$–	$–		$(320,545)	$–
		Growth Leaders Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$184,244,835	$–	$184,244,835
Total	$184,244,835	$–	$184,244,835
Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$184,244,835	$–	$–		$(184,244,835)	$–
Total	$184,244,835	$–	$–		$(184,244,835)	$–

Notes to Financial Statements (continued)

		Health Care Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$286,372	$–	$286,372
Total	$286,372	$–	$286,372
Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$286,372	$–	$–		$(286,372)	$–
Total	$286,372	$–	$–		$(286,372)	$–
		International Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$8,910,118	$–	$8,910,118
Total	$8,910,118	$–	$8,910,118
Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$8,910,118	$–	$–		$(8,910,118)	$–
Total	$8,910,118	$–	$–		$(8,910,118)	$–
		International Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$7,516,954	$–	$7,516,954
Total	$7,516,954	$–	$7,516,954
Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a)	Amount(b	)
Fixed Income Clearing Corp.	$7,516,954	$–	$–		$(7,516,954)	$–
Total	$7,516,954	$–	$–		$(7,516,954)	$–

Notes to Financial Statements (continued)

		International Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$20,985,776	$–	$20,985,776
Total	$20,985,776	$–	$20,985,776
Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$20,985,776	$–	$–		$(20,985,776)	$–
Total	$20,985,776	$–	$–		$(20,985,776)	$–
		Micro Cap Growth Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$3,975,645	$–	$3,975,645
Total	$3,975,645	$–	$3,975,645
Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$3,975,645	$–	$–		$(3,975,645)	$–
Total	$3,975,645	$–	$–		$(3,975,645)	$–
		Value Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$11,509,952	$–	$11,509,952
Total	$11,509,952	$–	$11,509,952

Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$11,509,952	$–	$–		$(11,509,952)	$–
Total	$11,509,952	$–	$–		$(11,509,952)	$–
(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2021.

Notes to Financial Statements (continued)

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 4, 2021, the Funds (except Alpha Strategy Fund), and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Funds net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Funds net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended October 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Funds net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended October 31, 2021, the Funds did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2021, the following Funds participated as a lenders:

Fund	Average Amount Loaned	Average Interest Rate	Interest Income
Growth Leaders Fund	$21,840,007	0.55%	$328
Value Opportunities Fund	17,514,869	0.55%	262

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the year ended October 31, 2021:

							Alpha Strategy Fund
Affiliated Issuer	Value at 10/31/2020	Purchases at Cost	Proceeds From Sales	Net Realized Gain (Loss)		Change in Appreciation (Depreciation)	Value at 10/31/2021	Shares as of 10/31/2021	Dividend Income
Lord Abbett Developing Growth Fund, Inc. – Class I	$135,399,903	20,184,316	(12,582,347)	$18,688,319	(a)	$25,567,101	$175,650,188	4,228,459	$–
Lord Abbett Securities Trust – Focused Small Cap Value Fund – Class I	67,384,060	1,459,571	(18,574,676)	(1,517,469)		41,483,684	90,235,170	2,726,138	785,231
Lord Abbett Securities Trust – International Opportunities Fund – Class I	129,478,917	5,679,780	(12,405,432)	2,906,793		45,093,522	170,753,580	7,733,405	–
Lord Abbett Securities Trust - Micro-Cap Growth Fund – Class I	67,247,368	21,356,528	(18,241,819)	22,484,855	(b)	8,986,096	85,447,699	3,594,771	–
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	133,392,192	2,293,936	(25,317,982)	(9,545,904)		77,978,079	178,800,321	7,767,173	1,619,126
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	135,999,158	9,098,778	(20,061,682)	9,234,929	(c)	53,327,928	180,099,301	7,218,409	681,801
Total				$42,251,523		$252,436,410	$880,986,259		$3,086,158

(a)	Includes $11,607,104 of distributed capital gains.
(b)	Includes $16,385,329 of distributed capital gains.
(c)	Includes $7,499,811 of distributed capital gains.

14.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any

Notes to Financial Statements (continued)

additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statements of Operations.

The initial collateral received by the Funds are required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2021, the market value of securities loaned and collateral received for the Funds were as follows:

Funds	Market Value of Securities Loaned	Collateral Received(1)
Focused Small Cap Value Fund	2,166,411	2,256,410
Growth Leaders Fund	1,911,005	1,944,227
Health Care Fund	12,993	13,230
International Equity Fund	780,760	839,194
International Value Fund	1,504,654	1,624,918
Micro Cap Growth Fund	7,868,929	8,254,106

(1)	Statements of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

15.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Large company stocks, in which Durable Growth Fund, Focused Growth Fund, Focused Large Cap Value Fund, Fundamental Equity Fund, Global Equity Fund, Growth Leaders Fund, International Equity Fund and International Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Alpha Strategy Fund, Focused Small Cap Value Fund, Focused Growth Fund, Fundamental Equity Fund, Growth Leaders Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Durable Growth Fund, Focused Growth Fund and Growth Leaders Fund employ a growth investing style, Global Equity Fund employs a blended growth investing and value investing style, and Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, International Value Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are

Notes to Financial Statements (continued)

more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

Global Equity Fund, International Equity Fund, International Opportunities Fund and International Value Fund are subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, foreign taxes, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies. Similarly, due to their investments in multinational and foreign companies, Alpha Strategy Fund, Durable Growth Fund, Focused Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Growth Leaders Fund, Health Care Fund, and Value Opportunities Fund are subject to the risks of investing in foreign securities and similarly may experience increased market, liquidity, currency, political, informational, and other risks.

Health Care Fund is subject to the risks of investing in the health care sector, including changes in government regulations, dependence on patents and intellectual property rights, expenses and losses from litigation based on product liability and similar claims, industry competition, extensive research and development, marketing, and sales costs, and rapid technological change and potential for product obsolescence. Health Care Fund is also subject to the risks of investing in structured securities. As a result, Health Care Fund is subject to the same risks associated with direct investments in the underlying securities or other instruments they seek to replicate, as well as liquidity risk and the risk that the issuer and/or the counterparty of the structured security may be unable to perform under the terms of the instrument, or may disagree as to the meaning or application of such terms.

International Value Fund is subject to the risks of investing in dividend paying stocks. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. There is no guarantee that companies that currently pay dividends will continue to do so. International Value Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks. In addition, the Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

Alpha Strategy Fund, Global Equity Fund, Health Care Fund, International Equity Fund, International Opportunities Fund and International Value Fund are subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Notes to Financial Statements (continued)

Health Care Fund, Focused Large Cap Value Fund and Focused Small Cap Value Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increased liquidity risk, as well as additional risks.

Focused Growth Fund and Focused Large Cap Value Fund are non-diversified mutual funds under the Act. The value of each Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund.

Durable Growth Fund, Focused Growth Fund, Focused Large Cap Value Fund, Global Equity Fund and Health Care Fund are newly organized and there can be no assurance that a Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. A Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

Notes to Financial Statements (continued)

16.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Alpha Strategy Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,577,648	$45,220,318	2,089,872	$43,355,666
Converted from Class C*	373,268	10,849,172	1,101,831	23,484,272
Reinvestment of distributions	1,198,333	31,252,535	2,522,201	56,648,626
Shares reacquired	(3,015,003)	(86,005,823)	(8,088,314)	(168,814,292)
Increase (decrease)	134,246	$1,316,202	(2,374,410)	$(45,325,728)

Class C Shares
Shares sold	258,243	$5,763,669	448,811	$7,536,122
Reinvestment of distributions	260,342	5,277,141	745,028	13,276,398
Shares reacquired	(680,695)	(15,066,444)	(1,677,782)	(28,359,437)
Converted to Class A*	(481,239)	(10,849,172)	(1,392,677)	(23,484,272)
Decrease	(643,349)	$(14,874,806)	(1,876,620)	$(31,031,189)

Class F Shares
Shares sold	1,160,187	$33,279,687	1,045,928	$22,416,684
Reinvestment of distributions	290,792	7,656,554	772,654	17,500,621
Shares reacquired	(2,033,224)	(59,074,811)	(3,825,862)	(76,385,706)
Decrease	(582,245)	$(18,138,570)	(2,007,280)	$(36,468,401)

Class F3 Shares
Shares sold	660,493	$19,999,580	488,060	$10,125,114
Reinvestment of distributions	110,980	3,009,774	177,457	4,127,641
Shares reacquired	(406,560)	(12,126,926)	(552,465)	(12,025,640)
Increase	364,913	$10,882,428	113,052	$2,227,115

Class I Shares
Shares sold	180,777	$5,505,880	790,561	$16,748,038
Reinvestment of distributions	82,792	2,237,040	508,610	11,799,741
Shares reacquired	(115,206)	(3,409,355)	(3,821,379)	(81,468,364)
Increase (decrease)	148,363	$4,333,565	(2,522,208)	$(52,920,585)

Class R2 Shares
Shares sold	4,782	$128,775	15,003	$312,973
Reinvestment of distributions	4,691	116,299	7,418	159,120
Shares reacquired	(26,161)	(698,573)	(19,809)	(363,370)
Increase (decrease)	(16,688)	$(453,499)	2,612	$108,723

Class R3 Shares
Shares sold	93,216	$2,573,701	136,052	$2,723,948
Reinvestment of distributions	76,015	1,901,142	165,768	3,583,900
Shares reacquired	(240,531)	(6,568,862)	(489,838)	(10,160,044)
Decrease	(71,300)	$(2,094,019)	(188,018)	$(3,852,196)

Notes to Financial Statements (continued)

Alpha Strategy Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	34,574	$971,847	43,297	$922,234
Reinvestment of distributions	12,105	314,743	20,202	452,531
Shares reacquired	(59,024)	(1,668,467)	(42,994)	(897,945)
Increase (decrease)	(12,345)	$(381,877)	20,505	$476,820

Class R5 Shares
Shares sold	2,244	$62,291	27,836	$610,946
Reinvestment of distributions	2,152	58,163	1,707	39,612
Shares reacquired	(14,588)	(427,373)	(14,890)	(337,903)
Increase (decrease)	(10,192)	$(306,919)	14,653	$312,655

Class R6 Shares
Shares sold	41,717	$1,206,996	41,185	$903,044
Reinvestment of distributions	6,175	167,531	9,684	225,350
Shares reacquired	(54,466)	(1,579,276)	(46,584)	(1,036,708)
Increase (decrease)	(6,574)	$(204,749)	4,285	$91,686

Durable Growth Fund	Year Ended October 31, 2021		For the period ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	65,836	$1,484,482	105,323	$1,704,548
Converted from Class C*	81	1,969	–	–
Reinvestment of distributions	2,031	41,259	12	185
Shares reacquired	(2,443)	(58,468)	(25,265)	(414,525)
Increase	65,505	$1,469,242	80,070	$1,290,208

Class C Shares
Shares sold	4,745	$102,886	12,788	$210,965
Reinvestment of distributions	156	3,151	–	–
Shares reacquired	(2,083)	(44,817)	(858)	(12,757)
Converted to Class A*	(82)	(1,969)	–	–
Increase	2,736	$59,251	11,930	$198,208

Class F Shares
Shares sold	1,135	$26,655	34,968	$530,262
Reinvestment of distributions	27	556	32	493
Shares reacquired	(427)	(10,762)	(17,017)	(261,750)
Increase	735	$16,449	17,983	$269,005

Class F3 Shares
Shares sold	–	$15	7,334	$110,000
Reinvestment of distributions	–	–	8	128
Increase	–	$15	7,342	$110,128

Class I Shares
Shares sold	6,682,720	$159,569,733	12,457,602	$206,631,112
Reinvestment of distributions	222,364	4,522,876	38	573
Shares reacquired	(7,630,362)	(173,026,092)	(2,109,887)	(40,830,092)
Increase (decrease)	(725,278)	$(8,933,483)	10,347,753	$165,801,593

Notes to Financial Statements (continued)

Durable Growth Fund	Year Ended October 31, 2021		For the period ended October 31, 2020
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	667	$10,000
Reinvestment of distributions	–	–	–	4
Shares reacquired	–	–	–	59
Increase	–	$–	667	$10,063

Class R4 Shares
Shares sold	–	$–	667	$10,000
Reinvestment of distributions	–	–	–	8
Shares reacquired	–	–	–	36
Increase	–	$–	667	$10,044

Class R5 Shares
Shares sold	–	$–	668	$10,000
Reinvestment of distributions	–	–	1	12
Increase	–	$–	669	$10,012

Class R6 Shares
Shares sold	22,449	$516,640	45,312	$699,067
Reinvestment of distributions	–	–	38	583
Shares reacquired	(1,039)	(24,763)	(32,830)	(500,000)
Increase	21,410	$491,877	12,520	$199,650

Focused Growth Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	227,205	$6,974,750	434,819	$9,703,851
Converted from Class C*	2,801	82,690	2,497	60,294
Reinvestment of distributions	31,858	880,243	–	–
Shares reacquired	(219,094)	(6,735,424)	(281,008)	(5,735,273)
Increase	42,770	$1,202,259	156,308	$4,028,872

Class C Shares
Shares sold	25,353	$772,258	71,782	$1,605,692
Reinvestment of distributions	4,406	120,046	–	–
Shares reacquired	(25,955)	(612,243)	(9,531)	(205,158)
Converted to Class A*	2,845	(82,690)	(2,523)	(60,294)
Increase	6,649	$197,371	59,728	$1,340,240

Class F Shares
Shares sold	566,618	$17,517,555	190,397	$4,699,476
Reinvestment of distributions	15,807	439,126	–	–
Shares reacquired	(286,846)	(9,271,791)	(38,191)	(777,214)
Increase	295,579	$8,684,890	152,206	$3,922,262

Class I Shares
Shares sold	32,702	$1,016,191	38,511	$965,055
Reinvestment of distributions	6,880	191,131	–	–
Shares reacquired	(14,031)	(432,144)	(31,893)	(712,410)
Increase	25,551	$775,178	6,618	$252,645

Notes to Financial Statements (continued)

Focused Growth Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	–	$18	–	$–
Increase	–	$18	–	$–

Class R6 Shares
Shares sold	74,408	$2,307,033	91,308	$2,043,385
Reinvestment of distributions	43	1,198	–	–
Shares reacquired	(51,112)	(1,603,459)	(43,053)	(888,522)
Increase	23,339	$704,772	48,255	$1,154,863

Focused Large Cap Value Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	468,989	$8,408,017	58,910	$782,489
Reinvestment of distributions	4,008	60,322	182	2,767
Shares reacquired	(109,618)	(1,958,950)	(51,695)	(735,734)
Increase	363,379	$6,509,389	7,397	$49,522

Class C Shares
Shares sold	230,080	$4,169,543	11,228	$132,753
Reinvestment of distributions	332	5,009	21	326
Shares reacquired	(46,492)	(847,693)	(12,635)	(172,705)
Increase (decrease)	183,920	$3,326,859	(1,386)	$(39,626)

Class F Shares
Shares sold	372,465	$6,925,879	4,808	$62,373
Reinvestment of distributions	126	1,909	196	2,983
Shares reacquired	(251,099)	(4,759,311)	(35,265)	(481,111)
Increase (decrease)	121,492	$2,168,477	(30,261)	$(415,755)

Class F3 Shares
Reinvestment of distributions	–	$–	211	$3,213
Shares reacquired	–	–	(32,613)	(445,593)
Decrease	–	$–	(32,402)	$(442,380)

Class I Shares
Shares sold	14,993,191	$245,204,603	39,120,270	$441,893,283
Reinvestment of distributions	2,576,106	38,796,164	16,392	249,649
Shares reacquired	(16,135,630)	(300,086,544)	(8,761,641)	(113,729,358)
Increase (decrease)	1,433,667	$(16,085,777)	30,375,021	$328,413,574

Class R3 Shares
Shares sold	31	$533	5	$73
Reinvestment of distributions	–	6	3	43
Increase	31	$539	8	$116

Notes to Financial Statements (continued)

Focused Large Cap Value Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class R4 Shares	Shares	Amount	Shares	Amount
Reinvestment of distributions	–	$–	3	$53
Increase	–	$–	3	$53

Class R5 Shares
Reinvestment of distributions	–	$–	4	$64
Increase	–	$–	4	$64

Class R6 Shares
Shares sold	77,715	$1,266,036	36,297	$449,218
Reinvestment of distributions	–	–	211	3,213
Shares reacquired	(25,361)	(463,081)	(43,319)	(579,584)
Increase (decrease)	52,354	$802,955	(6,811)	$(127,153)

	Year Ended		Year Ended
Focused Small Cap Value Fund	October 31, 2021		October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	845,956	$23,174,025	438,085	$9,162,393
Reinvestment of distributions	1,225	28,969	42,884	930,586
Shares reacquired	(382,795)	(11,610,984)	(535,543)	(8,651,100)
Increase (decrease)	464,386	$11,592,010	(54,574)	$1,441,879

Class C Shares
Shares sold	175,936	$5,508,892	5,401	$107,961
Reinvestment of distributions	27	673	69	1,597
Shares reacquired	(26,111)	(813,509)	(711)	(11,019)
Increase	149,852	$4,696,056	4,759	$98,539

Class F Shares
Shares sold	3,317,447	$106,261,107	41,829	$800,286
Reinvestment of distributions	904	23,071	64	1,500
Shares reacquired	(1,333,770)	(42,228,342)	(3,606)	(71,014)
Increase	1,984,581	$64,055,836	38,287	$730,772

Class F3 Shares
Reinvestment of distributions	–	$–	64	$1,500
Increase	–	$–	64	$1,500

Class I Shares
Shares sold	2,471,662	$64,816,148	198,740	$4,446,865
Reinvestment of distributions	30,795	785,263	699,990	16,379,773
Shares reacquired	(2,361,182)	(74,138,893)	(1,722,466)	(37,155,659)
Increase (decrease)	141,275	$(8,537,482)	(823,736)	$(16,329,021)

Class R3 Shares
Reinvestment of distributions	–	$–	64	$1,500
Shares reacquired	–	–	(429)	(6,320)
Decrease	–	$–	(365)	$(4,820)

Notes to Financial Statements (continued)

Focused Small Cap Value Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class R4 Shares	Shares	Amount	Shares	Amount
Reinvestment of distributions	–	$–	64	$1,500
Shares reacquired	–	–	(429)	(6,336)
Decrease	–	$–	(365)	$(4,836)

Class R5 Shares
Shares sold	74	$2,415	–	$–
Reinvestment of distributions	–	–	64	1,500
Increase	74	$2,415	64	$1,500

Class R6 Shares
Shares sold	397,673	$12,740,147	52,623	$1,109,409
Reinvestment of distributions	–	–	64	1,500
Shares reacquired	(142,154)	(4,644,633)	(18,034)	(324,689)
Increase	255,519	$8,095,514	34,653	$786,220

Fundamental Equity Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,676,009	$35,640,102	4,188,498	$43,418,303
Converted from Class C*	1,390,056	18,865,411	5,226,450	55,203,791
Reinvestment of distributions	1,687,369	20,096,561	11,401,124	132,025,015
Shares reacquired	(14,828,200)	(193,764,334)	(29,769,304)	(317,448,216)
Decrease	(9,074,766)	$(119,162,260)	(8,953,232)	$(86,801,107)

Class C Shares
Shares sold	445,808	$5,156,014	691,274	$6,387,499
Reinvestment of distributions	54,080	565,135	1,522,175	15,434,858
Shares reacquired	(1,216,486)	(13,961,855)	(3,965,989)	(37,181,352)
Converted to Class A*	(1,589,677)	(18,865,411)	(5,993,619)	(55,203,791)
Decrease	(2,306,275)	$(27,106,117)	(7,746,159)	$(70,562,786)

Class F Shares
Shares sold	1,246,981	$16,078,637	1,433,812	$15,575,714
Reinvestment of distributions	213,893	2,513,246	1,631,329	18,629,776
Shares reacquired	(2,761,188)	(35,756,240)	(6,705,371)	(70,451,225)
Decrease	(1,300,314)	$(17,164,357)	(3,640,230)	$(36,245,735)

Class F3 Shares
Shares sold	208,976	$2,855,973	288,689	$3,142,272
Reinvestment of distributions	28,553	344,061	180,261	2,109,059
Shares reacquired	(368,288)	(4,913,026)	(664,831)	(7,264,981)
Decrease	(130,759)	$(1,712,992)	(195,881)	$(2,013,650)

Class I Shares
Shares sold	2,920,077	$40,739,479	12,582,859	$140,110,329
Reinvestment of distributions	493,649	5,913,918	5,308,220	61,787,685
Shares reacquired	(9,477,972)	(122,050,051)	(41,834,305)	(408,261,259)
Decrease	(6,064,246)	$(75,396,654)	(23,943,226)	$(206,363,245)

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	124,281	$1,712,500	38,910	$395,112
Reinvestment of distributions	5,670	66,114	45,179	512,324
Shares reacquired	(147,627)	(1,945,316)	(150,905)	(1,618,060)
Decrease	(17,676)	$(166,702)	(66,816)	$(710,624)

Class R2 Shares
Shares sold	32,455	$430,641	48,263	$494,664
Reinvestment of distributions	3,723	43,336	25,619	290,000
Shares reacquired	(112,128)	(1,489,358)	(102,194)	(1,093,622)
Decrease	(75,950)	$(1,015,381)	(28,312)	$(308,958)

Class R3 Shares
Shares sold	669,634	$8,680,825	1,538,350	$15,852,051
Reinvestment of distributions	114,003	1,331,556	877,394	9,958,420
Shares reacquired	(2,350,779)	(30,566,662)	(2,966,968)	(30,852,539)
Decrease	(1,567,142)	$(20,554,281)	(551,224)	$(5,042,068)

Class R4 Shares
Shares sold	81,998	$1,132,180	76,886	$831,775
Reinvestment of distributions	2,821	33,433	36,123	415,774
Shares reacquired	(97,206)	(1,336,153)	(292,446)	(3,170,812)
Decrease	(12,387)	$(170,540)	(179,437)	$(1,923,263)

Class R5 Shares
Shares sold	28,735	$393,931	81,760	$955,940
Reinvestment of distributions	1,707	20,468	10,804	125,869
Shares reacquired	(49,981)	(674,551)	(125,349)	(1,307,288)
Decrease	(19,539)	$(260,152)	(32,785)	$(225,479)

Class R6 Shares
Shares sold	187,199	$2,566,578	219,870	$2,369,313
Reinvestment of distributions	15,967	192,556	156,188	1,828,961
Shares reacquired	(205,674)	(2,664,892)	(1,030,695)	(10,971,855)
Increase (decrease)	(2,508)	$94,242	(654,637)	$(6,773,581)

Global Equity Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	103,176	$1,557,336	67,708	$783,138
Converted from Class C*	1,862	27,152	2,969	35,757
Reinvestment of distributions	11,222	158,567	3,449	41,353
Shares reacquired	(22,473)	(336,424)	(174,136)	(1,903,357)
Increase (decrease)	93,787	$1,406,631	(100,010)	$(1,043,109)

Class C Shares
Shares sold	9,030	$136,360	11,199	$132,299
Reinvestment of distributions	1,848	25,985	157	1,871
Shares reacquired	(1,802)	(27,094)	(16,261)	(187,627)
Converted to Class A*	(1,873)	(27,152)	(2,995)	(35,757)
Increase (decrease)	7,203	$108,099	(7,900)	$(89,214)

Notes to Financial Statements (continued)

Global Equity Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	23,396	$366,257	878	$11,000
Reinvestment of distributions	198	2,796	1,452	17,441
Shares reacquired	(9,212)	(136,295)	(79,072)	(932,988)
Increase (decrease)	14,382	$232,758	(76,742)	$(904,547)

Class F3 Shares
Reinvestment of distributions	–	$–	15	$181
Increase	–	$–	15	$181

Class I Shares
Reinvestment of distributions	–	$–	1,484	$17,804
Shares reacquired	(670)	(10,000)	–	–
Increase (decrease)	(670)	$(10,000)	1,484	$17,804

Class R3 Shares
Shares sold	28,939	$437,198	1,641	$19,964
Reinvestment of distributions	818	11,511	160	1,908
Shares reacquired	(20,440)	(299,203)	(55)	(667)
Increase	9,317	$149,506	1,746	$21,205

Class R4 Shares
Reinvestment of distributions	–	$–	12	$150
Increase	–	$–	12	$150

Class R5 Shares
Reinvestment of distributions	–	$–	15	$182
Increase	–	$–	15	$182

Class R6 Shares
Shares sold	22,941	$361,456	9,840	$123,399
Shares reacquired	(358)	(4,957)	(19,272)	(234,374)
Increase (decrease)	22,583	$356,499	(9,432)	$(110,975)

Growth Leaders Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	12,618,737	$583,012,996	18,281,151	$613,241,998
Converted from Class C*	1,575,362	74,374,788	1,928,904	72,420,199
Reinvestment of distributions	4,198,551	175,541,399	2,858,584	78,067,940
Shares reacquired	(12,365,757)	(566,553,743)	(12,621,781)	(409,386,625)
Increase	6,026,893	$266,375,440	10,446,858	$354,343,512

Class C Shares
Shares sold	4,528,845	$188,073,952	5,995,648	$178,733,815
Reinvestment of distributions	2,592,659	97,795,114	2,026,352	50,820,908
Shares reacquired	(4,706,111)	(194,784,763)	(6,241,038)	(184,768,951)
Converted to Class A*	(1,751,967)	(74,374,788)	(2,110,329)	(72,420,199)
Increase (decrease)	663,426	$16,709,515	(329,367)	$(27,634,427)

Notes to Financial Statements (continued)

Growth Leaders Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	37,605,038	$1,779,963,107	30,664,509	$1,054,984,638
Reinvestment of distributions	6,025,591	258,256,825	3,547,411	98,830,859
Shares reacquired	(26,348,047)	(1,246,249,512)	(21,088,458)	(700,112,273)
Increase	17,282,582	$791,970,420	13,123,462	$453,703,224

Class F3 Shares
Shares sold	8,538,984	$411,256,288	4,295,402	$162,030,303
Reinvestment of distributions	661,604	28,720,216	212,922	5,998,021
Shares reacquired	(2,567,381)	(123,713,803)	(952,101)	(33,483,279)
Increase	6,633,207	$316,262,701	3,556,223	$134,545,045

Class I Shares
Shares sold	7,523,038	$361,849,545	12,502,496	$421,762,720
Reinvestment of distributions	2,243,922	96,892,532	1,446,088	40,562,759
Shares reacquired	(10,114,172)	(474,476,907)	(7,842,296)	(277,609,307)
Increase (decrease)	(347,212)	$(15,734,830)	6,106,288	$184,716,172

Class R2 Shares
Shares sold	57,980	$2,630,122	56,383	$1,897,951
Reinvestment of distributions	3,327	135,853	1,660	44,544
Shares reacquired	(34,978)	(1,607,330)	(61,514)	(1,810,369)
Increase (decrease)	26,329	$1,158,645	(3,471)	$132,126

Class R3 Shares
Shares sold	127,159	$5,737,355	104,458	$3,386,244
Reinvestment of distributions	49,580	2,021,888	42,361	1,134,001
Shares reacquired	(203,986)	(9,264,032)	(176,443)	(6,023,366)
Decrease	(27,247)	$(1,504,789)	(29,624)	$(1,503,121)

Class R4 Shares
Shares sold	131,947	$6,088,231	189,027	$5,694,409
Reinvestment of distributions	18,437	771,054	10,913	298,136
Shares reacquired	(98,280)	(4,540,228)	(128,858)	(4,353,339)
Increase	52,104	$2,319,057	71,082	$1,639,206

Class R5 Shares
Shares sold	202,881	$9,556,872	119,938	$4,183,168
Reinvestment of distributions	31,460	1,359,076	26,421	741,362
Shares reacquired	(199,722)	(9,546,091)	(138,213)	(4,812,019)
Increase	34,619	$1,369,857	8,146	$112,511

Class R6 Shares
Shares sold	2,274,302	$109,538,930	738,445	$25,990,050
Reinvestment of distributions	82,190	3,567,873	57,545	1,621,043
Shares reacquired	(547,006)	(26,351,826)	(552,495)	(17,778,515)
Increase	1,809,486	$86,754,977	243,495	$9,832,578

Notes to Financial Statements (continued)

Health Care Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	93,469	$1,888,394	91,012	$1,606,250
Converted from Class C*	1,078	20,376	–	–
Reinvestment of distributions	13,407	242,002	–	–
Shares reacquired	(53,158)	(1,062,543)	(48,656)	(799,696)
Increase	54,796	$1,088,229	42,356	$806,554

Class C Shares
Shares sold	42,736	$851,529	18,378	$325,976
Reinvestment of distributions	2,699	48,170	–	–
Shares reacquired	(25,051)	(504,667)	(10,151)	(175,759)
Converted to Class A*	(1,093)	(20,376)	–	–
Increase	19,291	$374,656	8,227	$150,217

Class F Shares
Shares sold	23,496	$473,930	6,790	$120,001
Reinvestment of distributions	491	8,898	2	37
Shares reacquired	(3,040)	(61,905)	(34,470)	(633,133)
Increase (decrease)	20,947	$420,923	(27,678)	$(513,095)

Class F3 Shares
Reinvestment of distributions	–	$–	23	$346
Shares reacquired	–	–	(31,530)	(577,083)
Decrease	–	$–	(31,507)	$(576,737)

Class I Shares
Reinvestment of distributions	(1)	$–	4	$54
Shares reacquired	1	–	(6,452)	(118,013)
Decrease	–	$–	(6,448)	$(117,959)

Class R5 Shares
Reinvestment of distributions	–	$–	–	$5
Increase	–	$–	–	$5

Class R6 Shares
Shares sold	75,313	$1,486,080	62,558	$1,019,533
Reinvestment of distributions	–	–	23	346
Shares reacquired	(7,643)	(153,462)	(34,524)	(627,476)
Increase	67,670	$1,332,618	28,057	$392,403

International Equity Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	866,494	$14,280,450	642,645	$8,200,504
Converted from Class C*	33,029	558,425	149,893	1,969,103
Reinvestment of distributions	125,034	1,944,287	189,205	2,569,398
Shares reacquired	(1,553,164)	(25,640,612)	(3,033,576)	(37,897,966)
Decrease	(528,607)	$(8,857,450)	(2,051,833)	$(25,158,961)

Notes to Financial Statements (continued)

International Equity Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	52,720	$859,771	41,975	$518,824
Reinvestment of distributions	1,234	19,178	5,240	71,063
Shares reacquired	(87,845)	(1,453,229)	(208,954)	(2,595,055)
Converted to Class A*	(33,171)	(558,425)	(150,680)	(1,969,103)
Decrease	(67,062)	$(1,132,705)	(312,419)	$(3,974,271)

Class F Shares
Shares sold	757,577	$12,936,223	134,470	$1,779,804
Reinvestment of distributions	9,333	144,479	58,859	794,605
Shares reacquired	(133,899)	(2,239,606)	(3,126,496)	(38,695,120)
Increase (decrease)	633,011	$10,841,096	(2,933,167)	$(36,120,711)

Class F3 Shares
Shares sold	80,444	$1,368,799	79,051	$1,057,492
Reinvestment of distributions	4,387	69,008	5,613	76,992
Shares reacquired	(84,279)	(1,411,344)	(93,281)	(1,222,927)
Increase (decrease)	552	$26,463	(8,617)	$(88,443)

Class I Shares
Shares sold	30,175	$521,302	1,321,968	$17,511,567
Reinvestment of distributions	178,682	2,805,307	243,036	3,329,599
Shares reacquired	(3,953,549)	(64,868,896)	(3,189,966)	(43,162,311)
Decrease	(3,744,692)	$(61,542,287)	(1,624,962)	$(22,321,145)

Class P Shares
Shares sold	7	$103	48	$610
Reinvestment of distributions	18	278	39	544
Shares reacquired	(2,120)	(33,178)	(486)	(6,471)
Decrease	(2,095)	$(32,797)	(399)	$(5,317)

Class R2 Shares
Shares sold	1,510	$25,044	3,283	$41,953
Reinvestment of distributions	59	914	162	2,195
Shares reacquired	(1,723)	(29,536)	(27,471)	(299,532)
Decrease	(154)	$(3,578)	(24,026)	$(255,384)

Class R3 Shares
Shares sold	60,283	$986,472	72,743	$893,248
Reinvestment of distributions	3,356	51,482	6,649	89,018
Shares reacquired	(117,485)	(1,908,756)	(229,010)	(2,953,782)
Decrease	(53,846)	$(870,802)	(149,618)	$(1,971,516)

Class R4 Shares
Shares sold	22,758	$374,708	26,181	$334,025
Reinvestment of distributions	988	15,301	1,213	16,392
Shares reacquired	(15,169)	(250,732)	(29,947)	(383,267)
Increase (decrease)	8,577	$139,277	(2,553)	$(32,850)

Notes to Financial Statements (continued)

International Equity Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	528	$8,854	1,555	$20,106
Reinvestment of distributions	54	848	104	1,430
Shares reacquired	(800)	(13,844)	(3,025)	(40,745)
Decrease	(218)	$(4,142)	(1,366)	$(19,209)

Class R6 Shares
Shares sold	95,921	$1,640,453	7,203	$99,503
Reinvestment of distributions	71	1,124	152	2,096
Shares reacquired	(20,345)	(336,541)	(36,013)	(450,847)
Increase (decrease)	75,647	$1,305,036	(28,658)	$(349,248)

International Opportunities Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,020,365	$20,734,426	760,276	$11,555,309
Converted from Class C*	56,486	1,157,283	105,250	1,636,396
Reinvestment of distributions	–	–	87,790	1,454,675
Shares reacquired	(1,129,310)	(22,544,684)	(2,721,200)	(40,979,780)
Decrease	(52,459)	$(652,975)	(1,767,884)	$(26,333,400)

Class C Shares
Shares sold	98,943	$1,805,973	123,408	$1,808,409
Reinvestment of distributions	–	–	6,381	98,204
Shares reacquired	(184,163)	(3,387,765)	(647,947)	(8,895,347)
Converted to Class A*	(61,458)	(1,157,283)	(113,756)	(1,636,396)
Decrease	(146,678)	$(2,739,075)	(631,914)	$(8,625,130)

Class F Shares
Shares sold	603,623	$11,596,436	781,507	$11,657,260
Reinvestment of distributions	–	–	62,372	1,022,286
Shares reacquired	(809,112)	(15,871,515)	(3,799,996)	(55,967,692)
Decrease	(205,489)	$(4,275,079)	(2,956,117)	$(43,288,146)

Class F3 Shares
Shares sold	568,476	$12,066,160	339,811	$5,211,076
Reinvestment of distributions	–	–	16,394	280,820
Shares reacquired	(276,690)	(5,795,476)	(429,731)	(6,706,269)
Increase (decrease)	291,786	$6,270,684	(73,526)	$(1,214,373)

Class I Shares
Shares sold	509,328	$10,221,845	383,771	$5,985,361
Reinvestment of distributions	–	–	184,630	3,147,949
Shares reacquired	(814,010)	(17,506,626)	(4,927,626)	(76,300,116)
Decrease	(304,682)	$(7,284,781)	(4,359,225)	$(67,166,806)

Class P Shares
Shares sold	310	$6,474	2,368	$38,976
Reinvestment of distributions	–	–	52	891
Shares reacquired	(1,318)	(28,552)	(871)	(13,302)
Increase (decrease)	(1,008)	$(22,078)	1,549	$26,565

Notes to Financial Statements (continued)

International Opportunities Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	19,444	$387,386	46,675	$655,760
Reinvestment of distributions	–	–	1,631	26,601
Shares reacquired	(50,635)	(1,000,966)	(95,590)	(1,378,536)
Decrease	(31,191)	$(613,580)	(47,284)	$(696,175)

Class R3 Shares
Shares sold	98,606	$1,906,895	316,332	$4,596,548
Reinvestment of distributions	–	–	11,544	187,243
Shares reacquired	(769,436)	(15,146,837)	(579,477)	(8,227,429)
Decrease	(670,830)	$(13,239,942)	(251,601)	$(3,443,638)

Class R4 Shares
Shares sold	38,326	$767,766	90,472	$1,337,820
Reinvestment of distributions	–	–	4,037	66,568
Shares reacquired	(216,539)	(3,983,010)	(175,841)	(2,801,502)
Decrease	(178,213)	$(3,215,244)	(81,332)	$(1,397,114)

Class R5 Shares
Shares sold	40,176	$803,376	527,631	$8,196,957
Reinvestment of distributions	–	–	15,637	266,448
Shares reacquired	(871,351)	(17,560,650)	(639,879)	(8,882,336)
Decrease	(831,175)	$(16,757,274)	(96,611)	$(418,931)

Class R6 Shares
Shares sold	540,028	$10,832,601	1,005,911	$15,530,561
Reinvestment of distributions	–	–	24,719	423,436
Shares reacquired	(1,373,932)	(27,830,416)	(1,063,705)	(16,481,416)
Decrease	(833,904)	$(16,997,815)	(33,075)	$(527,419)

International Value Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,061,134	$23,907,213	3,362,540	$20,988,271
Converted from Class C*	606,743	4,752,785	1,257,977	7,942,129
Reinvestment of distributions	831,708	6,490,509	642,320	4,069,241
Shares reacquired	(5,124,680)	(39,688,743)	(11,073,443)	(69,291,701)
Decrease	(625,095)	$(4,538,236)	(5,810,606)	$(36,292,060)

Class C Shares
Shares sold	69,931	$547,796	116,560	$736,623
Reinvestment of distributions	33,787	260,067	36,121	231,625
Shares reacquired	(321,117)	(2,473,707)	(1,370,675)	(8,502,971)
Converted to Class A*	(611,906)	(4,752,785)	(1,268,228)	(7,942,129)
Decrease	(829,305)	$(6,418,629)	(2,486,222)	$(15,476,852)

Class F Shares
Shares sold	447,227	$3,520,651	1,276,200	$8,124,091
Reinvestment of distributions	95,359	748,699	81,787	520,986
Shares reacquired	(815,451)	(6,336,462)	(2,869,473)	(17,538,005)
Decrease	(272,865)	$(2,067,112)	(1,511,486)	$(8,892,928)

Notes to Financial Statements (continued)

International Value Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	739,152	$5,894,112	682,416	$4,290,243
Reinvestment of distributions	91,373	718,721	73,214	464,168
Shares reacquired	(733,863)	(5,776,493)	(1,264,958)	(8,054,376)
Increase (decrease)	96,662	$836,340	(509,328)	$(3,299,965)

Class I Shares
Shares sold	13,551,374	$109,805,842	5,843,812	$35,479,009
Reinvestment of distributions	1,142,639	9,028,328	678,632	4,300,880
Shares reacquired	(5,696,989)	(42,372,150)	(5,256,212)	(34,690,399)
Increase	8,997,024	$76,462,020	1,266,232	$5,089,490

Class R2 Shares
Shares sold	1,002	$8,031	881	$5,868
Reinvestment of distributions	74	591	35	218
Shares reacquired	(988)	(7,800)	(60,515)	(433,765)
Increase (decrease)	88	$822	(59,599)	$(427,679)

Class R3 Shares
Shares sold	131,877	$1,063,380	114,119	$720,791
Reinvestment of distributions	20,973	165,652	16,184	103,892
Shares reacquired	(192,616)	(1,485,389)	(241,677)	(1,541,470)
Decrease	(39,766)	$(256,357)	(111,374)	$(716,787)

Class R4 Shares
Shares sold	15,394	$117,905	2,990	$20,347
Reinvestment of distributions	408	3,223	112	701
Shares reacquired	(2,743)	(20,780)	(2,223)	(13,255)
Increase	13,059	$100,348	879	$7,793

Class R5 Shares
Shares sold	515	$4,185	39	$212
Reinvestment of distributions	7	53	12	80
Shares reacquired	(102)	(849)	(36)	(228)
Increase	420	$3,389	15	$64

Class R6 Shares
Shares sold	24,459	$187,780	8,479	$54,105
Reinvestment of distributions	154	1,230	42	270
Shares reacquired	(10,950)	(83,632)	(66,232)	(393,775)
Increase (decrease)	13,663	$105,378	(57,711)	$(339,400)

Micro Cap Growth Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,899,533	$79,008,714	315,734	$5,250,326
Converted from Class C*	2,848	55,236	–	–
Reinvestment of distributions	216,420	3,339,369	178,087	2,158,413
Shares reacquired	(1,635,265)	(31,860,611)	(733,350)	(10,796,624)
Increase (decrease)	2,483,536	$50,542,708	(239,529)	$(3,387,885)

Notes to Financial Statements (continued)

Micro Cap Growth Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class C Shares(a)	Shares	Amount	Shares	Amount
Shares sold	610,825	$15,046,196	43,721	$922,143
Reinvestment of distributions	16,075	303,011	–	–
Shares reacquired	(89,983)	(2,091,787)	(2,165)	(44,235)
Converted to Class A*	(2,341)	(55,236)	–	–
Increase	534,576	$13,202,184	41,556	$877,908

Class F Shares(a)
Shares sold	10,540,463	$266,716,166	602,649	$12,452,364
Reinvestment of distributions	199,630	3,773,009	–	–
Shares reacquired	(4,292,107)	(101,849,880)	(12,112)	(240,374)
Increase	6,447,986	$168,639,295	590,537	$12,211,990

Class I Shares
Shares sold	2,545,959	$61,392,303	973,448	$17,910,932
Reinvestment of distributions	890,870	16,837,445	1,130,254	15,993,094
Shares reacquired	(1,330,048)	(31,678,949)	(5,269,377)	(91,866,926)
Increase (decrease)	2,106,781	$46,550,799	(3,165,675)	$(57,962,900)

Value Opportunities Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,005,986	$64,495,583	2,910,034	$46,055,482
Converted from Class C*	505,585	11,030,413	2,248,670	37,248,763
Reinvestment of distributions	1,967,336	36,454,708	4,842,769	81,745,942
Shares reacquired	(6,408,852)	(134,991,512)	(14,813,832)	(239,951,578)
Decrease	(929,945)	$(23,010,808)	(4,812,359)	$(74,901,391)

Class C Shares
Shares sold	644,345	$11,394,166	318,879	$4,435,295
Reinvestment of distributions	284,339	4,458,433	1,138,754	16,511,937
Shares reacquired	(900,371)	(16,016,634)	(3,181,663)	(44,706,161)
Converted to Class A*	(599,570)	(11,030,413)	(2,631,705)	(37,248,763)
Decrease	(571,257)	$(11,194,448)	(4,355,735)	$(61,007,692)

Class F Shares
Shares sold	1,797,604	$37,847,528	1,381,384	$23,429,724
Reinvestment of distributions	439,721	8,363,493	1,260,844	21,812,599
Shares reacquired	(2,441,356)	(51,421,396)	(5,708,517)	(94,731,088)
Decrease	(204,031)	$(5,210,375)	(3,066,289)	$(49,488,765)

Class F3 Shares
Shares sold	1,596,849	$36,558,401	1,695,794	$28,270,170
Reinvestment of distributions	608,403	11,930,790	1,568,561	27,904,698
Shares reacquired	(3,195,857)	(71,397,694)	(5,458,935)	(94,169,448)
Decrease	(990,605)	$(22,908,503)	(2,194,580)	$(37,994,580)

Notes to Financial Statements (concluded)

Value Opportunities Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	6,520,855	$152,442,751	2,064,402	$34,869,803
Reinvestment of distributions	675,691	13,148,938	1,753,254	30,997,529
Shares reacquired	(2,888,534)	(63,604,654)	(6,620,246)	(111,712,805)
Increase (decrease)	4,308,012	$101,987,035	(2,802,590)	$(45,845,473)

Class P Shares
Shares sold	79,069	$1,623,649	96,551	$1,526,223
Reinvestment of distributions	50,134	906,422	148,473	2,448,323
Shares reacquired	(387,193)	(7,742,666)	(459,366)	(7,377,885)
Decrease	(257,990)	$(5,212,595)	(214,342)	$(3,403,339)

Class R2 Shares
Shares sold	31,406	$644,725	48,385	$720,604
Reinvestment of distributions	16,949	297,456	40,808	654,971
Shares reacquired	(90,409)	(1,814,660)	(151,121)	(2,282,070)
Decrease	(42,054)	$(872,479)	(61,928)	$(906,495)

Class R3 Shares
Shares sold	392,875	$8,002,976	462,949	$7,040,130
Reinvestment of distributions	139,781	2,492,301	389,411	6,339,608
Shares reacquired	(1,219,492)	(24,413,278)	(1,480,687)	(23,164,281)
Decrease	(686,836)	$(13,918,001)	(628,327)	$(9,784,543)

Class R4 Shares
Shares sold	289,822	$6,215,019	248,272	$3,995,003
Reinvestment of distributions	106,339	1,968,337	272,329	4,591,465
Shares reacquired	(657,886)	(13,558,997)	(816,106)	(13,379,541)
Decrease	(261,725)	$(5,375,641)	(295,505)	$(4,793,073)

Class R5 Shares
Shares sold	20,489	$459,253	32,461	$592,474
Reinvestment of distributions	5,925	115,427	16,871	298,450
Shares reacquired	(54,178)	(1,187,542)	(72,377)	(1,293,024)
Decrease	(27,764)	$(612,862)	(23,045)	$(402,100)

Class R6 Shares
Shares sold	438,800	$10,002,897	343,530	$5,936,985
Reinvestment of distributions	75,851	1,485,915	205,390	3,651,835
Shares reacquired	(399,116)	(9,017,125)	(963,533)	(17,109,981)
Increase (decrease)	115,535	$2,471,687	(414,613)	$(7,521,161)

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.
(a)	Commenced on August 28, 2020.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Securities Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Alpha Strategy Fund, Lord Abbett Durable Growth Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Small Cap Value Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Fund (formerly Lord Abbett Global Equity Research Fund), Lord Abbett Growth Leaders Fund, Lord Abbett Health Care Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, Lord Abbett Micro Cap Growth Fund and Lord Abbett Value Opportunities Fund, the funds constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Trust, except for the Funds listed in the table below; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Trust as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Lord Abbett Securities Trust	Financial Highlights
Lord Abbett Global Equity Fund (formerly Lord Abbett Global Equity Research Fund)	For the years ended October 31, 2021, 2020, 2019, 2018, and the period from January 17, 2017 (commencement of operations) through October 31, 2017
Lord Abbett Durable Growth Fund	For the years ended October 31, 2021 and October 31, 2020
Lord Abbett Focused Growth Fund	For the years ended October 31, 2021 and 2020, and the period from January 30, 2019 (commencement of operations) through October 31, 2019
Lord Abbett Focused Large Cap Value Fund	For the years ended October 31, 2021 and 2020, and the period from July 26, 2019 (commencement of operations) through October 31, 2019
Lord Abbett Health Care Fund	For the years ended October 31, 2021 and 2020, and the period from July 26, 2019 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 23, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2021, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Alpha Strategy Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc.	19.94%
Lord Abbett Focused Small Cap Value Fund	10.24%
Lord Abbett International Opportunities Fund	19.38%
Lord Abbett Micro Cap Growth Fund	9.70%
Lord Abbett Small Cap Value Fund	20.30%
Lord Abbett Value Opportunities Fund	20.44%
Total	100.00%

Developing Growth Fund

Ten Largest Holdings	% of Investments
Crocs, Inc.	2.68%
Inmode Ltd.	2. 23%
Calix, Inc.	2.18%
Endava plc	2.02%
Axon Enterprise, Inc.	2.00%
Semtech Corp.	1.90%
Shockwave Medical, Inc.	1.88%
Diodes, Inc.	1.79%
Rapid7, Inc.	1.76%
Sprout Social, Inc. Class A	1.76%

Holdings by Sector	% of Investments
Communication Services	3.55%
Consumer Discretionary	16.60%
Consumer Staples	2.78%
Financials	5.49%
Health Care	25.80%
Industrials	12.91%
Information Technology	29.39%
Materials	3.10%
Repurchase Agreements	0.38%
Total	100.00%

Focused Small Cap Value Fund

Ten Largest Holdings	% of Investments
Bancorp, Inc. (The)	3.76%
Victory Capital Holdings, Inc.	3.02%
Customers Bancorp, Inc.	2.88%
International Money Express, Inc.	2.81%
Western Alliance Bancorp	2.65%
Sunstone Hotel Investors, Inc.	2.65%
Masonite International Corp.	2.55%
MEG Energy Corp.	2.54%
Stewart Information Services Corp.	2.50%
Valaris Ltd.	2.46%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector	% of Investments
Communication Services	4.25%
Consumer Discretionary	7.32%
Consumer Staples	3.87%
Energy	10.69%
Financials	30.91%
Health Care	4.95%
Industrials	14.73%
Information Technology	8.38%
Materials	6.60%
Real Estate Investment Trusts	5.78%
Repurchase Agreements	1.51%
Time Deposits	0.10%
Money Market Funds	0.91%
Total	100.00%

International Opportunities Fund

Ten Largest Holdings	% of Investments
ANDRITZ AG	1.87%
Britvic plc	1.81%
REN - Redes Energeticas Nacionais SGPS SA	1.73%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	1.72%
Rheinmetall AG	1.70%
NS Solutions Corp.	1.65%
PATRIZIA AG	1.59%
Man Group plc	1.57%
GUD Holdings Ltd.	1.55%
UTI Asset Management Co. Ltd.	1.50%

Holdings by Sector	% of Investments
Communication Services	3.17%
Consumer Discretionary	12.29%
Consumer Staples	4.49%
Financials	13.07%
Health Care	6.75%
Industrials	24.55%
Information Technology	11.22%
Materials	10.63%
Real Estate Investment Trusts	9.46%
Utilities	2.73%
Repurchase Agreements	1.64%
Total	100.00%

Investments in Underlying Funds (unaudited)(continued)

Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
Calix, Inc.	3.19%
Sprout Social, Inc.	2.75%
Axonics, Inc.	2.45%
Shyft Group, Inc. (The)	2.43%
Montrose Environmental Group, Inc.	2.36%
Ameresco, Inc.	2.01%
Lovesac Co. (The)	1.98%
Ooma, Inc.	1.96%
Celsius Holdings, Inc.	1.95%
OrthoPediatrics Corp.	1.91%

Holdings by Sector	% of Investments
Communication Services	5.66%
Consumer Discretionary	14.90%
Consumer Staples	4.06%
Financials	5.96%
Health Care	30.09%
Industrials	14.60%
Information Technology	21.70%
Repurchase Agreements	0.99%
Time Deposits	0.20%
Money Market Funds	1.84%
Total	100.00%

Small Cap Value Fund

Ten Largest Holdings	% of Investments
Bancorp, Inc. (The)	3.03%
Triumph Bancorp, Inc.	2.86%
Customers Bancorp, Inc.	2.67%
MEG Energy Corp.	2.20%
PacWest Bancorp	2.19%
Valvoline, Inc.	2.07%
Avient Corp.	2.06%
Victory Capital Holdings, Inc.	2.02%
International Money Express, Inc.	2.02%
Crane Co.	1.96%

Investments in Underlying Funds (unaudited)(concluded)

Holdings by Sector	% of Investments
Communication Services	4.31%
Consumer Discretionary	7.52%
Consumer Staples	2.82%
Energy	7.28%
Financials	26.24%
Health Care	7.06%
Industrials	16.00%
Information Technology	11.30%
Materials	6.41%
Real Estate Investment Trusts	9.13%
Utilities	1.58%
Repurchase Agreements	0.35%
Total	100.00%

Value Opportunities Fund

Ten Largest Holdings	% of Investments
Entegris, Inc.	2.18%
Generac Holdings, Inc.	2.13%
Valvoline, Inc.	2.05%
Charles River Laboratories International, Inc.	2.01%
Carlisle Cos., Inc.	2.00%
Crane Co.	1.98%
Stewart Information Services Corp.	1.95%
Saia, Inc.	1.91%
Western Alliance Bancorp	1.88%
STERIS plc	1.85%

Holdings by Sector	% of Investments
Communication Services	2.93%
Consumer Discretionary	10.06%
Consumer Staples	2.83%
Energy	3.71%
Financials	14.97%
Health Care	13.70%
Industrials	18.22%
Information Technology	13.48%
Materials	9.50%
Real Estate Investment Trusts	7.66%
Utilities	2.35%
Repurchase Agreements	0.59%
Total	100.00%

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004-2015).
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006-Present). Previously served as director of Xerox Corporation (2008-2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003-2017); President of Wells Fargo Funds (2003-2016). Other Directorships: None.
Lorin Patrick
Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors-FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).
John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).
Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.
Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review each Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for each Fund’s Program. At the June 2-3, 2021 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period March 1, 2020 through March 1, 2021. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: each Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Alpha Strategy Fund	32%	32%
Durable Growth Fund	100%	100%
Focused Growth Fund	3%	3%
Focused Large Cap Value Fund	21%	22%
Focused Small Cap Value Fund	100%	100%
Fundamental Equity Fund	100%	100%
Global Equity Fund	39%	100%
Growth Leaders Fund	5%	5%
Health Care Fund	100%	100%
International Equity Fund	0%	100%
International Opportunities Fund	0%	0%
International Value Fund	1%	96%
Micro Cap Growth	1%	1%
Value Opportunities Fund	100%	100%

Additionally, of the distributions paid to the shareholders during the fiscal year ended October 31, 2021, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Alpha Strategy Fund	$ –	$ 50,784,144
Durable Growth Fund	4,421,949	–
Focused Growth Fund	1,864,114	140,858
Focused Large Cap Value Fund	31,512,021	–
Global Equity Fund	–	278,151
Growth Leaders Fund	392,566,629	327,647,029
Health Care Fund	491,910	8,110
Micro Cap Growth	13,473,195	16,614,432
Value Opportunities Fund	276,299	79,109,540

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
International Equity Fund	$ 9,212,173	$433,261
International Opportunities Fund	10,789,927	249,517
International Value Fund	24,815,286	362,413

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Durable Growth Fund

Lord Abbett Focused Growth Fund

Lord Abbett Focused Large Cap Value Fund

Lord Abbett Focused Small Cap Value Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Global Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett Health Care Fund

Lord Abbett International Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett International Value Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Value Opportunities Fund

LST-2 (12/21)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2021 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2021 and 2020 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2021	2020
Audit Fees {a}	$560,000	$566,500
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	560,000	566,500

Tax Fees {b}	82,337	88,193
All Other Fees	- 0 -	- 0 -

Total Fees	$642,337	$654,693

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2021 and 2020 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees {a}	$220,000	$214,142

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

December 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

December 23, 2021

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

December 23, 2021